                                                                    Exhibit 99.1

                                     CREDIT

                                       AND

                               SECURITY AGREEMENT

                       NATIONAL CITY BUSINESS CREDIT, INC.
                                   (AS LENDER)

                                       and

                               NATIONAL CITY BANK
                                   (AS ISSUER)

                                       and

                           THE BORROWERS PARTY HERETO
                                 (AS BORROWERS)

                                       and

                           THE GUARANTORS PARTY HERETO
                                 (AS GUARANTORS)

                                DECEMBER 29, 2005

      3.8    Basis For Determining Interest Rate Inadequate or

                                      -i-

      5.8    Solvency; No Litigation, Violation, Indebtedness

      6.2    Conduct of Business and Maintenance of Existence

                                      -ii-

      7.15   Amendment  of Articles of  Incorporation,  By-Laws,
             Certificate  of Limited  Partnership,  Limited
             Partnership Agreement, Articles of Organization,

                                     -iii-

                                      -iv-

                          CREDIT AND SECURITY AGREEMENT

     Credit and Security Agreement (this "Agreement"),  executed the 28th day of
December,  2005,  to be  effective  on the  29th  day  of  December,  2005  (the
"Effective  Date"),  by and among the Borrowers (as  hereinafter  defined),  the
Guarantors (as hereinafter  defined),  National City Business  Credit,  Inc., an
Ohio  corporation  ("NCBC"),  as lender (the "Lender") and National City Bank, a national banking association, as the Issuer (as defined below).

     IN CONSIDERATION of the mutual covenants and undertakings herein contained, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the
Guarantors, the Lender and the Issuer hereby agree as follows:

I.   DEFINITIONS.

     1.1 Accounting Terms.

     As used in this Agreement,  the Notes, or any certificate,  report or other document  made or delivered  pursuant to this  Agreement,  accounting  terms not defined in Section 1.2 or  elsewhere  in this  Agreement  and  accounting  terms partly  defined  in  Section  1.2 to the  extent  not  defined  shall  have  the respective meanings given to them under GAAP; provided,  however,  whenever such accounting  terms  are used for the  purposes  of  determining  compliance  with financial covenants in this Agreement, such accounting terms shall be defined in accordance with GAAP. All financial computations to be made under this Agreement shall, unless otherwise specifically provided herein, be made in accordance with
GAAP applied on a basis  consistent in all material  respects with the financial statements delivered to the Lender on or prior to the Closing Date.

1.2  General Terms.

     For  purposes  of this  Agreement,  the  following  terms  shall  have  the following meanings:

     "Accountants" shall have the meaning set forth in Section 9.7.

     "Advances" shall mean and include the Revolving Advances, Letters of Credit and the Term Loan.

     "Advance Rates" shall have the meaning set forth in Section 2.1(a) hereof.

     "Affiliate"  of any Person  shall mean (a) any Person  which,  directly  or indirectly,  is in control of, is controlled by, or is under common control with such Person,  or (b) any Person who is a director or officer (i) of such Person,
(ii) of any Subsidiary of such Person or (iii) of any Person described in clause
(a) above. For purposes of this  definition,  control of a Person shall mean the power, direct or indirect,  (x) to vote twenty-five percent (25%) or more of the securities  having  ordinary  voting power for the election of directors of such
Person,  or (y) to direct or cause the direction of the  management and policies of such Person whether by contract or otherwise.

                                      -1-

     "Agreement"  shall  have the  meaning  set  forth in the  preamble  to this
Agreement, as amended, restated, modified or supplemented from time to time.

     "Alternate  Base Rate" shall  mean,  for any day, a rate per annum equal to the higher of: (a) the rate of interest which is  established  from time to time by National City Bank at its principal  office in Cleveland,  Ohio as its "prime rate" or "base rate" in effect, such rate to be adjusted automatically,  without notice,  as of the opening of business  on the  effective  date of any change in such rate (it being agreed  that:  (i) such rate is not  necessarily  the lowest rate of interest then  available  from National  City Bank on  fluctuating  rate loans and (ii)  such rate may be  established  by  National  City Bank by public announcement or otherwise) and (b) the Federal Funds Effective Rate in effect on such day plus one half of one percent (.50%).

     "Anti-Terrorism  Laws" shall mean any laws  relating to  terrorism or money laundering,  including  Executive Order No. 13224, the USA Patriot Act, the laws comprising or  implementing  the Bank Secrecy Act, and the laws  administered by the United States Treasury  Department's Office of Foreign Asset Control (as any
of the foregoing laws may from time to time be amended,  renewed,  extended,  or replaced).

     "Authority" shall have the meaning set forth in Section 4.18(d) hereof.

     "Blocked Account Agreements" shall mean, collectively,  each of the Blocked
Account  Agreements in form and substance  satisfactory  to the Lender,  entered into by the Borrowers, as applicable, the Lender and the applicable Lockbox Bank at which  the  applicable  Collection  Account  is  located,  together  with all amendments, supplements,  modifications,  substitutions and replacements thereto and thereof.

     "Blocked  Person"  shall have the meaning  assigned to such term in Section
5.23(b) hereof.

     "Borrower"  shall  mean BTL,  BDR and any other  Person  who may  hereafter become a party hereto as a borrower and "Borrowers" shall  collectively mean all such Persons.

     "Borrowing Agent" shall mean BTL.

     "Borrowing Base  Certificate"  shall mean a certificate duly executed by an officer of the Borrowing Agent appropriately  completed and in substantially the form of Exhibit A hereto.

     "BDR" shall mean BDR Broadband,  LLC, a Delaware limited  liability company and its successors and assigns.

     "BTFE"  shall  mean  Blonder  Tongue  Far East,  LLC,  a  Delaware  limited liability company and its successors and assigns.

     "BTIC" shall mean Blonder Tongue Investment Company, a Delaware corporation and its successors and assigns.

                                      -2-

     "BTII"  shall  mean  Blonder   Tongue   International,   Inc.,  a  Delaware
corporation and its successors and assigns.

     "BTL" shall mean Blonder Tongue Laboratories,  Inc., a Delaware corporation and its successors and assigns.

     "Business  Day" shall mean any day other than Saturday or Sunday or a legal holiday on which commercial banks are authorized or required by law to be closed for business in Cleveland,  Ohio and, if the applicable  Business Day relates to any Libor Rate Loans,  such day must also be a day on which dealings are carried on in the London interbank market.

     "Capital  Expenditures"  shall  mean  any  expenditure  made  or  liability incurred  which is,  determined  in accordance  with GAAP,  treated as a capital expenditure  (including,  but not limited to, capital lease obligations) and not as an expense  item for the year in which it was made or  incurred,  as the case may be.

     "Cash  Concentration  Account"  shall mean,  with respect to the Borrowers, that certain  commercial  deposit  account at National City Bank, in the name of
NCBC,  designated as "National  City Business  Credit,  Inc. (for the benefit of itself and the Issuer) Borrowing Agent Cash Concentration Account",  which shall be: (a)  maintained  by the Lender with National City Bank pursuant to a Deposit
Account Agreement,  without liability by the Lender or National City Bank to pay interest  thereon,  (b) the funds within  which shall be the sole and  exclusive property  of the  Lender and (c) from which  account  the Lender  shall have the irrevocable  and exclusive  right to withdraw funds until all of the Obligations are paid,  performed,  satisfied and enforced in full and the commitments of the
Lender to make Advances hereunder and all Letters of Credit have terminated.

     "CERCLA" shall mean the Comprehensive Environmental Response,  Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601 et seq.

     "Change of Control"  shall mean (i) any event or  circumstance  pursuant to which any  "person"  or "group" of  related  persons  (as such terms are used in
Sections  13(d) and 14(d) of the Exchange Act) other than the Permitted  Holders becomes  the  beneficial  owner (as  defined in Rules  13d-3 and 13d-5 under the
Exchange  Act,  except  that  such  person  or  group  shall be  deemed  to have
"beneficial ownership" of all shares that any such person or group has the right to acquire,  whether  such right is  exercisable  immediately  or only after the passage of time), directly or indirectly, of more than twenty five percent (25%)
of the total  voting  power of the voting stock of BTL (for the purposes of this clause,  such  person or group  shall be deemed to  beneficially  own any voting stock of BTL held by a parent  entity,  if such  persons or group  "beneficially owns" (as defined above), directly or indirectly,  more than twenty five percent
(25%) of the voting  power of the voting stock of such parent  entity);  or (ii)
the first (1st) day on which a majority of the members of the Board of Directors of BTL are not Continuing Directors; (iii) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of BTL and its  Subsidiaries  taken as a whole to any "person" (as such term is used in
Sections  13(d) and 14(d) of the  Exchange  Act);  or (iv) the  adoption  by the stockholders  of BTL of a plan or proposal for the liquidation or dissolution of
BTL.

                                      -3-

     "Charges" shall mean all taxes,  charges,  fees,  imposts,  levies or other assessments,  including, without limitation, all net income, gross income, gross receipts,  sales, use, ad valorem,  value added, transfer,  franchise,  profits, inventory,  capital stock, license,  withholding,  payroll,  employment,  social security, unemployment, excise, severance, stamp, occupation and property taxes, custom duties, fees, assessments,  liens, claims and charges,  together with any interest and any penalties,  additions to tax or additional amounts,  imposed by any  taxing  or  other  similar  governmental  authority,  domestic  or  foreign
(including,  without limitation, the Pension Benefit Guaranty Corporation or any environmental agency or superfund),  upon the Collateral,  any Loan Party or any of its Affiliates.

     "CIP  Regulations"  shall have the meaning assigned to such term in Section
14.6 hereof.

     "Closing  Date" shall mean  December  29, 2005 or such other date as may be agreed to by the parties hereto.

     "Code" shall mean the Internal  Revenue Code of 1986,  as amended from time to time and the regulations promulgated thereunder.

     "Collateral" shall mean and include:

          (a) all Receivables;

          (b) all Equipment;

          (c) all General Intangibles;

          (d) all Inventory;

          (e) all Investment Property;

          (f) all Subsidiary Stock;

          (g) all Real Property;

          (h) all Rights of Entry;

          (i) all of each Loan Party's  right,  title and interest in and to (i)
     its respective goods and other personal property including, but not limited to, all  merchandise  returned  or rejected  by  Customers,  relating to or securing any of the Receivables;  (ii) all of each Loan Party's rights as a consignor,  a consignee,  an unpaid  vendor,  mechanic,  artisan,  or other
     lienor,   including  stoppage  in  transit,   setoff,  detinue,   replevin,
     reclamation  and repurchase;  (iii) all additional  amounts due to any Loan
     Party from any Customer  relating to the Receivables;  (iv) other property, including  warranty claims,  relating to any goods securing this Agreement;
     (v) all of each Loan Party's contract rights,  rights of payment which have been  earned  under a contract  right,  instruments  (including  promissory notes),  documents,  chattel paper  (including  electronic  chattel paper), warehouse  receipts,  deposit accounts  including,  but not limited to, the
     Blocked  Accounts,  letters of credit,  and money; (vi) all commercial tort claims  (whether  now  existing or

                                      -4-

     hereafter arising);  (vii) if and when obtained by any Loan Party, all real and  personal  property of third  parties in which such Loan Party has been granted  a lien  or  security  interest  as  security  for the  payment  or enforcement of Receivables;  and (viii) any other goods,  personal property or real  property now owned or  hereafter  acquired in which any Loan Party has  expressly  granted a security  interest or may hereafter in the future grant a security interest to the Lender  hereunder,  or in any amendment or supplement  hereto or  thereto,  or under any other  agreement  between the
     Lender and any Loan Party;

          (j) all of each Loan  Party's  ledger  sheets,  ledger  cards,  files, correspondence,  records,  books  of  account,  business  papers,  computer software (owned by any Loan Party or in which it has an interest), computer programs,  tapes,  disks and documents relating to (a), (b), (c), (d), (e),
     (f), (g), (h) or (i) of this Paragraph; and

          (k) all proceeds and products of (a),  (b),  (c),  (d), (e), (f), (g),
     (h),  (i) and (j) in whatever  form,  including,  but not limited to: cash,
     deposit   accounts   (whether  or  not   comprised   solely  of  proceeds),
     certificates of deposit,  insurance proceeds  (including hazard,  flood and credit  insurance),  negotiable  instruments and other  instruments for the payment of money, chattel paper,  security agreements,  documents,  eminent domain proceeds, condemnation proceeds and tort claim proceeds.

     "Collection  Accounts"  shall have the meaning set forth in Section 4.15(g)
hereof.

     "Consents"  shall mean all filings  and all  licenses,  permits,  consents, approvals, authorizations, qualifications and orders of governmental authorities and other third  parties,  domestic or foreign,  necessary  to carry on any Loan
Party's business, including, without limitation, any Consents required under all applicable federal, state or other applicable law.

     "Continuing  Directors" means, as of any date of determination,  any member of the  Board  of  Directors  of BTL  who:  (i) was a  member  of such  Board of
Directors on the date hereof;  or (ii) was  nominated for election or elected to such  Board of  Directors  with the  approval  of a majority  of the  Continuing
Directors  who  were  members  of such  Board of  Directors  at the time of such nomination or election.

     "Contract Rate" shall mean, as applicable,  the Revolving  Interest Rate or the Term Loan Rate.

     "Controlled  Group"  shall  mean  all  members  of a  controlled  group  of corporations and all trades or businesses  (whether or not  incorporated)  under common  control  which,  together  with any Loan Party,  are treated as a single employer under Section 414 of the Code.

     "Customer"  shall mean and include the account  debtor with  respect to any
Receivable  and/or the  prospective  purchaser  of goods,  services or both with respect to any contract or contract  right,  and/or any party who enters into or proposes to enter into any  contract or other  arrangement  with any Loan Party, pursuant to which such Loan Party is to deliver any personal property or perform any services.

     "Default"  shall mean an event which,  with the giving of notice or passage of time or both, would constitute an Event of Default.

                                      -5-

     "Default Rate" shall have the meaning set forth in Section 3.1(b) hereof.

     "Deposit  Account  Agreement"  shall have the  meaning set forth in Section
4.15(g) hereof.

     "Dollar" and the sign "$" shall mean lawful  money of the United  States of
America.

     "Domestic  Rate Loan" shall mean any Advance that bears interest based upon the Alternate Base Rate.

     "Domestic  Subsidiary" shall mean a Subsidiary  organized under the laws of any state of the United States of America or the District of Columbia.

     "Early Termination Date" shall have the meaning set forth in Section 13.1.

     "Earnings  Before  Interest and Taxes" shall mean for any fiscal period the sum of (i) net  income  (or loss) of BTL and its  Subsidiaries  determined  on a consolidated basis for such period (excluding extraordinary gains) in accordance with GAAP,  (ii) plus any increases  and minus any decreases in the  non-current inventory reserves taken into account in determining net income,  (iii) plus all interest expense of BTL and its Subsidiaries  determined on a consolidated basis for such period in  accordance  with GAAP and (iv) plus all  charges  against or minus credits to income of BTL and its Subsidiaries for federal, state and local taxes  determined on a  consolidated  basis for such period in  accordance  with
GAAP.

     "EBITDA"  shall mean for any fiscal  period the sum of (i) Earnings  Before
Interest and Taxes for such period,  (ii) plus depreciation  expenses of BTL and its Subsidiaries  determined on a consolidated  basis for such period, and (iii)
plus  amortization  expenses  of  BTL  and  its  Subsidiaries  determined  on  a consolidated basis for such period in accordance with GAAP.

     "Eligible  Inventory" shall mean and include with respect to each Borrower,
Inventory, excluding work-in-process and raw materials, of each Borrower, valued at the lower of cost or market value, determined on a first-in-first-out  basis, which is not, in the Lender's opinion,  obsolete,  slow moving or unmerchantable and which the  Lender,  in its sole and  reasonable  discretion,  shall not deem ineligible  Inventory,  based on such considerations as the Lender may from time to time reasonably deem appropriate including,  without limitation,  whether the
Inventory is subject to a perfected,  first priority  security interest in favor of the Lender and whether the Inventory conforms to all standards imposed by any governmental  agency,  division  or  department  thereof  which  has  regulatory authority over such goods or the use or sale thereof.

In addition, no Inventory of any Borrower shall be Eligible Inventory if it:

     (a) is not owned by such Borrower free and clear of all Liens and rights of any other Person  (including  the rights of a purchaser  that has made  progress payments  and the  rights  of a surety  that has  issued a bond to  assure  such
Borrower's performance with respect to

                                      -6-

that  Inventory),  except the Liens in favor of the Lender,  and other Permitted
Encumbrances  (subject to reserves  established by the Lender in accordance with the terms of this Agreement);

     (b) (i) is not located on premises owned, leased or rented by such Borrower and set forth in  Schedule  4.5 (as such  Schedule  may be updated  from time to time), or (ii) is stored at a leased location,  unless a reasonably satisfactory landlord  waiver  has been  delivered  to the  Lender,  or  reserves  reasonably satisfactory  to the Lender have been  established  by the Lender  with  respect thereto or (iii) is stored with a bailee or  warehouseman,  unless a  reasonably satisfactory  warehouseman  waiver or a  reasonably  satisfactory,  acknowledged
bailee  letter  has  been   received  by  the  Lender  or  reserves   reasonably
satisfactory  to the Lender have been  established  by the Lender  with  respect thereto,  or (iv) is held at a location owned by a Borrower that is subject to a mortgage  in  favor of a  lender  other  than  the  Lender  unless a  reasonably satisfactory  mortgagee  waiver has been  delivered  to the Lender,  or reserves reasonably  satisfactory to the Lender have been  established by the Lender with respect thereto;

     (c) is in  transit  unless  such  otherwise  Eligible  Inventory  is (i) in transit  from a domestic  location  owned by a Borrower  or a domestic  location identified  on Schedule  8.1(s) (as such  Schedule  may be updated  from time to time) to a domestic  location  owned by a Borrower or a location  identified  on
Schedule  8.1(s) (as such  Schedule  may be  updated  from time to time) or (ii)
inventory for which title has passed to such  Borrower,  which is insured to the full value thereof and with respect to which (A) all negotiable  bills of lading shall  be  properly  endorsed  and  in  the  Lender's  possession  and  (B)  all non-negotiable bills of lading shall be issued in the Lender's name;

     (d) is covered by a negotiable  document of title, unless such document has been delivered to the Lender with all necessary endorsements,  free and clear of all Liens except those in favor of the Lender;

     (e) is placed on  consignment  (or is being held  pursuant to a consignment agreement)  unless all steps necessary to perfect the Lender's Lien thereon have been properly taken to the satisfaction of the Lender;

     (f) is excess, obsolete, unsalable, shopworn, seconds, damaged or unfit for sale;

     (g)  consists of goods which have been  returned by the Customer and cannot be sold as  "new"  goods,  excluding  goods  returned  for  reprocessing  in the ordinary course of business;

     (h)   consists  of  display   items  or  packing  or  shipping   materials,
manufacturing supplies or replacement parts;

     (i)  is not of a type  held  for  sale  in  the  ordinary  course  of  such
Borrower's business;

     (j)  breaches  any of  the  representations  or  warranties  pertaining  to
Inventory of such  Borrower  set forth in this  Agreement or in any of the Other
Documents;

                                      -7-

     (k) consists of any costs associated with "freight-in" charges;

     (l) consists of any gross profit  mark-up in  connection  with the sale and distribution thereof to any division of any Borrower or to any Affiliate of such
Borrower;

     (m) consists of Hazardous  Substances or goods that can be  transported  or sold only with licenses that are not readily available;

     (n) is not  covered by  casualty  insurance  reasonably  acceptable  to the
Lender, as required by terms of this
Agreement;

     (o) was produced in violation of the Fair Labor  Standards  Act and subject to the "hot goods" provision contained in Title 29 U.S.C. Section 215(a)(1);

     (p) is within a category of Inventory  on hand that  exceeds  sales of such
Inventory for the most recent twelve (12) month period; or

     (q) is not  otherwise  satisfactory  to the Lender,  as  determined in good faith by the Lender in the exercise of its discretion in a reasonable manner.

     "Eligible  Receivables"  shall  mean  and  include  with  respect  to  each
Borrower,  each  Receivable of such Borrower  arising in the ordinary  course of such Borrower's business and which the Lender, in its sole and reasonable credit judgment, shall deem to be an Eligible Receivable,  based on such considerations as the Lender may from time to time deem appropriate.  A Receivable shall not be deemed eligible unless such Receivable is subject to the Lender's first priority
perfected   security   interest   and  no  other  Lien  (other  than   Permitted
Encumbrances),  and is  evidenced  by an invoice or other  documentary  evidence satisfactory to the Lender. In addition, no Receivable of a Borrower shall be an
Eligible Receivable if:

     (a) it arises out of a sale made by any  Borrower  to an  Affiliate  of any
Borrower or to a Person controlled by an Affiliate of any Borrower;

     (b) it is due or unpaid  more than sixty (60) days after the  original  due date or more than one hundred twenty (120) days after the original invoice date;

     (c) fifty percent (50%) or more of the  Receivables  from such Customer are not deemed Eligible Receivables hereunder;

     (d) any covenant,  representation  or warranty  contained in this Agreement with respect to such Receivable has been breached;

     (e) the Customer shall (i) apply for, suffer, or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a  substantial  part of its property or call a meeting of its creditors,  (ii) admit in writing its inability,  or be generally unable, to pay its debts as they become due or cease  operations  of its present  business,
(iii) make a general  assignment  for the benefit of creditors,  (iv) commence a voluntary case under any state or federal  bankruptcy  laws (as now or hereafter in effect),  (v) be  adjudicated a bankrupt or  insolvent,  (vi) file a petition seeking to take advantage of any other law providing

                                      -8-

for the relief of debtors,  (vii) acquiesce to, or fail to have  dismissed,  any petition which is filed against it in any involuntary case under such bankruptcy laws,  or  (viii)  take any  action  for the  purpose  of  effecting  any of the foregoing;

     (f) the sale is to a Customer  outside  the  continental  United  States of
America  or  Canada,  unless  the  sale is on  letter  of  credit,  guaranty  or acceptance  terms,  in each case acceptable to the Lender in its sole reasonable discretion;

     (g) the  sale  to the  Customer  is on a  bill-and-hold,  guaranteed  sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis or is evidenced by chattel paper;

     (h) the Lender believes,  in its sole reasonable judgment,  that collection of such Receivable is insecure or that such Receivable may not be paid by reason of the Customer's financial inability to pay;

     (i) the  Customer  is the  United  States  of  America,  any  state  or any department,  agency or  instrumentality  of any of them,  unless the  applicable
Borrower  assigns its right to payment of such Receivable to the Lender pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C.  Sub-Section 3727 et seq. and 41 U.S.C.  Sub-Section  15 et seq.) or has  otherwise  complied with other applicable laws and has complied with Section 6.4 hereof;

     (j) the goods giving rise to such  Receivable  have not been shipped to the
Customer or the services  giving rise to such Receivable have not been performed by the  applicable  Borrower or the  Receivable  otherwise  does not represent a final sale;

     (k) the Receivables of the Customer exceed a credit limit determined by the
Lender, in its sole reasonable discretion, to the extent such Receivables exceed such limit;

     (l) the  Receivable  is subject to any offset  (unless  such  Borrower  has received a letter from the Customer in form and  substance  satisfactory  to the
Lender  indicating  that such Customer  shall not exercise its right of offset), deduction,  defense, dispute, or counterclaim,  or is owed by a Customer that is also a  creditor  or  supplier  of a  Borrower  (but only to the  extent of such
Borrower's  obligations to such customer from time to time) or the Receivable is contingent in any respect or for any reason;

     (m) the  applicable  Borrower has made any agreement  with any Customer for any deduction therefrom, except for discounts or allowances made in the ordinary course of business for prompt payment,  all of which discounts or allowances are reflected  in the  calculation  of the  face  value of each  respective  invoice related thereto;

     (n) any return,  rejection or  repossession of the merchandise has occurred or the rendition of services has been disputed;

     (o) such Receivable is not payable to a Borrower; or

     (p)  such  Receivable  is  not  otherwise  satisfactory  to the  Lender  as determined  in good faith by the Lender in the exercise of its  discretion  in a reasonable manner.

                                      -9-

     "Eligible  Rights of Entry"  shall mean and  include  with  respect to each
Borrower,  all such Rights of Entry owned by such Borrower  that (i) Lender,  in its sole  discretion,  deems to be  eligible  based on any credit or  collateral considerations as Lender deems reasonably appropriate from time to time and (ii)
is subject to a  perfected,  first  priority  security  interest in favor of the
Lender, free of all Liens of any Person.

     "Eligible  Rights of Entry  Amortization  Amount"  shall mean Seventy Three
Thousand Five Hundred Seventy and 00/100 Dollars ($73,570.00).

     "Environmental  Complaint"  shall  have the  meaning  set forth in  Section
4.18(d) hereof.

     "Environmental  Indemnity" shall mean the Environmental Indemnity Agreement among  the Loan  Parties  and the  Lender  relating  to  possible  environmental
liabilities   associated  with  the  Mortgaged   Property,   together  with  all
amendments, supplements,  modifications,  substitutions and replacements thereto and thereof.

     "Environmental Laws" shall mean the Comprehensive  Environmental  Response,
Compensation  and  Liability  Act (42  U.S.C.  9601,  et seq.)  ("CERCLA"),  the
Resource  Conservation and Recovery Act (42 U.S.C. 6901, et seq.) ("RCRA"),  the
Federal Water Pollution Control Act (33 U.S.C. 1251, et seq.), the Clean Air Act
(42 U.S.C.  7401, et seq.), the Toxic Substance Control Act (15 U.S.C.  2601, et
seq.), the Emergency Planning  Community Right to Know Act (42 U.S.C.  11001, et
seq.), the Occupational  Safety and Health Act of 1970 (29 U.S.C. 650, et seq.),
the New Jersey Spill Compensation and Control Act, N.J.S.A.  58:10B-1.1 et seq.,
the New Jersey  Solid  Waste  Management  Act,  N.J.S.A.  13:1E-1  et seq.,  the
Industrial  Site  Recovery  Act,  N.J.S.A.  13:1K et seq.,  the New Jersey Water
Pollution Control Act (N.J.S.A.  58:10A-1 et seq.), the New Jersey Air Pollution
Control Act (N.J.S.A. 26:2C-1 et seq.), and any other present or future federal, state or local  statutes  or laws  relating  to  health  and  safety,  land use, protection of the  environment  and/or  governing the use,  storage,  treatment, generation,  transportation,  processing,  handling,  production  or disposal of
Hazardous Substances, and any decisions, orders and directives of federal, state and local  governmental  agencies and  authorities  with respect thereto and any regulations promulgated pursuant to any of the foregoing.

     "Equipment"  shall mean and  include as to each Loan Party all of such Loan
Party's goods (other than Inventory) whether now owned or hereafter acquired and wherever  located  including,  without  limitation,  all  equipment,  machinery,
apparatus,   vehicles,  fittings,  furniture,   furnishings,   fixtures,  parts,
accessories  and all  replacements  and  substitutions  therefor  or  accessions thereto.

     "ERISA" shall mean the Employee  Retirement Income Security Act of 1974, as
amended from time to time and the rules and regulations promulgated thereunder.

     "Eurocurrency Reserve Percentage" means, for any Interest Period in respect of any Libor Rate Loan,  as of any date of  determination,  the aggregate of the then stated  maximum  reserve  percentages  (including  any  marginal,  special, emergency or supplemental reserves),  expressed as a decimal, applicable to such
Interest  Period  (if more than one such  percentage  is  applicable,  the daily average of such percentages for those days in such Interest Period during

                                      -10-

which any such percentages  shall be so applicable) by the Board of Governors of the  Federal  Reserve  System,  any  successor  thereto,  or any  other  banking authority, domestic or foreign, to which the Lender may be subject in respect to eurocurrency  funding  (currently  referred to as "Eurocurrency  Liabilities" in
Regulation D of the Federal  Reserve  Board) or in respect of any other category of  liabilities  including  deposits by reference to which the interest  rate on
Libor Rate Loans is  determined  or any category of extension of credit or other assets that  include the Libor Rate Loans.  For  purposes  hereof,  such reserve requirements shall include, without limitation, those imposed under Regulation D of the  Federal  Reserve  Board  and the  Libor  Rate  Loans  shall be deemed to constitute Eurocurrency Liabilities subject to such reserve requirements without benefit of credits for  proration,  exceptions or offsets which may be available from time to time to the Lender under said Regulation D.

     "Event of Default" shall mean the occurrence of any of the events set forth in Article X hereof.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Executive  Order No.  13224" shall mean the  Executive  Order No. 13224 on
Terrorist  Financing,  effective  September  24, 2001,  as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

     "Existing Lender" shall mean Commerce Bank, N.A.

     "Federal  Funds  Effective  Rate"  means,  for any day,  the rate per annum
(rounded  upwards,  if  necessary,  to the nearest one  hundredth of one percent
(1/100th of 1%) equal to the weighted average of the rates on overnight  federal funds  transactions  with  members of the  Federal  Reserve  System  arranged by federal funds  brokers on such day, as published by the Federal  Reserve Bank of
New York on the Business Day next succeeding such day; provided,  however, that:
(a) if the day for which such rate is to be  determined  is not a Business  Day, the Federal Funds Rate for such day shall be such a rate on such transactions on the  immediately  preceding  Business Day as so published on the next succeeding
Business Day and (b) if such rate is not so published  for any Business Day, the
Federal Funds Rate for such Business Day shall be the average of quotations  for such day on such  transactions  received  by the Lender  from three (3)  federal funds brokers of recognized standing selected by the Lender.

     "Fixed Charge Coverage  Ratio" shall mean and include,  with respect to any fiscal period, the ratio of (a) EBITDA, minus Capital Expenditures that were not specifically  funded by Indebtedness (other than a Revolving Advance) of BTL and its Subsidiaries on a consolidated basis with respect to such period, minus cash taxes paid by BTL and its  Subsidiaries on a consolidated  basis with respect to such period, to (b) Fixed Charges.

     "Fixed Charges" shall mean,  with respect to any fiscal period,  the sum of
(a) interest  expense of BTL and its  Subsidiaries  determined on a consolidated basis with respect to such period in  accordance  with GAAP,  plus (b) scheduled principal payments on Indebtedness of BTL and its Subsidiaries on a consolidated basis  with  respect  to such  period,  plus (c) the  Eligible  Rights  of Entry
Amortization Amount with respect to such period.

                                      -11-

     "Foreign  Subsidiary" shall mean any Subsidiary that is not organized under the laws of any  state of the  United  States  of  America  or the  District  of
Columbia.

     "Formula Amount" shall have the meaning set forth in Section 2.1(a).

     "GAAP" shall mean generally  accepted  accounting  principles in the United
States of America in effect from time to time.

     "General  Intangibles"  shall mean and include as to each Loan Party all of such Loan Party's general  intangibles,  whether now owned or hereafter acquired including, without limitation, all payment intangibles, choses in action, causes of action, corporate or other business records,  inventions,  designs,  patents, patent applications,  equipment formulations,  manufacturing procedures, quality
control  procedures,   trademarks,   service  marks,  trade  secrets,  goodwill,
copyrights, design rights, software, computer information,  source codes, codes, records and dates,  registration,  licenses,  franchises,  customer  lists,  tax refunds,  tax refund claims,  computer  programs,  all claims under  guaranties, security  interests or other security,  held by or granted to such Loan Party to secure payment of any of the Receivables by a Customer (other than to the extent covered by Receivables),  all rights of indemnification and all other intangible property of every kind and nature (other than Receivables).

     "Governmental Body" shall mean any nation or government, any state or other
political   subdivision  thereof  or  any  entity  exercising  the  legislative,
judicial,   regulatory  or  administrative  functions  of  or  pertaining  to  a government.

     "Guarantor"  shall  mean  BTIC  and any  other  Person  who  may  hereafter guarantee payment or performance of the whole or any part of the Obligations and
"Guarantors" means collectively all such Persons.

     "Guaranty"  shall mean any  guaranty of the  obligations  of the  Borrowers executed by a  Guarantor  in favor of the Lender for its benefit and the benefit of  the  Issuer,  together  with  all  amendments,  supplements,  modifications, substitutions and replacements thereto and thereof.

     "Gross Orderly  Liquidation Value" shall mean with regard to any Inventory, the gross  proceeds that could be expected from an orderly  liquidation  sale of such Inventory, professionally managed, with the seller obligated to sell over a defined  period  not to  exceed  ninety  (90)  days,  as  applicable,  from  the commencement  of such sale,  assuming that (a) the Borrowers'  facilities are in limited operation,  utilizing select current employees of the Borrowers, for the purpose of liquidating the Inventory,  (b) the Inventory would be disposed of on a piecemeal basis or through appropriate groupings, under a scenario whereby the purchasers  are buying "as is,  where is" for cash or cash  equivalent,  (c) the terms are sold on a Free On Board ("FOB")  warehouse  basis, and (d) taking into consideration current economic trends, condition, location and marketability.

     "Hazardous  Discharge"  shall have the meaning set forth in Section 4.18(d)
hereof.

     "Hazardous  Substance"  shall  mean,  without  limitation,   any  flammable
explosives,  radon,  radioactive  materials,  asbestos,  urea  formaldehyde foam
insulation,   polychlorinated  biphenyls,   petroleum  and  petroleum  products,
methane, hazardous materials, Hazardous Wastes,

                                      -12-

hazardous or Toxic  Substances  or related  materials as defined in CERCLA,  the
Hazardous Materials  Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), the Toxic Substances Control Act, as amended ("TSCA") (15 U.S.C.  Section
2601,  et  seq.),  RCRA or any  other  applicable  Environmental  Law and in the regulations adopted pursuant thereto.

     "Hazardous  Wastes"  shall  have  the  meaning  as  defined  under  RCRA or applicable  state law,  and any other  applicable  Federal and state laws now in force or hereafter enacted relating to hazardous waste disposal.

     "Hedging  Contracts" shall mean foreign exchange  contracts,  currency swap agreements,  futures  contracts,  commodities  hedges,  interest rate protection agreements,  interest rate future  agreements,  interest  rate swap  agreements, interest rate cap agreements, interest rate collar agreements, option agreements or any other similar hedging  agreements or arrangements  entered into by a Loan
Party in the ordinary course of business and not for speculative purposes.

     "Hedging  Obligations"  shall mean all  liabilities  of a Loan Party  under
Hedging Contracts.

     "Indebtedness"  of a Person at a particular date shall mean all obligations of such Person which in accordance  with GAAP would be classified upon a balance sheet as liabilities  (except capital stock and surplus earned or otherwise) and in any event,  without  limitation by reason of  enumeration,  shall include all
Hedging Obligations,  indebtedness,  debt and other similar monetary obligations of such Person whether direct or  guaranteed,  and all premiums,  if any, due at the required prepayment dates of such indebtedness, and all indebtedness secured by a Lien on  assets  owned by such  Person,  whether  or not such  indebtedness actually  shall have been  created,  assumed or  incurred  by such  Person.  Any indebtedness of such Person resulting from the acquisition by such Person of any assets subject to any Lien shall be deemed,  for the purposes hereof,  to be the equivalent of the creation, assumption and incurring of the indebtedness secured thereby, whether or not actually so created, assumed or incurred.

     "Ineligible Security" shall mean any security which may not be underwritten or dealt in by member banks of the Federal  Reserve  System under  Section 16 of the Banking Act of 1933 (12 U.S.C. Section 24, Seventh), as amended.

     "Intellectual  Property  Security  Agreement"  shall  mean the  Patent  and
Trademark Security Agreement,  dated of even date herewith, made by BTIC for the benefit of the Lender, together with all amendments, supplements, modifications, substitutions and replacements thereto and thereof.

     "Interest  Period"  shall mean the period  provided for any Libor Rate Loan pursuant to Section 2.2(b) hereof.

     "Inventory"  shall mean and  include as to each Loan Party all of such Loan
Party's now owned or hereafter  acquired  goods,  merchandise and other personal property,  wherever located, to be furnished under any consignment  arrangement, contract  of  service  or held for sale or  lease,  all raw  materials,  work in process,  finished  goods and  materials  and  supplies  of any kind,  nature or description which are or might be used or consumed in such Loan Party's

                                      -13-

business  or used in selling or  furnishing  such goods,  merchandise  and other personal  property,  and all documents of title or other documents  representing them.

     "Inventory  Advance  Rate"  shall  have the  meaning  set forth in  Section
2.1(a)(y)(ii) hereof.

     "Investment  Property" shall mean and include as to each Loan Party, all of
such  Loan  Party's  now  owned  or  hereafter  acquired   securities   (whether
certificated or uncertificated),  securities entitlements,  securities accounts, commodities contracts and commodities accounts.

     "Issuer"  means,  with respect to any Letter of Credit,  the issuer of such
Letter of Credit and shall be, with  respect to any Letter of Credit  hereunder,
National  City Bank,  and each of its  successors  and assigns (and which may be replaced at the sole discretion of the Lender).

     "Lease  Assignment"  shall mean the Assignment of Rents and Leases executed and  delivered  by BTL to the Lender  with  respect to the  Mortgaged  Property, together with all  amendments,  supplements,  modifications,  substitutions  and replacements thereto and thereof.

     "Lender" shall mean,  initially,  NCBC, and shall include each Person which becomes a transferee, successor or assign of the Lender.

     "Letter of Credit  Application" shall have the meaning set forth in Section
2.10(a) hereof.

     "Letter of Credit  Fees"  shall have the  meaning  set forth in Section 3.2 hereof.

     "Letters of Credit" shall have the meaning set forth in Section 2.9 hereof.

     "Libor  Rate" means,  for any Interest  Period with respect to a Libor Rate
Loan, the quotient (rounded upwards, if necessary,  to the nearest one hundredth of one  percent  (1/100th  of 1%)  of:  (x)  the per  annum  rate  of  interest, determined  by the  Lender  in  accordance  with  its  usual  procedures  (which determination  shall be conclusive  absent manifest  error) as of  approximately
12:00 noon (London  time) two (2) Business  Days prior to the  beginning of such
Interest  Period  pertaining to such Libor Rate Loan, as provided by Bloomberg's or  Reuters  (or any  other  similar  company  or  service  that  provides  rate quotations  comparable to those currently provided by such companies as the rate in the London interbank  market),  as determined by the Lender from time to time for purposes of providing quotations of interest rates applicable to deposits in
Dollars or in the London  interbank  market) as the rate in the London interbank market for deposits in Dollars in  immediately  available  funds with a maturity comparable to such Interest  Period  divided by (y) a number equal to 1.00 minus the Eurocurrency  Reserve  Percentage.  In the event that such rate quotation is not available for any reason,  then the rate (for purposes of clause (x) hereof)
shall be the rate,  determined  by the  Lender as of  approximately  12:00  noon
(London  time) two (2) Business  Days prior to the  beginning  of such  Interest
Period  pertaining to such Libor Rate Loan, to be the average (rounded  upwards, if necessary,  to the nearest one  hundredth of one percent  (1/100th of 1%)) of the per annum rates at which deposits in Dollars in immediately  available funds in an amount  comparable to such Libor borrowing and with a maturity  comparable to such  Interest  Period are offered to the prime banks by leading banks in the

                                      -14-

London interbank market.  The Libor Rate shall be adjusted  automatically on and as of the effective date of any change in the Eurocurrency Reserve Percentage.

     "Libor  Rate Loan"  shall  mean an Advance at any time that bears  interest based on the Libor Rate.

     "Lien"  shall  mean any  mortgage,  deed of trust,  pledge,  hypothecation, assignment,  security interest,  lien (whether statutory or otherwise),  Charge, claim or  encumbrance,  or preference,  priority or other security  agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including,  without limitation,  any conditional sale or other title  retention  agreement,  any lease having  substantially  the same economic effect as any of the  foregoing,  and the filing of, or agreement  to give,  any financing  statement under the Uniform  Commercial Code or comparable law of any jurisdiction.

     "Loan Account" shall have the meaning set forth in Section 2.8 hereof.

     "Loan Party" or "Loan Parties" shall mean,  singularly or collectively,  as the context may require, each Borrower and each Guarantor.

     "Lockbox"  shall  mean a post  office  box rented by and in the name of the
Borrowing Agent (or any other Borrower  acceptable to the Lender) as required by this Agreement and as to which only the  applicable  Lockbox Bank and the Lender have access  pursuant to the  requirements of this Agreement and which cannot be closed by the applicable Lockbox Bank without the consent of the Lender pursuant to the applicable Blocked Account Agreement.

     "Lockbox  Agreement"  shall have the meaning  set forth in Section  4.15(g)
hereof.

     "Lockbox  Bank" shall mean  National  City Bank and,  for such period as is acceptable  to the Lender,  any other  financial  institution  acceptable to the
Lender.

     "Material  Adverse Effect" shall mean a material  adverse effect on (a) the financial  condition,  results  of  operations,  business  or  prospects  of the applicable  Person  or  Persons,  (b)  any  Loan  Party's  ability  to  pay  the
Obligations  in  accordance  with  the  terms  thereof,  (c)  the  value  of the
Collateral,  or the Lender's  Liens on the  Collateral  or, subject to Permitted
Encumbrances,  the priority of any such Lien or (d) the practical realization of the benefits of the Lender's  rights and remedies  under this  Agreement and the
Other Documents.

     "Maximum   Revolving   Advance  Amount"  shall  mean  Ten  Million  Dollars
($10,000,000.00).

     "Monthly  Advances"  shall have the  meaning  set forth in  Section  3.1(a)
hereof.

     "Mortgage"  shall mean the Mortgage,  dated of even date herewith,  made by
BTL to the Lender  with  respect to the Real  Property  owned by BTL  located in
Middlesex  County,  New Jersey (the  "Mortgaged  Property"),  together  with all amendments, supplements,  modifications,  substitutions and replacements thereto and thereof.

                                      -15-

     "Mortgaged  Property" shall have the meaning set forth in the definition of
Mortgage.

     "Multiemployer  Plan"  shall  mean a  "multiemployer  plan" as  defined  in
Sections  3(37) and 4001(a)(3) of ERISA to which any Loan Party or any member of the  Controlled  Group  is  required  to  contribute  or has  been  required  to contribute within the past six (6) years.

     "National  City Bank" shall mean  National  City Bank,  a national  banking association, and its successors and assigns.

     "NCBC" shall have the meaning set forth in the  preamble to this  Agreement and shall include its successors and assigns.

     "Note"  shall mean each  Revolving  Credit  Note and Term Note and  "Notes"
shall collectively mean all of the Revolving Credit Notes and Term Notes.

     "Offshore  Venture"  shall  mean  the  joint  venture  contemplated  by the
Offshore Joint Venture Agreement.

     "Offshore  Joint Venture  Agreement"  shall mean that certain joint venture agreement, dated as of November 11, 2005, by and among BTL, BTFE and Master Gain
International Industrial Limited, a Hong Kong corporation.

     "Obligations"  shall mean and include any and all loans,  advances,  debts, liabilities, obligations, covenants and duties (absolute, contingent, matured or unmatured) owing by the Loan Parties to the Lender or the Issuer or to any other direct or indirect  subsidiary  or  affiliate of the Issuer or the Lender of any kind or nature, present or future (including,  without limitation,  any interest accruing  thereon  after  maturity,  or after  the  filing  of any  petition  in bankruptcy,  or the  commencement  of any  insolvency,  reorganization  or  like proceeding relating to any Loan Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding),  whether or not evidenced by any note, guaranty or other instrument,  whether arising under any agreement, instrument or document,  (including,  without limitation, this Agreement and the
Other  Documents)  whether or not for the payment of money,  whether  arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee,  under any Hedging  Contract or in connection  with any cash management or treasury  administration  services or in any other manner, whether arising  out of  overdrafts  or deposit or other  accounts or  electronic  funds transfers (whether through automated clearing houses or otherwise) or out of the
Issuer's  or the  Lender's  non-receipt  of or  inability  to  collect  funds or otherwise not being made whole in connection with  depository  transfer check or other similar arrangements, whether direct or indirect (including those acquired by assignment or participation),  absolute or contingent,  joint or several, due or to become due, now existing or hereafter  arising,  contractual  or tortious, liquidated or unliquidated,  regardless of how such  indebtedness or liabilities arise or by what  agreement  or  instrument  they may be  evidenced  or  whether evidenced by any agreement or instrument, including, but not limited to, any and all of any Loan Party's  Indebtedness  and/or  liabilities under this Agreement, the Other  Documents  or under any other  agreement  between  the  Issuer or the
Lender and any Loan Party and any

                                      -16-

amendments,  extensions, renewals or increases and all costs and expenses of the
Lender and the Issuer incurred in the documentation,  negotiation, modification, enforcement,  collection or otherwise in connection  with any of the  foregoing, including but not limited to,  reasonable  attorneys'  fees and expenses and all obligations  of any Loan Party to the  Lender or the  Issuer to perform  acts or refrain from taking any action.

     "Other  Documents"  shall mean the Revolving  Credit Notes, the Term Notes, the Questionnaire,  the Letters of Credit, the Blocked Account  Agreements,  the
Waivers, any Guaranty, the Pledge Agreements, the Intellectual Property Security
Agreement,  the Mortgage, the Lease Assignment,  the Environmental Indemnity and
any and all other  agreements,  instruments  and documents,  including,  without limitation,  guaranties,  pledges,  powers of attorney,  consents, and all other writings  heretofore,  now or  hereafter  executed  by  any  Loan  Party  and/or
delivered  to  the  Issuer  or  the  Lender  in  respect  of  the   transactions
contemplated by this Agreement.

     "Parent" of any Person shall mean a  corporation  or other  entity  owning, directly or  indirectly  at least fifty  percent (50%) of the shares of stock or other  ownership  interests  having ordinary voting power to elect a majority of the directors of the Person, or other Persons  performing  similar functions for any such Person.

     "Payment  Office" shall mean initially  1965 East Sixth Street,  4th Floor,
Cleveland,  Ohio 44114;  thereafter,  such other  office of the Lender,  if any, which it may  designate  by  notice  to the  Borrowing  Agent to be the  Payment
Office.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation.

     "Permitted  Encumbrances"  shall mean (a) Liens in favor of the Lender; (b)
Liens for taxes,  assessments  or other  governmental  charges not delinquent or being contested in good faith and by appropriate proceedings and with respect to which proper reserves have been taken by BTL and its  Subsidiaries in accordance with GAAP;  provided,  that,  such Liens shall have no effect on the priority of the Liens in favor of the  Lender or the value of the assets in which the Lender has such a Lien and a stay of  enforcement  of any such Lien shall be in effect;
(c)  deposits  or pledges to secure  obligations  under  worker's  compensation, social  security or similar  laws,  or under  unemployment  insurance or general liability  or product  liability  insurance;  (d)  deposits or pledges to secure bids,  tenders,  contracts  (other  than  contracts  for the  payment of money), leases,  statutory  obligations,  performance bonds, surety and appeal bonds and other  obligations of like nature arising in the ordinary course of any of BTL's or such applicable Subsidiary's business; (e) mechanics, workers, materialmen's, warehousemen's,  common carriers,  landlord's or other like Liens arising in the ordinary course of BTL's or such applicable  Subsidiary's  business with respect to obligations  which are not due or which are being  contested in good faith by
BTL or the  applicable  Subsidiary  of BTL; (f) Liens placed upon  equipment and real estate assets  acquired to secure a portion of the purchase  price thereof, provided that (x) any such lien shall not encumber any other property of BTL and its Subsidiaries  and (y) the aggregate  amount of Indebtedness  secured by such
Liens  incurred as a result of such  purchases  during any fiscal year shall not exceed  the  amount  provided  for in  Section  7.6;  (g)  zoning  restrictions,
easements,   encroachments,  rights  of  way,  restrictions,  leases,  licenses, restrictive covenants and other similar title exceptions or Liens affecting Real
Property, none of which materially impairs the

                                      -17-

use of such Real Property or the value thereof, and none of which is violated in any  material  respect by existing or  supporting  structures  or land use;  (h)
attachment  and judgment liens which do not constitute an Event of Default under
Section  10.6;  (i) Liens  disclosed on Schedule 1.2 provided that the principal amount  secured  thereby is not hereafter  increased,  and no additional  assets become subject to such Lien.

     "Permitted  Holders"  shall mean James A. Luksch,  Robert J. Palle,  Jr. or
James H. Williams.

     "Person"  shall  mean any  individual,  sole  proprietorship,  partnership,
corporation,   business  trust,  joint  stock  company,  trust,   unincorporated
organization,   association,  limited  liability  company,  institution,  public benefit  corporation,  joint  venture,  entity or government  (whether  federal, state,  county,  city,  municipal or otherwise,  including any  instrumentality, division, agency, body or department thereof).

     "Plan" shall mean any  employee  benefit plan within the meaning of Section
3(3) of ERISA, maintained for employees of the Loan Parties or any member of the
Controlled  Group or any such Plan to which any Loan  Party or any member of the
Controlled Group is required to contribute on behalf of any of its employees.

     "Pledge  Agreement"  shall  mean  (i) the  Pledge  Agreement  executed  and delivered  by BTL to the  Lender for the  benefit of itself and the Issuer  with respect to all of the issued and outstanding capital stock of BTIC owned by BTL,
(ii) the Pledge  Agreement  executed and  delivered by BTL to the Lender for the benefit  of  itself  and  the  Issuer  with  respect  to all of the  issued  and outstanding membership interests of BDR owned by BTL, and (iii) any other Pledge
Agreement executed and delivered by any Loan Party to the Lender with respect to the Subsidiary Stock, together with all amendments, supplements,  modifications, substitutions and replacements thereto and thereof and "Pledge Agreements" means collectively, all such Pledge Agreements.

     "Projections" shall have the meaning set forth in Section 5.5(a) hereof.

     "Questionnaire" shall mean the Documentation  Information Questionnaire and the responses thereto provided by the Loan Parties and delivered to the Lender.

     "Real Property" shall mean all real property, both owned and leased, of the
Loan Parties.

     "Receivables"  shall mean and include,  as to each Loan Party,  all of such
Loan Party's accounts,  contract rights, instruments (including those evidencing indebtedness owed to the Loan Parties by their Affiliates),  documents,  chattel paper (including  electronic  chattel paper),  general  intangibles  relating to accounts, drafts and acceptances,  credit card receivables,  and all other forms of obligations owing to such Loan Party arising out of or in connection with the sale or lease of Inventory  or the  rendition  of services  (including,  but not limited to, tolling arrangements),  all supporting  obligations,  guarantees and other security therefor, whether secured or unsecured, now existing or hereafter created,  and  whether  or not  specifically  sold  or  assigned  to the  Lender hereunder.

                                      -18-

     "Receivables  Advance  Rate"  shall have the  meaning  set forth in Section
2.1(a)(y)(i) hereof.

     "Releases" shall have the meaning set forth in Section 5.7(c)(i) hereof.

     "Reportable  Event"  shall mean a  reportable  event  described  in Section
4043(c) of ERISA or the regulations promulgated thereunder.

     "Required Pledge Amount" shall mean sixty-five percent (65%).

     "Revolving  Advances" shall mean Advances made other than Letters of Credit and the Term Loan.

     "Revolving Credit Note" or "Revolving Credit Notes" shall mean,  singularly or collectively, as the context may require, the promissory notes referred to in
Section 2.1(a) hereof, together with all amendments,  restatements,  extensions, renewals, replacements, refinancings or refundings thereof in whole or part.

     "Revolving  Interest  Rate" shall mean an interest  rate per annum equal to
(a) the Alternate Base Rate with respect to Domestic Rate Loans, and (b) the sum of the Libor Rate plus two and one quarter of one percent  (2.25%)  with respect to Libor Rate Loans.

     "Rights of Entry" shall mean the rights set forth in each  agreement by and between  any Loan Party and a property  owner  pursuant to which such Loan Party has the right to provide such  property  owner's  tenants with various  services including, but not limited to, telephone,  cable television,  internet and alarm services.

     "SEC" shall mean the United States Securities and Exchange  Commission,  or
any successor  governmental entity charged with the supervision and oversight of the federal securities laws.

     "Section  20  Subsidiary"  shall mean the  Subsidiary  of the bank  holding company  controlling  NCBC, which  Subsidiary has been granted  authority by the
Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

     "Subsidiary"  shall mean a  corporation  or other entity of whose shares of stock or other  ownership  interests  having  ordinary  voting power (other than stock or other  ownership  interests  having  such  power  only by reason of the happening  of a  contingency)  to  elect a  majority  of the  directors  of such corporation,  or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person.

     "Subsidiary  Stock" shall mean with respect to each Subsidiary of each Loan
Party, (a) all of the issued and outstanding shares of capital stock, membership interests and  partnership  interests,  as applicable,  of each such  Subsidiary which is a Domestic Subsidiary,  and (b) sixty-five percent (65%) or such lesser percentage actually owned of the issued and outstanding shares of capital stock, membership  interests and  partnership  interests,  as applicable,  of each such
Subsidiary which is a first tier Foreign Subsidiary.

                                      -19-

     "Term" shall have the meaning set forth in Section 13.1 hereof.

     "Term Loan" shall mean the Advances made pursuant to Section 2.4 hereof.

     "Term Note" or "Term Notes" shall mean, singularly or collectively,  as the context may require,  the  promissory  notes  referred to in Section 2.4 hereof, together with all amendments, restatements,  extensions, renewals, replacements, refinancings or refundings thereof in whole or part.

     "Term Loan Rate" shall mean an interest rate per annum equal to (a) the sum of the  Alternate  Base Rate and one half of one percent  (.50%) with respect to
Domestic  Rate  Loans,  and (b) the sum of the  Libor  Rate  plus two and  three quarters of one percent (2.75%) with respect to Libor Rate Loans.

     "Termination  Event" shall mean (i) a Reportable  Event with respect to any
Plan or Multiemployer Plan for which the thirty (30) day notice period contained in 29 CFR Section  4043.3 has not been waived;  (ii) the  withdrawal of any Loan
Party or any member of the  Controlled  Group from a Plan  during a plan year in which such entity was a "substantial  employer" as defined in Section 4001(a)(2)
of ERISA;  (iii) the  providing  of  notice of intent to  terminate  a Plan in a distress termination described in Section 4041(c) of ERISA; (iv) the institution by the PBGC of  proceedings to terminate a Plan or  Multiemployer  Plan; (v) any event or condition  (a) which might  constitute  grounds  under  Section 4042 of
ERISA for the termination of, or the appointment of a trustee to administer, any
Plan  or  Multiemployer  Plan,  or (b)  that  may  result  in  termination  of a
Multiemployer  Plan pursuant to Section  4041A of ERISA;  or (vi) the partial or complete  withdrawal  within the meaning of Sections 4203 and 4205 of ERISA,  of any Loan Party or any member of the Controlled Group from a Multiemployer Plan.

     "Toxic  Substance"  shall mean and include any material present on the Real
Property which is subject to regulation under the Toxic  Substances  Control Act
(TSCA),  15 U.S.C.  Sections  2601 et seq.,  applicable  state law, or any other applicable  Federal or state laws now in force or hereafter  enacted relating to toxic substances.

     "UCP" shall have the meaning set forth in Section 2.10(b) hereof.

     "Undrawn Availability" shall mean, at a particular date, an amount equal to
(a) the lesser of (i) the Formula Amount or (ii) the Maximum  Revolving  Advance
Amount,  minus the aggregate amount of outstanding Letters of Credit,  minus (b)
the sum of (x) the outstanding amount of Revolving Advances plus (y) all amounts due and owing to the Borrowers' trade creditors which are outstanding sixty (60)
days or more beyond the due date (without  duplication  with respect to any such amount deducted from the Formula  Amount),  plus (z) fees and expenses for which the  Borrowers  are  liable  but which have not been paid or charged to the Loan
Account.

     "Uniform  Commercial Code" shall mean the Uniform  Commercial Code or other similar law of the Commonwealth of Pennsylvania as in effect on the date of this
Agreement and as amended from time to time.

     "USA  Patriot  Act" shall mean the  Uniting  and  Strengthening  America by
Providing  Appropriate Tools Required to Intercept and Obstruct Terrorism Act of
2001, Public

                                      -20-

Law 107-56,  as the same has been,  or shall  hereafter be,  renewed,  extended, amended or replaced.

     "VTCI" shall mean Vu-Tech  Communications,  Inc., a Georgia corporation and its successors and assigns.

     "Waivers"  shall  mean,  collectively,  any  and  all  landlord's  waivers, warehouseman's  waivers,  creditor's  waivers,  mortgagee waivers and processing facility and similar bailee's waivers, executed and delivered in connection with this Agreement,  in form and substance satisfactory to the Lender, together with all  amendments,  supplements,  modifications,  substitutions  and  replacements thereto and thereof.

     "Website Posting" shall have the meaning set forth in Section 16.6 hereof.

     "Week" shall mean the time period  commencing  with the opening of business on a Wednesday and ending on the end of business the following Tuesday.

1.3  Uniform Commercial Code Terms.

     All terms used herein and defined in the Uniform Commercial Code as adopted in the  Commonwealth  of  Pennsylvania  from time to time shall have the meaning given therein unless otherwise  defined herein.  To the extent the definition of any category or type of Collateral is expanded by any amendment, modification or revision to the Uniform  Commercial  Code,  such expanded  definition will apply automatically as of the date of such amendment, modification or revision.

1.4  Certain Matters of Construction.

     The terms  "herein",  "hereof" and  "hereunder"  and other words of similar import  refer to this  Agreement as a whole and not to any  particular  section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders.
Wherever  appropriate  in the context,  terms used herein in the  singular  also include  the plural and vice  versa.  All  references  to  statutes  and related regulations shall include any amendments of same and any successor  statutes and regulations.  Unless  otherwise  provided,  all references to any instruments or agreements  to which  the  Lender  is a party,  including,  without  limitation,
references  to  any  of  the  Other   Documents,   shall  include  any  and  all
modifications  or  amendments  thereto  and any and all  extensions  or renewals thereof.

II.  ADVANCES, PAYMENTS.

2.1  Revolving Advances.

     (a)  Subject  to the  terms  and  conditions  set  forth in this  Agreement including,  without  limitation,  Section 2.1(b), the Lender will make Revolving
Advances to the Borrowers in aggregate amounts  outstanding at any time equal to the lesser of (x) the Maximum Revolving Advance Amount less the aggregate amount of outstanding Letters of Credit or (y) an amount equal to the sum of:

                                      -21-

          (i) up to  eighty-five  percent  (85%),  subject to the  provisions of
     Section   2.1(b)  hereof   ("Receivables   Advance   Rate"),   of  Eligible
     Receivables, plus

          (ii) up to the lesser of (A)  eighty-five  percent  (85%) of the Gross
     Orderly  Liquidation  Value (expressed as a percentage of cost based on the most recent  inventory  appraisal)  of Eligible  Inventory,  subject to the provisions of Section  2.1(b) hereof (the  "Inventory  Advance  Rate") (the
     Receivables  Advance Rate and the Inventory  Advance Rate are collectively, the "Advance Rates"), or (B) Three Million Five Hundred Thousand and 00/100
     Dollars ($3,500,000.00) in the aggregate at any one time, plus

          (iii) One Million Four Hundred  Seventy One Thousand  Four Hundred and
     00/100 Dollars  ($1,471,400.00);  provided,  however,  that for each fiscal quarter  ending after the Closing Date the amount set forth in this Section
     2.1(a)(y)(iii)  shall reduce by the Eligible  Rights of Entry  Amortization
     Amount, minus

          (iv) the aggregate amount of outstanding Letters of Credit, minus

          (v) such  reserves  as the  Lender  may  reasonably  deem  proper  and necessary from time to time.

     The amount derived from the sum of Sections 2.1(a)(i), (ii) and (iii) minus the sum of Section 2.1(a)(iv) and (v) at any time and from time to time shall be referred to as the "Formula Amount".

     Revolving  Advances  shall be evidenced  by one or more secured  promissory notes  (collectively,  the "Revolving  Credit Note")  substantially  in the form attached hereto as Exhibit 2.1(a).

     (b) Discretionary  Rights.  The Advance Rates may be increased or decreased by the  Lender  at any  time  and  from  time  to time  in the  exercise  of its reasonable discretion. Each Borrower consents to any such increases or decreases and  acknowledges  that  decreasing the Advance Rates or increasing the reserves may limit or restrict Advances requested by the Borrowing Agent.

2.2  Procedure for Borrowing Advances.

     (a) The  Borrowing  Agent on behalf of any  Borrower  may notify the Lender prior to 12:00 noon  (Cleveland,  Ohio time) on a Business  Day of a  Borrower's request to obtain, on that day, a Revolving Advance hereunder. Should any amount required to be paid as interest  hereunder,  or as fees or other  charges  under this Agreement or any other  agreement  with the Lender,  or with respect to any other  Obligation,  become  due,  same shall be deemed a request for a Revolving
Advance as of the date such  payment is due,  in the amount  required  to pay in full such interest,  fee, charge or Obligation under this Agreement or any other agreement with the Lender, and such request shall be irrevocable.

                                      -22-

     (b)  Notwithstanding the provisions of (a) above, in the event any Borrower desires to obtain a Libor Rate Loan, the Borrowing Agent shall notify the Lender in writing no later than 11:00 a.m.  (Cleveland,  Ohio time) at least  three (3)
Business Days' prior to the date of such proposed borrowing,  specifying (i) the date of the proposed  borrowing (which shall be a Business Day), (ii) the amount of such  Revolving  Advance to be  borrowed,  which amount shall be in a minimum amount of Five Hundred Thousand and 00/100 Dollars ($500,000.00) and in integral multiples of One Hundred Thousand and 00/100 Dollars  ($100,000.00)  thereafter, and (iii) the duration of the first Interest Period  therefor.  Interest Periods for Libor Rate Loans shall be for one (1), two (2),  three (3) months or six (6)
months;  provided,  (A) if an Interest  Period  would end on a day that is not a
Business Day, it shall end on the next  succeeding  Business Day unless such day falls in the next  succeeding  calendar month in which case the Interest  Period shall end on the next preceding  Business Day and (B) the Borrowing  Agent shall not  select,  convert to or renew any  Interest  Period  for any  portion of the
Revolving  Advances that ends after the last day of the Term. No Libor Rate Loan shall be made available to a Borrower  during the continuance of a Default or an
Event of Default.

     (c) Each  Interest  Period of a Libor Rate Loan shall  commence on the date such Libor Rate Loan is made and shall end on such date as the  Borrowing  Agent may elect as set forth in  subsection  (b)(iii)  above,  provided that the exact length of each  Interest  Period  shall be  determined  in  accordance  with the practice of the interbank  market for offshore  Dollar  deposits and no Interest
Period shall end after the last day of the Term. The Borrowing Agent shall elect the initial  Interest  Period  applicable  to a Libor Rate Loan by its notice of borrowing  given to the Lender  pursuant  to Section  2.2(b) or by its notice of conversion  given to the Lender pursuant to Section 2.2(d),  as the case may be.
The Borrowing Agent shall elect the duration of each succeeding  Interest Period by giving  irrevocable  written  notice to the Lender of such  duration not less than  three (3)  Business  Days prior to the last day of then  current  Interest
Period applicable to such Libor Rate Loan. If the Lender does not receive timely notice of the Interest  Period  elected by the  Borrowing  Agent,  the Borrowers shall be deemed to have  elected to convert to a Domestic  Rate Loan  subject to
Section 2.2(d) hereinbelow.

     (d) Any Borrower  may, on the last  Business  Day of then current  Interest
Period  applicable  to any  outstanding  Libor Rate Loan, or on any Business Day with  respect  to  Domestic  Rate  Loans,  convert  any such loan into a loan of another  type  in  the  same  aggregate  principal  amount,  provided  that  any conversion  of a Libor Rate Loan shall be made only on the last  Business Day of then current  Interest Period  applicable to such Libor Rate Loan. If a Borrower desires to convert a loan,  the  Borrowing  Agent shall give the Lender not less than three (3) Business  Days' prior  written  notice to convert from a Domestic
Rate Loan to a Libor Rate Loan or one (1) Business Day's prior written notice to convert from a Libor Rate Loan to a Domestic Rate Loan,  specifying  the date of such  conversion,  the loans to be  converted  and if the  conversion  is from a
Domestic Rate Loan to any other type of loan, the duration of the first Interest
Period therefor; provided, however, a Borrower shall not be permitted to convert a  Domestic  Rate Loan to a Libor Rate Loan or  continue  to select a Libor Rate
Loan during the  continuance  of a Default or an Event of Default.  After giving effect to each such  conversion,  there shall not be outstanding  more than five
(5) Libor Rate Loans, in the aggregate.

                                      -23-

     (e) At its option and upon three (3) Business  Days' prior written  notice, any  Borrower  may  prepay  the Libor Rate Loans in whole at any time or in part from time to time, without premium or penalty,  but with accrued interest on the principal  being  prepaid to the date of such  repayment.  Such  Borrower  shall specify the date of  prepayment  of Advances  which are Libor Rate Loans and the amount of such prepayment. In the event that any prepayment of a Libor Rate Loan is  required or  permitted  on a date other than the last  Business  Day of then current Interest Period with respect thereto,  such Borrower shall indemnify the
Lender therefor in accordance with Section 2.2(f) hereof.

     (f) Each Borrower shall  indemnify the Lender and hold the Lender  harmless from and against  any and all losses or expenses  that the Lender may sustain or incur as a consequence  of any  prepayment,  conversion of or any default by any
Borrower in the payment of the  principal  of or interest on any Libor Rate Loan or failure by any  Borrower  to  complete a  borrowing  of, a  prepayment  of or conversion  of or to a Libor  Rate Loan after  notice  thereof  has been  given, including,  but not limited to, any interest payable by the Lender to lenders of funds  obtained  by it in  order  to make  or  maintain  its  Libor  Rate  Loans hereunder.  A certificate as to any additional  amounts payable  pursuant to the foregoing  sentence  submitted  by the Lender to the  Borrowing  Agent  shall be presumed correct absent manifest error.

     (g)  Notwithstanding  any other  provision  hereof,  if any applicable law, treaty,  regulation or directive, or any change therein or in the interpretation or application  thereof,  shall make it unlawful for the Lender (for purposes of this  subsection  (g), the term "Lender" shall include the Lender and the office or branch where the Lender or any  corporation  or bank  controlling  the Lender makes or  maintains  any Libor Rate  Loans) to make or  maintain  its Libor Rate
Loans,  the  obligation of the Lender to make Libor Rate Loans  hereunder  shall forthwith be cancelled and the Borrowers shall, if any affected Libor Rate Loans are then outstanding, promptly upon request from the Lender, either pay all such affected  Libor Rate Loans or convert such affected  Libor Rate Loans into loans of another  type.  If any such payment or  conversion  of any Libor Rate Loan is made on a day that is not the last day of the Interest Period applicable to such
Libor Rate Loan, the Borrowers shall pay the Lender,  upon the Lender's request, such amount or amounts as may be necessary to compensate the Lender for any loss or expense  sustained  or  incurred  by the Lender in respect of such Libor Rate
Loan as a result of such payment or  conversion,  including (but not limited to)
any interest or other amounts payable by the Lender to lenders of funds obtained by the Lender in order to make or maintain  such Libor Rate Loan. A  certificate as to  any  additional  amounts  payable  pursuant  to  the  foregoing  sentence submitted by the Lender to the Borrowing Agent shall be presumed  correct absent manifest error.

2.3  Disbursement of Advance Proceeds.

     All Advances shall be disbursed  from  whichever  office or other place the
Lender  may  designate  from time to time and,  together  with any and all other
Obligations of the Borrowers to the Lender, shall be charged to the Loan Account on the Lender's  books.  During the Term,  the  Borrowers  may use the Revolving
Advances by borrowing, repaying and

                                      -24-

reborrowing,  all in  accordance  with the  terms  and  conditions  hereof.  The proceeds of each Revolving  Advance requested by the Borrowers or deemed to have been requested by the Borrowers under Section 2.2(a) hereof shall,  with respect to requested  Revolving  Advances to the extent the Lender makes such  Revolving
Advances,  be made available to the applicable  Borrower on the day so requested by way of credit to the  Borrowing  Agent's  operating  account at National City
Bank,  or such  other  bank  as the  Borrowing  Agent  may  designate  following notification  to the Lender,  in  immediately  available  federal funds or other immediately  available  funds or, with respect to Revolving  Advances  deemed to have been requested by any Borrower, be disbursed to the Lender to be applied to the outstanding Obligations giving rise to such deemed request.

2.4  Term Loan.

     Subject to the terms and conditions of this Agreement, the Lender will make a Term  Loan to the  Borrowers  in the  amount  of Three  Million  Five  Hundred
Thousand and 00/100 Dollars ($3,500,000.00).  The Term Loan shall be advanced on the Closing  Date and shall be, with respect to  principal,  payable as follows, subject to  acceleration  upon the  occurrence of an Event of Default under this
Agreement or termination of this Agreement: equal monthly installments beginning on January 1, 2006 and on the first (1st)  Business Day of each  calendar  month thereafter in the amount of Nineteen Thousand Four Hundred Forty Four and 00/100
Dollars  ($19,444.00) with the remaining balance due on the last day of the Term and shall be evidenced by one or more secured  promissory  notes  (collectively, the "Term Notes") in substantially the form attached hereto as Exhibit 2.4.

2.5  Maximum Revolving Advances.

     The aggregate balance of outstanding  Revolving Advances outstanding at any time shall not exceed the lesser of (a) the Maximum  Revolving Advance Amount or
(b) the Formula Amount.

2.6  Repayment of Advances.

     (a) The Revolving Advances shall be due and payable in full on the last day of the Term  subject to earlier  prepayment  as herein  provided.  The Term Loan shall be due and  payable  as  provided  in  Section  2.4 hereof and in the Term
Notes.

     (b) Any Customer payment with respect to Receivables  which is evidenced by a check, note, draft or any other similar item of payment may not be immediately
collectible.   In  calculating   outstanding   Revolving  Advances  and  Undrawn
Availability,  the Lender agrees that any such item of payment will be deemed to have been received by the Lender and will be provisionally  credited to the Loan
Account by the Lender on the Business Day immediately following the day on which the Lender has actual possession of such item of payment for deposit to the Cash
Concentration  Account.  With respect to such  calculation of  outstandings  and
Undrawn  Availability,   the  Lender  also  agrees  that  any  Customer  payment
consisting  of a federal wire transfer  pursuant to the United  States  Treasury
Fedwire  Deposit  System,  an automatic  clearing  house credit or other similar payment mechanism will be deemed to have been received by the Lender

                                      -25-

and will be credited to the Loan  Account by the Lender on the  Business  Day on
which the Lender has received such payment prior to 11:00 a.m. (Cleveland,  Ohio time) in  immediately  available  funds for  deposit  to the Cash  Concentration
Account. In consideration of the Lender's agreement for provisional crediting of items of payment,  the Borrowers  agree that, in calculating  interest and other charges on the Obligations, all Customer payments will be treated as having been credited to the Loan  Account on the  Business  Day  immediately  following  the
Business  Day on which such  payments  are deemed to have been  received  by the
Lender pursuant to this paragraph.

     (c) The Lender  shall not be  required  to credit the Loan  Account for the amount of any item of payment or other  payment which is  unsatisfactory  to the
Lender.  All credits (other than federal wire  transfers)  shall be provisional, subject to  verification  and final  settlement.  The Lender may charge the Loan
Account for the amount of any item of payment or other payment which is returned to the Lender unpaid or otherwise not  collected.  The Borrowers  agree that any information and data reported to the Borrowers  pursuant to any service which is received prior to final posting and confirmation is subject to correction and is not to be  construed  as final  posting  information.  The Lender  shall have no liability for the content of such preliminary service related information.

     (d)  All  payments  of  principal,   interest  and  other  amounts  payable
hereunder,  or under any of the Other  Documents  shall be made to the Lender at the Payment Office not later than 11:00 a.m.  (Cleveland,  Ohio time) on the due date in lawful money of the United  States of America in federal  funds or other funds  immediately  available to the Lender.  The Lender shall have the right to effectuate  payment  on any  and all  Obligations  due and  owing  hereunder  by charging  the Loan  Account or by making  Advances  as  provided  in Section 2.2 hereof.

     (e) The  Borrowers  shall pay  principal,  interest,  and all other amounts payable  hereunder,  or under  any  related  agreement,  without  any  deduction whatsoever,  including,  but not  limited  to, any  deduction  for any setoff or counterclaim.

2.7  Repayment of Excess Advances.

     The aggregate balance of outstanding  Advances at any time in excess of the maximum amount of such Advances permitted hereunder shall be immediately due and payable without the necessity of any demand,  at the Payment Office,  whether or not a Default or Event of Default has occurred.

2.8  Statement of Account.

     The Lender shall maintain, in accordance with its customary  procedures,  a loan account  ("Loan  Account")  in the name of the  Borrowers in which shall be recorded the date and amount of each Advance made by the Lender and the date and amount of each payment in respect thereof; provided, however, the failure by the
Lender to record the date and amount of any Advance shall not  adversely  affect the Lender.  Each calendar month, the Lender shall send to the Borrowing Agent a statement showing the accounting for the Advances made, payments

                                      -26-

made or credited in respect thereof,  and other transactions  between the Lender and the Borrowers,  during such month.  The monthly  statements  shall be deemed correct  and binding  upon the  Borrowers  in the absence of manifest  error and shall  constitute an account stated between the Lender and the Borrowers  unless the Lender receives a written  statement of the Borrowers'  specific  exceptions thereto  within  forty five (45) days after such  statement  is  received by the
Borrowing  Agent.  The  records of the Lender with  respect to the Loan  Account shall be  presumed  correct  evidence  absent  manifest  error of the amounts of
Advances and other charges thereto and of payments applicable thereto.

2.9  Letters of Credit.

     Subject to the terms and conditions  hereof,  the Issuer shall (a) issue or cause the  issuance of Letters of Credit  ("Letters of Credit") on behalf of any
Borrower;  provided,  however,  that the Issuer will not be required to issue or cause to be issued any  Letters of Credit to the extent  that the face amount of such Letters of Credit would then cause the sum of (i) the outstanding Revolving
Advances  plus (ii) the  outstanding  amount of  Letters of Credit to exceed the lesser of (x) the Maximum  Revolving  Advance Amount or (y) the Formula  Amount.
The  maximum  amount of the amount of Letters  of Credit  outstanding  shall not exceed One Million Five Hundred Thousand Dollars and 00/100  ($1,500,000.00)  in
the aggregate at any time. All  disbursements  or payments related to Letters of
Credit  shall be deemed to be Domestic  Rate Loans (in  Dollars)  consisting  of
Revolving  Advances and shall bear interest at the Alternate Base Rate;  Letters of Credit that have not been drawn upon shall not bear interest.

2.10 Issuance of Letters of Credit.

     (a) The Borrowing Agent, on behalf of any Borrower,  may request the Issuer to issue or cause the issuance of a Letter of Credit by delivering to the Issuer at the Payment Office,  the Issuer's form of Letter of Credit  Application  (the
"Letter of Credit  Application")  completed to the  satisfaction  of the Issuer;
and, such other certificates,  documents and other papers and information as the
Issuer may reasonably request no later than 12:00 noon (Cleveland, Ohio time) at least four (4) Business Days' prior to the date of such proposed  issuance.  The
Borrowing  Agent,  on  behalf  of the  Borrowers,  also  has the  right  to give instructions and make agreements with respect to any application, any applicable letter  of  credit  and  security  agreement,  any  applicable  letter of credit reimbursement  agreement  and/or any other applicable  agreement,  any letter of credit and the  disposition of documents,  disposition of any unutilized  funds, and to agree with the Issuer  upon any  amendment,  extension  or renewal of any
Letter of Credit.

     (b) Each Letter of Credit shall,  among other  things,  (i) provide for the payment  of sight  drafts or other  forms of  written  demand  for  payment  or, acceptances of issued drafts when  presented for honor  thereunder in accordance with the terms thereof and when accompanied by the documents  described  therein and (ii) have an expiry date not later than the earlier of one (1) year from the date of issuance or, unless agreed to by the Lender and the Issuer, the last day of the Term. Each trade Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision),  International  Chamber of
Commerce Publication No. 500, and any amendments or revisions thereof adhered to by the Issuer (the "UCP"). Each standby Letter of Credit

                                      -27-

shall be subject to the  International  Standby  Practices  1998,  International
Chamber of Commerce  Publication  590 and any  amendments  or revisions  thereof adhered to by the Issuer (the "ISP") or the UCP,  as  determined  by the Issuer.
Each Letter of Credit shall be governed, to the extent not inconsistent with the
UCP or the ISP, as applicable,  by the laws of the  Commonwealth of Pennsylvania
(provided,  however,  upon the request of the Borrowing Agent and the consent of the Issuer, a Letter of Credit may be governed by the laws of a State other than
Pennsylvania).

     (c) The Issuer shall have absolute  discretion whether to accept any draft.
Without in any way limiting the Issuer's absolute  discretion  whether to accept any draft,  the Borrowing  Agent will not present for acceptance any draft,  and the  Issuer  will  generally  not  accept  any  drafts  (i)  that  arise  out of transactions  involving  the sale of goods by any  Borrower  not in the ordinary course  of its  business,  (ii)  that  involve  a sale  to an  Affiliate  of any
Borrower,  (iii) that involve any purchase for which the Issuer has not received all related  documents,  instruments and forms requested by the Issuer,  or (iv)
that is not eligible for  discounting  with Federal  Reserve  Banks  pursuant to paragraph 7 of Section 13 of the Federal Reserve Act, as amended.

2.11 Requirements For Issuance of Letters of Credit.

     (a) In connection with the issuance of any Letter of Credit,  the Borrowers shall indemnify, save and hold the Lender and the Issuer harmless from any loss, cost, expense or liability,  including, without limitation, payments made by the
Lender or the Issuer and expenses and reasonable attorneys' fees incurred by the
Lender or the Issuer arising out of, or in connection with, any Letter of Credit to be issued or created for any Borrower.  The  Borrowers  shall be bound by the
Lender's  or the  Issuer's  regulations  and good faith  interpretations  of any
Letter  of  Credit  issued  or  created  for the  Loan  Account,  although  this interpretation  may be different from its own; and, neither the Lender,  nor the
Issuer  nor  any  of  their  correspondents  shall  be  liable  for  any  error, negligence,  or mistakes,  whether of omission or  commission,  in following the
Borrowing  Agent's or any  Borrower's  instructions  or those  contained  in any
Letter of Credit or of any modifications,  amendments or supplements  thereto or in issuing or paying any Letter of Credit, except for the Lender's, the Issuer's or such correspondents' gross negligence or willful misconduct.

     (b) The Borrowing  Agent shall  authorize and direct the Issuer to name the applicable  Borrower as the  "Applicant"  or  "Account  Party" of each Letter of
Credit.  The Borrowing Agent shall authorize and direct the Issuer to deliver to the Lender all instruments,  documents, and other writings and property received by the Issuer  pursuant  to the Letter of Credit and to accept and rely upon the
Lender's  instructions  and  agreements  with respect to all matters  arising in connection with the Letter of Credit, the application therefor or any acceptance therefor.

     (c) In  connection  with all Letters of Credit  issued by the Issuer  under this Agreement,  each Borrower hereby appoints the Issuer,  or its designee,  as its attorney,  with full power and authority  upon the occurrence and during the continuance  of an Event of Default or Default,  (i) to sign and/or endorse such
Borrower's name upon any

                                      -28-

warehouse or other receipts, letter of credit applications and acceptances; (ii)
to sign  such  Borrower's  name on bills  of  lading;  (iii) to clear  Inventory through the United States of America Customs Department  ("Customs") in the name of such  Borrower  or Issuer or  Issuer's  designee,  and to sign and deliver to
Customs  officials  powers of  attorney  in the name of such  Borrower  for such purpose;  and (iv) to complete in such  Borrower's  name or Issuer's,  or in the name of Issuer's designee, any order, sale or transaction,  obtain the necessary documents in connection  therewith,  and collect the proceeds  thereof.  Neither
Issuer nor its  attorneys  will be liable for any acts or omissions  nor for any error of  judgment  or  mistakes  of fact or law,  except  for  Issuer's  or its attorney's  willful  misconduct or gross negligence.  This power,  being coupled with an  interest,  is  irrevocable  as long as any  Letters  of  Credit  remain outstanding.

     (d) The Lender shall be deemed to have irrevocably  purchased a one hundred percent (100%)  participation in each unpaid  reimbursement  obligation.  In the event the Issuer  makes a  disbursement  in  respect of a Letter of Credit,  the
Lender  shall pay to the Issuer,  upon the Issuer's  demand,  the amount of such disbursement  together  with the  Issuer's  reasonable  unreimbursed  costs  and expenses relating to such disbursement.  The Lender's  participation  commitment shall continue until the last to occur of any of the following  events:  (A) the
Issuer  ceases to be obligated to issue or cause to be issued  Letters of Credit hereunder;  (B) no Letter of Credit issued  hereunder  remains  outstanding  and uncancelled or (C) all Persons  (other than the  applicable  Borrower) have been fully reimbursed for all payments made under or relating to Letters of Credit.

     (e)  Immediately  upon the request of the Lender,  (i) after the occurrence and during the  continuance  of a Default  or an Event of  Default,  each of the
Borrowers  will deposit and  maintain in an account with the Lender in cash,  as cash  collateral,  in an amount equal to one hundred five percent  (105%) of the amount of  outstanding  Letters of Credit.  In each case,  each Borrower  hereby irrevocably authorizes the Lender, in its discretion,  on such Borrower's behalf and in such  Borrower's  name,  to open such an account and to make and maintain deposits  in such  account  or in an  account  opened by such  Borrower,  in the amounts required to be made by such Borrower, out of the proceeds of Receivables or other  Collateral or out of any other funds of such Borrower  coming into the
Lender's  possession  at any time.  The Lender will invest such cash  collateral
(less applicable reserves) in such short-term money-market items as to which the
Lender and such Borrower  mutually agree and the net return on such  investments shall be credited to such account and constitute additional cash collateral.  So long as such Default or Event of Default is continuing, no Borrower may withdraw amounts credited to any such account except upon payment and performance in full of all Obligations and termination of this Agreement.

2.12 Additional Payments.

     Any sums reasonably expended by the Lender due to any Borrower's failure to perform  or  comply  with its  obligations  under  this  Agreement  or any Other
Document  including,   without  limitation,  any  Borrower's  obligations  under
Sections 4.2, 4.4, 4.12, 4.13, 4.14 and 6.1

                                      -29-

hereof,  may be charged to the Loan Account as a Revolving  Advance and added to the Obligations.

2.13 Use of Proceeds.

     The  Borrowers  shall apply the proceeds of Advances (i) to repay  existing
Indebtedness owed to the Existing Lender, (ii) to pay fees and expenses relating to the transaction  contemplated by this Agreement,  (iii) for general corporate purposes and (iv) to provide for working capital needs.

III. INTEREST AND FEES.

3.1  Interest.

     (a) Interest on Advances shall be payable in arrears on the first (1st) day of each  calendar  month with respect to Domestic Rate Loans and on the last day of the Term and,  with respect to Libor Rate Loans,  at the end of each Interest
Period or, for Libor Rate Loans with an  Interest  Period in excess of three (3)
months,  at the earlier of (a) each three (3) months on the anniversary  date of the  commencement of such Libor Rate Loan or (b) the end of the Interest Period.
Interest  charges shall be computed on the actual  principal  amount of Advances outstanding  during the calendar  month (the  "Monthly  Advances") at a rate per annum equal to (i) with respect to Revolving Advances,  the applicable Revolving
Interest Rate, and (ii) with respect to the Term Loan, the applicable  Term Loan
Rate (as applicable, the "Contract Rate").

     (b) Whenever,  subsequent to the date of this Agreement, the Alternate Base
Rate is increased or decreased,  the Contract Rate for Domestic Rate Loans shall be similarly  changed without notice or demand of any kind by an amount equal to the amount of such change in the Alternate Base Rate during the time such change or changes  remain in effect.  The Libor Rate shall be adjusted  with respect to
Libor Rate Loans without  notice or demand of any kind on the effective  date of any change in the  Eurocurrency  Reserve  Percentage as of such effective  date.
Upon  and  after  the  occurrence  of  an  Event  of  Default,  and  during  the continuation  thereof,  the  Obligations  shall bear interest at the  applicable
Contract Rate plus two percent (2%) per annum (the "Default Rate").

3.2  Letter of Credit Fees.

     (a) The  Borrowers  shall pay (y) to the  Lender,  fees for each  Letter of
Credit,  for the period from and  excluding  the date of issuance of same to and including the date of expiration or termination, equal to the average daily face amount of each outstanding Letter of Credit multiplied by two and one quarter of one percent (2.25%) per annum, such fee to be calculated on the basis of a three hundred  sixty  (360) day year for the actual  number of days  elapsed and to be payable  monthly in arrears on the first day of each  calendar  month and on the last day of the Term and (z) to the  Issuer,  for its own  account,  any and all fees and  expenses  as agreed  upon by the  Issuer  and the  Borrowing  Agent in connection  with  any  Letter  of  Credit,  including,  without  limitation,  in connection  with the opening,  amendment or renewal of any such Letter of Credit and any

                                      -30-

acceptances  created  thereunder and shall  reimburse the Lender for any and all fees  and  expenses,  if  any,  paid by the  Lender  to the  Issuer  (all of the foregoing  fees, the "Letter of Credit Fees").  All such charges shall be deemed earned in full on the date when the same are due and payable hereunder and shall not be subject to rebate or proration upon the termination of this Agreement for any reason.  Any such charge in effect at the time of a  particular  transaction shall be the charge for that transaction,  notwithstanding any subsequent change in the Issuer's  prevailing charges for that type of transaction.  All Letter of
Credit Fees payable  hereunder  shall be deemed  earned in full on the date when the same are due and  payable  hereunder  and shall not be  subject to rebate or proration upon the termination of this Agreement for any reason.  Upon and after the occurrence of an Event of Default, and during the continuation  thereof, the
Letter of Credit Fees otherwise applicable pursuant to this Section 3.2 shall be increased by two percent (2.0%) per annum.

3.3  Closing Fee/Facility Fee.

     (a) The Borrowers shall pay to the Lender on the Closing Date a closing fee of Sixty Seven  Thousand Five Hundred and 00/100 Dollars  ($67,500.00)  less the commitment  fee of Thirty Three  Thousand Seven Hundred Fifty and 00/100 Dollars
($33,750.00) previously paid by the Borrowers to the Lender.

     (b) If, for any calendar  month during the Term,  the average  daily unpaid balance of the Revolving  Advances for each day of such calendar  month does not equal the Maximum Revolving Advance Amount,  then the Borrowers shall pay to the
Lender a fee at a rate per annum  equal to 0.1875% per annum  multiplied  by the amount by which the Maximum  Revolving Advance Amount exceeds such average daily unpaid balance, such fees shall be payable to the Lender in arrears on the first
(1st) day of each  calendar  month after the date hereof  until the  termination hereof and on the earlier of (i) such  termination  date or (ii) the last day of the Term.

3.4  Collateral Fees.

     (a)  Collateral  Monitoring  Fee. The  Borrowers  shall pay to the Lender a collateral monitoring fee equal to One Thousand Dollars ($1,000.00) per calendar month  commencing on the first day of the calendar  month  following the Closing
Date and on the first day of each calendar month thereafter during the Term. The collateral  monitoring  fee shall be deemed earned in full on the date when same is due and  payable  hereunder  and shall not be subject to rebate or  proration upon termination of this Agreement for any reason.

     (b)  Collateral  Evaluation  Fee. The Borrowers  shall pay to Lender on the first day of each  calendar  month  following  any  calendar  month in which the
Lender  performs any  collateral  evaluation,  including any field  examination, collateral  analysis  or other  business  analysis,  the need for which is to be determined by the Lender and which evaluation is undertaken by the Lender or for the Lender's  benefit,  a collateral  evaluation fee in an amount equal to Eight
Hundred Fifty Dollars ($850.00) per day for each person

                                      -31-

performing such  evaluation,  plus all costs and  disbursements  incurred by the
Lender in the performance of such examination or analysis.

3.5  Computation of Interest and Fees.

     Interest  and fees  hereunder  shall be  computed on the basis of a year of three hundred sixty (360) days and for the actual number of days elapsed. If any payment  to be made  hereunder  becomes  due and  payable  on a day other than a
Business  Day,  the due date  thereof  shall be extended to the next  succeeding
Business Day and interest  thereon shall be payable at the  applicable  Contract
Rate during such extension.

3.6  Maximum Charges.

     In no event whatsoever  shall interest and other charges charged  hereunder exceed the highest rate  permissible  under law. In the event interest and other charges as computed  hereunder would otherwise exceed the highest rate permitted under law,  such excess  amount shall be first  applied to any unpaid  principal balance owed by the Borrowers,  and if then  remaining  excess amount is greater than the previously unpaid principal  balance,  the Lender shall promptly refund such excess amount to the Borrowers  and the  provisions  hereof shall be deemed amended to provide for such permissible rate.

3.7  Increased Costs.

     In the event that, (a) the introduction after the date of this Agreement of any law, treaty, rule or regulation or any change therein after the date of this
Agreement, (b) any change after the date of this Agreement in the interpretation or administration of any law, treaty,  rule or regulation by any central bank or other  governmental  authority or (c) the compliance by the Lender or the Issuer with  any  guideline,  request  or  directive  from  any  central  bank or other governmental  authority  (whether or not having the force of Law) after the date of this  Agreement  (for purposes of this Section 3.7, the term  "Lender"  shall include the Lender and any  corporation or bank  controlling  the Lender and the office or branch where the Lender (as so defined)  makes or maintains  any Libor
Rate Loans), shall:

     (a) subject the Lender to any tax of any kind  whatsoever  with  respect to this Agreement or any Other Document or change the basis of taxation of payments to the Lender of principal, fees, interest or any other amount payable hereunder or under any  Other  Documents  (except  for  changes  in the rate of tax on the overall net income of the Lender by the  jurisdiction  in which it maintains its principal office);

     (b)  impose,  modify  or hold  applicable  any  reserve,  special  deposit, assessment or similar  requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by, any office of the Lender, including (without limitation) pursuant to Regulation D of the Board of Governors of the Federal Reserve System; or

     (c) impose on the Lender or the London  interbank  offered  rate market any other condition with respect to this Agreement or any Other Document;

                                      -32-

and the result of any of the  foregoing is to increase the cost to the Lender of making,  renewing or  maintaining  its Advances  hereunder by an amount that the
Lender  deems to be material or to reduce the amount of any payment  (whether of principal, interest or otherwise) in respect of any of the Advances by an amount that the Lender  deems to be material,  then,  in any case the  Borrowers  shall promptly  pay the  Lender,  upon its  demand,  such  additional  amount  as will compensate the Lender for such additional  cost or such  reduction,  as the case may be, provided that the foregoing shall not apply to increased costs which are reflected  in the Libor  Rate.  The  Lender  shall  certify  the  amount of such additional cost or reduced amount to the Borrowers, and such certification shall be presumed correct absent manifest error.

3.8  Basis For Determining Interest Rate Inadequate or Unfair.

     In the event that the Lender shall have determined that:

     (a)  reasonable  means  do  not  exist  for  ascertaining  the  Libor  Rate applicable pursuant to Section 2.2 hereof for any Interest Period; or

     (b) Dollar  deposits in the relevant  amount and for the relevant  maturity are not  available  in the London  interbank  Libor  market,  with respect to an outstanding  Libor  Rate  Loan,  a  proposed  Libor  Rate  Loan,  or a  proposed conversion of a Domestic Rate Loan into a Libor Rate Loan,

then the Lender shall give the  Borrowing  Agent prompt  written,  telephonic or telegraphic notice of such determination.  If such notice is given, (i) any such requested  Libor  Rate Loan shall be made as a  Domestic  Rate Loan,  unless the
Borrowing  Agent  shall  notify the Lender no later than 10:00 a.m.  (Cleveland,
Ohio time) two (2) Business Days prior to the date of such  proposed  borrowing, that its request for such borrowing  shall be cancelled or made as an unaffected type of Libor Rate Loan,  (ii) any  Domestic  Rate Loan or Libor Rate Loan which was to have been  converted  to an  affected  type of Libor  Rate Loan  shall be continued as or converted into a Domestic Rate Loan, or, if the Borrowing  Agent shall notify the Lender, no later than 10:00 a.m. (Cleveland, Ohio time) two (2)
Business  Days  prior to the  proposed  conversion,  shall be  maintained  as an unaffected  type of Libor Rate Loan,  and (iii) any  outstanding  affected Libor
Rate Loans shall be converted  into a Domestic  Rate Loan,  or, if the Borrowing
Agent shall notify the Lender, no later than 10:00 a.m.  (Cleveland,  Ohio time)
two (2) Business  Days prior to the last  Business Day of then current  Interest
Period  applicable to such affected Libor Rate Loan,  shall be converted into an unaffected  type of Libor Rate Loan,  on the last  Business  Day of then current
Interest  Period for such affected Libor Rate Loans.  Until such notice has been withdrawn, the Lender shall have no obligation to make an affected type of Libor
Rate Loan or  maintain  outstanding  affected  Libor Rate Loans and no  Borrower shall have the right to convert a Domestic  Rate Loan or an  unaffected  type of
Libor Rate Loan into an affected type of Libor Rate Loan.

3.9  Capital Adequacy.

     (a) In the  event  that  the  Lender  shall  have  determined  that (a) the introduction  after  the  date of this  Agreement  of any law,  treaty,  rule or regulation  or any  change  therein  after the date of this  Agreement,  (b) any change after the date of this

                                      -33-

Agreement in the  interpretation or  administration of any law, treaty,  rule or regulation  by any  central  bank or  other  governmental  authority  or (c) the compliance by the Lender or the Issuer with any guideline,  request or directive from any central bank or other governmental authority (whether or not having the force of Law) after the date of this  Agreement  (for  purposes of this  Section
3.9, the term  "Lender"  shall  include the Lender and any  corporation  or bank controlling the Lender and the office or branch where the Lender (as so defined)
makes or  maintains  any Libor  Rate  Loans),  has or would  have the  effect of reducing  the rate of return on the  Lender's  capital as a  consequence  of its obligations hereunder to a level below that which the Lender could have achieved but for such  adoption,  change or  compliance  (taking into  consideration  the
Lender's  policies with respect to capital  adequacy) by an amount deemed by the
Lender to be material,  then,  from time to time,  the Borrowers  shall pay upon demand to the Lender such  additional  amount or amounts as will  compensate the
Lender for such reduction. In determining such amount or amounts, the Lender may use any  reasonable  averaging or  attribution  methods.  The protection of this
Section  3.9  shall  be  available  to the  Lender  regardless  of any  possible contention of invalidity or inapplicability  with respect to the applicable law, regulation or condition.

     (b) A  certificate  of the Lender  setting  forth such amount or amounts as shall be  necessary  to  compensate  the Lender with  respect to Section  3.9(a)
hereof when delivered to the Borrowers shall be presumed correct absent manifest error.

IV.  COLLATERAL: GENERAL TERMS.

4.1  Security Interest in the Collateral.

     To secure the prompt  payment and  performance to the Lender and the Issuer of the  Obligations,  each Loan Party hereby assigns,  pledges and grants to the
Lender for its benefit and for the benefit of the Issuer a  continuing  security interest  in and to all of its  Collateral,  whether  now owned or  existing  or hereafter  acquired or arising and  wheresoever  located.  Each Loan Party shall mark its books and  records as may be  necessary  or  appropriate  to  evidence, protect and perfect the Lender's security interest and shall cause its financial statements to reflect such  security  interest.  Each Loan Party shall  promptly provide the Lender with  written  notice of all  commercial  tort  claims,  such notice to contain the case title together with the applicable  court and a brief description  of the claim(s).  Upon delivery of each such notice,  such Borrower shall be deemed to hereby  grant to the Lender a security  interest  and lien in and to such commercial tort claims and all proceeds thereof.

4.2  Perfection of Security Interest.

     Each Loan Party shall take all action that may be necessary  or  desirable, or that the Lender may  request,  so as at all times to maintain  the  validity, perfection, enforceability and priority of the Lender's security interest in the
Collateral  or to enable the Lender to  protect,  exercise or enforce its rights hereunder and in the Collateral,  including, but not limited to, (i) immediately discharging all Liens other than Permitted Encumbrances, (ii) using commercially reasonable  efforts to obtain applicable  Waivers,  as the Lender may reasonably request,  (iii)  delivering  to the  Lender,  endorsed  or  accompanied  by such instruments of

                                      -34-

assignment as the Lender may specify, and stamping or marking, in such manner as the Lender may  specify,  any and all  chattel  paper,  instruments,  letters of credits and advices  thereof and  documents  evidencing or forming a part of the
Collateral,  (iv)  entering  into  warehousing,   lockbox  and  other  custodial
arrangements satisfactory to the Lender as and to the extent required hereunder, and (v) executing and  delivering  control  agreements,  instruments  of pledge, notices and assignments,  in each case in form and substance satisfactory to the
Lender,  relating  to  the  creation,  validity,   perfection,   maintenance  or
continuation of the Lender's  security  interest in Collateral under the Uniform
Commercial Code or other applicable law. The Lender is hereby authorized to file financing statements in accordance with the Uniform Commercial Code from time to time. By its signature  hereto,  each Loan Party hereby authorizes the Lender to file against such Loan Party, one or more financing,  continuation, or amendment statements  pursuant to the Uniform  Commercial  Code to perfect Liens  securing
Obligations arising hereunder in form and substance  satisfactory to the Lender.
All  charges,  expenses  and  fees the  Lender  may  incur  in doing  any of the foregoing,  and any local taxes relating  thereto,  shall be charged to the Loan
Account  as a  Revolving  Advance  of a  Domestic  Rate  Loan  and  added to the
Obligations,  or, at the  Lender's  option,  shall be paid to the Lender for the benefit of the Issuer and the Lender immediately upon demand.

4.3  Disposition of Collateral.

     Each Loan Party will  safeguard and protect all Collateral for the Lender's general  account  and make no  disposition  thereof  whether  by sale,  lease or otherwise  (including,  but not limited to, with respect to the Rights of Entry, expiration) except as may be otherwise permitted under this Agreement.

4.4  Preservation of Collateral.

     Following the occurrence and during the  continuation of a Default or Event of Default in  addition  to the rights and  remedies  set forth in Section  11.1 hereof,  the  Lender:  (a) may at any time take such steps as the  Lender  deems necessary  to protect the Lender's  interest in and to preserve the  Collateral, including  the hiring of such security  guards or the placing of other  security protection  measures  as the  Lender  may deem  appropriate;  (b) may employ and maintain at any of any Loan  Party's  premises a  custodian  who shall have full authority  to do all acts  necessary  to protect the  Lender's  interests in the
Collateral;  (c) may lease warehouse facilities to which the Lender may move all or part of the  Collateral;  (d) may use any Loan Party's owned or leased lifts, hoists,  trucks and other  facilities  or equipment for handling or removing the
Collateral;  and (e) shall have, and is hereby  granted,  a right of ingress and egress to the places where the  Collateral is located,  and may proceed over and through any of any Loan Party's owned or leased  property.  Each Borrower  shall cooperate  fully with all of the Lender's  efforts to preserve the Collateral as permitted in the  foregoing  sentence and will take such actions to preserve the
Collateral as the Lender may direct.  All of the Lender's expenses of preserving the Collateral in accordance with the foregoing, including any expenses relating to the  bonding  of a  custodian,  shall be  charged  to the Loan  Account  as a
Revolving Advance of a Domestic Rate Loan and added to the Obligations.

                                      -35-

4.5  Ownership of Collateral.

     With respect to the Collateral,  at the time the Collateral becomes subject to the Lender's security  interest:  (a) each Loan Party shall be the sole owner of and fully authorized and able to sell, transfer,  pledge and/or grant a first priority security  interest in each and every item of its respective  Collateral to the Lender; and, except for Permitted  Encumbrances,  the Collateral shall be free and clear of all Liens and encumbrances  whatsoever;  (b) each document and agreement  executed by each Loan Party or delivered to the Lender in  connection with this Agreement shall be true and correct in all material respects;  (c) all signatures and endorsements of each Loan Party that appear on such documents and agreements  shall be genuine  and each Loan Party  shall have full  capacity  to execute same; and (d) each Loan Party's  Inventory shall be located as set forth on Schedule  4.5 (as such  Schedule  may be updated from time to time) and shall not be removed from such  location(s)  without the prior written  consent of the
Lender  except with respect to the sale of  Inventory in the ordinary  course of business and with  respect to Inventory in transit from one location  identified on Schedule  4.5 (as such  Schedule may be updated from time to time) to another location identified on Schedule 4.5.

4.6  Defense of the Lender's Interests.

     Until (a) payment and performance in full of all of the Obligations and (b)
termination of this Agreement,  the Lender's  interests in the Collateral  shall continue  in full force and  effect.  During  such  period no Loan Party  shall, without the Lender's prior written consent,  pledge,  sell (except  Inventory in the ordinary course of business),  assign, transfer, create or suffer to exist a
Lien upon or encumber or allow or suffer to be  encumbered in any way except for
Permitted  Encumbrances,  and  except  for  sales,  assignments,  and  transfers expressly  permitted  elsewhere  herein,  any part of the Collateral.  Each Loan
Party shall defend the Lender's  interests in the Collateral against any and all
Persons  whatsoever.  At any  time  after an Event of  Default  or  Default  has occurred after demand by the Lender for payment of all  Obligations,  the Lender shall have the right to take possession of the indicia of the Collateral and the
Collateral in whatever physical form contained,  including  without  limitation:
labels,  stationery,  documents,  instruments and advertising materials.  If the
Lender  exercises  such right to take  possession  of the  Collateral,  the Loan
Parties shall, upon demand,  assemble it in the best manner possible and make it available  to the Lender at a place  reasonably  convenient  to the  Lender.  In addition,  with  respect to all  Collateral,  the Lender and the Issuer shall be entitled to all of the rights and remedies set forth herein and further provided by the Uniform Commercial Code or other applicable law. After the occurrence and during  the  continuance  of a Default or an Event of  Default,  each Loan Party shall,  and the Lender may, at its option,  instruct  all  suppliers,  carriers, forwarders,  warehousers or others receiving or holding cash, checks, Inventory, documents  or  instruments  in which the  Lender  holds a security  interest  to deliver same to the Lender and/or  subject to the Lender's  order,  and, if they shall come into any Loan Party's  possession,  they, and each of them,  shall be held by such Loan Party in trust as the  Lender's  trustee,  and such Loan Party will immediately deliver them to the Lender in their original form together with any necessary endorsement.

                                      -36-

4.7  Books and Records.

     Each Loan Party shall (a) keep proper  books of record and account in which full,  true and correct  entries will be made of all dealings or transactions of or in relation to its  business and  affairs;  (b) set up on its books  accruals with respect to all taxes, assessments, charges, levies and claims; and (c) on a reasonably  current  basis set up on its books,  from its  earnings,  allowances against  doubtful  Receivables,  advances and  investments  and all other proper accruals  (including without  limitation by reason of enumeration,  accruals for premiums,  if any,  due on required  payments  and  accruals  for  depreciation, obsolescence,  or amortization  of  properties),  which should be set aside from such earnings in connection with its business.  All  determinations  pursuant to this subsection shall be made in all material respects in accordance with, or as required by, GAAP consistently applied in the opinion of such independent public accountant as shall then be regularly engaged by the Loan Parties.

4.8  Financial Disclosure.

     Each Loan Party hereby  irrevocably  authorizes and directs all accountants and  auditors  employed  by such  Loan  Party  at any time  during  the Term and promptly  after the  request of the Lender to exhibit  and deliver to the Lender copies of any Loan Party's financial statements (if any exist at or prior to the date of such request), trial balances or other accounting records of any sort in the  accountant's  or  auditor's  possession,  and to disclose to the Lender any information  such  accountants may have  concerning such Loan Party's  financial status and business  operations.  Each Loan Party hereby authorizes all federal, state and  municipal  authorities  to furnish to the Lender copies of reports or examinations  relating  to such Loan Party,  whether  made by such Loan Party or otherwise;  however,  the Lender  will  attempt to obtain  such  information  or materials  directly from such Loan Party prior to obtaining such  information or materials from such accountants or such authorities.

4.9  Compliance with Laws.

     Each Loan Party shall comply with all laws,  acts,  rules,  regulations and orders of any  Governmental  Body with  jurisdiction  over it or its  respective
Collateral or any part thereof or to the operation of such Loan Party's business the  non-compliance  with which could  reasonably be expected to have a Material
Adverse  Effect.  Each Loan Party  may,  however,  contest or dispute  any acts, rules,  regulations,  orders and  directions of those bodies or officials in any reasonable  manner,  provided  that any  related  Lien is inchoate or stayed and sufficient reserves are established to the reasonable satisfaction of the Lender to protect the  Lender's  Lien on or security  interest in the  Collateral.  The
Collateral  at all times shall be  maintained  in  accordance  with the material requirements of all insurance  carriers which provide  insurance with respect to the Collateral so that such insurance shall remain in full force and effect.

4.10 Inspection of Premises.

     At all reasonable times as the Lender deems necessary,  after one (1) day's prior  notice,  the  Lender  shall  have full  access to and the right to audit, check,  inspect  and make  abstracts  and copies from each Loan  Party's  books, records, audits,  correspondence and all other papers relating to the Collateral and the operation of each Loan Party's business. The Lender and

                                      -37-

its agents may,  after one (1) day's prior  notice,  enter upon any of each Loan
Party's  premises at any time during business hours and at any other  reasonable time,  and from time to time as the Lender deems  necessary,  for the purpose of inspecting and  appraising  the  Collateral  and any and all records  pertaining thereto  and  the  operation  of such  Loan  Party's  business.  Notwithstanding anything  herein to the  contrary,  (i) prior to the  occurrence of a Default or
Event of Default  that is  continuing,  the Lender  shall  conduct  such audits, inspections,  field examinations and appraisals no more frequently than once per fiscal  quarter,  and (ii) after the occurrence of a Default or Event of Default that is  continuing,  the Lender may conduct  such  audits,  inspections,  field examinations  and  appraisals  at any time and from time to time and the  Lender shall not be required to provide advance notice to the Loan Parties with respect to conducting such audits, inspections and appraisals.

4.11 Insurance.

     Each  Loan  Party  shall  bear  the  full  risk of any  loss of any  nature whatsoever  with  respect to the  Collateral.  At each Loan Party's own cost and expense in amounts and with carriers  acceptable to the Lender,  each Loan Party shall (a) keep all its insurable  properties  and  properties in which each Loan
Party has an interest  insured  against the  hazards of fire,  flood,  sprinkler leakage,  those hazards  covered by extended  coverage  insurance and such other hazards,  and for such amounts, as is customary in the case of companies engaged in  businesses  similar  to such Loan  Party's  including,  without  limitation, business  interruption  insurance;  (b)  maintain  a bond in such  amounts as is customary in the case of companies  engaged in  businesses  similar to such Loan
Party insuring against larceny,  embezzlement or other criminal misappropriation of insured's officers and employees who may either singly or jointly with others at any time  have  access  to the  assets  or funds of such  Loan  Party  either directly or through authority to draw upon such funds or to direct generally the disposition of such assets; (c) maintain public and product liability  insurance against claims for personal injury, death or property damage suffered by others;
(d)  maintain  all such  worker's  compensation  or similar  insurance as may be required under the laws of any state or jurisdiction in which such Loan Party is engaged in  business;  (e)  furnish  the Lender  with (i) a status  report  with respect to the renewal of all such  insurance no later than ten (10) days before the  expiration  date  thereof,  (ii)  evidence of the  maintenance  of all such insurance by the renewal thereof no later than the expiration date thereof,  and
(iii) appropriate loss payable  endorsements in form and substance  satisfactory to the Lender,  naming the Lender as a  co-insured,  loss payee and mortgagee as its  interests  may  appear  but only with  respect  to all  insurance  coverage covering damage,  loss or destruction of Collateral,  and providing (A) that all proceeds  thereunder covering a loss of or damage to Collateral shall be payable to the Lender,  (B) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy, and (C) that such policy and loss  payable  clauses may not be  cancelled,  amended or  terminated unless at least thirty (30) days' prior  written  notice is given to the Lender.
The Loan Parties shall provide copies of all such insurance policies  (including
the   appropriate   lender  loss  payee,   additional   insured  and   mortgagee
endorsements) within thirty (30) days after the Lender's request,  however, only certificates of such insurance shall be required at Closing. In the event of any loss  under  any  insurance  covering  Collateral,  the  carriers  named in such insurance policies covering Collateral hereby are directed by the Lender and the applicable  Loan  Party to make  payment  for such loss to the Lender and not to such Loan Party and the Lender jointly.  If any insurance losses with respect to
Collateral  are paid by check,  draft or other  instrument  payable  to any Loan
Party and the Lender

                                      -38-

jointly, the Lender may endorse such Loan Party's name thereon and do such other things as the Lender may deem  advisable to reduce the same to cash.  The Lender is hereby  authorized to adjust and compromise  claims under insurance  coverage with respect to  Collateral.  All loss  recoveries  with  respect to  Collateral received  by  the  Lender  upon  any  such  insurance  may  be  applied  to  the
Obligations, in such order as the Lender in its sole discretion shall determine.
Any surplus with respect to  Collateral  shall be paid by the Lender to the Loan
Parties or applied as may be otherwise  required by law. Any deficiency  thereon shall be paid by the Loan Parties to the Lender, on demand.  Any loss recoveries not  relating  to items of  Collateral  shall be  payable  directly  to the Loan
Parties and, if received by the Lender,  the Lender shall promptly  deliver same to the Loan Parties. Anything hereinabove to the contrary  notwithstanding,  and subject to the  fulfillment  of the conditions set forth below and, with respect to the Mortgaged  Property,  the  provisions  of the Mortgage,  the Lender shall remit to the Loan Parties insurance proceeds with respect to Collateral received by the Lender during any calendar  year under  insurance  policies  procured and maintained  by the  Loan  Parties  which  insure  the  Loan  Parties'  insurable
Collateral  to the extent such  insurance  proceeds  do not exceed Five  Hundred
Thousand and 00/100 Dollars  ($500,000.00) in the aggregate during such calendar year  or Two  Hundred  Fifty  Thousand  and  00/100  Dollars  ($250,000.00)  per
occurrence.  In the event the  amount of  insurance  proceeds  with  respect  to
Collateral  received by the Lender for any occurrence  exceeds Two Hundred Fifty
Thousand  and  00/100  Dollars  ($250,000.00),  then  the  Lender  shall  not be obligated to remit the  insurance  proceeds to the Loan Parties  unless the Loan
Parties provide the Lender with evidence  reasonably  satisfactory to the Lender that the insurance proceeds will be used by the Loan Parties to repair,  replace or restore the insured  Collateral  which was the subject of the insurable loss.
In the event the Loan Parties have previously  received (or, after giving effect to any  proposed  remittance  by the Lender to the Loan Parties  would  receive)
insurance proceeds with respect to Collateral which equal or exceed Five Hundred
Thousand and 00/100 Dollars  ($500,000.00)  in the aggregate during any calendar year,  then the Lender may, in its sole  discretion,  either remit the insurance proceeds to the Loan  Parties upon the Loan  Parties  providing  the Lender with evidence reasonably  satisfactory to the Lender that the insurance proceeds will be used by the Loan  Parties to repair,  replace,  restore or reuse the  insured
Collateral which was the subject of the insurable loss, or apply the proceeds to the  Obligations,  as aforesaid.  The agreement of the Lender to remit insurance proceeds  in the manner  above  provided  shall be subject in each  instance  to satisfaction  of each of the  following  conditions:  (x) no Event of Default or
Default  shall then have  occurred and be  continuing,  and (y) the Loan Parties shall use the insurance proceeds with respect to Collateral to repair,  replace, restore or reuse the insured  Collateral  which was the subject of the insurable loss and for no other purpose.

4.12 Failure to Pay Insurance.

     If any Loan Party fails to obtain insurance as hereinabove  provided, or to keep the same in force,  the  Lender,  if the Lender so elects,  may obtain such insurance and pay the premium  therefor on behalf of such Loan Party, and charge the Loan  Account  therefor as a Revolving  Advance of a Domestic  Rate Loan and
such expenses so paid shall be part of the Obligations.

                                      -39-

4.13 Payment of Taxes.

     Each Loan  Party  will pay,  when due,  all  taxes,  assessments  and other
Charges  lawfully  levied  or  assessed  upon  such  Loan  Party  or  any of the
Collateral  including,  without  limitation,  real and personal  property taxes, assessments and charges and all franchise,  income, employment,  social security benefits,  withholding,  and sales taxes,  except those  taxes,  assessments  or
Charges to the extent that any Loan Party has contested or disputed those taxes, assessments or Charges in good faith, by expeditious protest,  administrative or judicial  appeal or similar  proceeding,  provided  that any related tax Lien is stayed and sufficient reserves are established to the reasonable satisfaction of the  Lender  to  protect  the  Lender's  security  interest  in or  Lien  on the
Collateral.  If any tax by any governmental authority is or may be imposed on or as a result of any  transaction  between  any Loan  Party and the  Lender or the
Issuer  which the Lender or the Issuer may be  required to withhold or pay or if any taxes, assessments,  or other Charges remain unpaid after the date fixed for their payment, or if any claim shall be made which, in the Lender's opinion, may possibly create a valid Lien on the Collateral, the Lender may without notice to the Loan Parties pay the taxes, assessments or other Charges and each Loan Party hereby  indemnifies  and holds the  Lender and the  Issuer  harmless  in respect thereof. The Lender will not pay any taxes, assessments or Charges to the extent that any Loan Party has  contested  or  disputed  those  taxes,  assessments  or
Charges in good faith, by expeditious protest, administrative or judicial appeal or  similar  proceeding,  provided  that  any  related  tax lien is  stayed  and sufficient reserves are established to the reasonable satisfaction of the Lender to protect the  Lender's  security  interest in or Lien on the  Collateral.  The amount of any payment by the Lender  under this Section 4.13 shall be charged to the Loan Account as a Revolving Advance of a Domestic Rate Loan and added to the
Obligations  and,  until the Loan  Parties  shall  furnish  the  Lender  with an indemnity  therefor  (or supply the Lender  with  evidence  satisfactory  to the
Lender that due provision for the payment thereof has been made), the Lender may hold without  interest any balance  standing to the Loan Parties' credit and the
Lender shall retain its security  interest in any and all Collateral held by the
Lender.

4.14 Payment of Leasehold Obligations.

     Each  Loan  Party  shall at all  times  pay,  when and as due,  its  rental obligations  under all leases  under which it is a tenant,  and shall  otherwise comply, in all material  respects,  with all other terms of such leases and keep them in full force and effect  and,  at the  Lender's  reasonable  request  will provide evidence of having done so.

4.15 Receivables.

     (a) Nature of Receivables. Each of the Receivables shall be a bona fide and valid account  representing  a bona fide  indebtedness  incurred by the Customer therein  named,  for a fixed sum as set forth in the  invoice  relating  thereto
(provided immaterial or unintentional invoice errors shall not be deemed to be a breach  hereof) with respect to an absolute  sale or lease and delivery of goods upon  stated  terms of a Loan  Party,  or work,  labor or  services  theretofore rendered by a Loan Party as of the date each  Receivable is created.  Same shall be due and owing without dispute, setoff or counterclaim except as may be stated
on the  accounts  receivable  schedules  delivered  by the Loan  Parties  to the
Lender.

                                      -40-

     (b) Solvency of Customers. Each Customer, to the Loan Parties knowledge, as of the date each  Receivable is created,  is and will be solvent and able to pay all  Receivables  on which the  Customer is  obligated  in full when due or with respect to such  Customers of any Loan Party who are not solvent such Loan Party has set up on its books and in its financial  records bad debt reserves adequate to cover the uncollectible portion.

     (c) Locations of Loan Parties.  Each Loan Party's state of organization and chief  executive  office are  located  at the  addresses  set forth on  Schedule
4.15(c)  hereto.  Until  written  notice is given to the Lender by the Borrowing
Agent of any other  office at which any Loan Party keeps its records  pertaining to Receivables, all such records shall be kept at such executive office.

     (d)  Notification of Assignment of  Receivables.  At any time following the occurrence of an Event of Default or a Default,  the Lender shall have the right to send notice of the assignment of, and the Lender's  security interest in, the
Receivables  to any and all  Customers  or any third party  holding or otherwise concerned with any of the Collateral. Thereafter, the Lender shall have the sole right to collect the  Receivables,  take possession of the Collateral,  or both.
The  Lender's  actual  collection  expenses,  including,  but  not  limited  to, stationery  and  postage,  telephone  and  telegraph,  secretarial  and clerical expenses and the salaries of any collection  personnel used for collection,  may be charged to the Loan Account and added to the Obligations.

     (e) Power of Lender to Act on Loan Parties'  Behalf.  The Lender shall have the right, at any time after the occurrence of a Default or an Event of Default, to receive, endorse, assign and/or deliver in the name of the Lender or any Loan
Party any and all checks,  drafts and other instruments for the payment of money relating  to the  Receivables,  and each  Loan  Party  hereby  waives  notice of presentment,  protest and  non-payment of any instrument so endorsed.  Each Loan
Party  hereby  constitutes  the  Lender or the  Lender's  designee  as such Loan
Party's  attorney  with  power at any time after the  occurrence  of an Event of
Default  or  Default  (i) to  endorse  such Loan  Party's  name upon any  notes, acceptances,  checks,  drafts,  money  orders or other  evidences  of payment or
Collateral; (ii) to sign such Loan Party's name on any invoice or bill of lading relating to any of the Receivables,  drafts against  Customers,  assignments and verifications of Receivables;  (iii) to send verifications of Receivables to any
Customer;  (iv) to demand payment of the Receivables;  (v) to enforce payment of the Receivables by legal  proceedings or otherwise;  (vi) to exercise all of the
Loan  Parties'  rights  and  remedies  with  respect  to the  collection  of the
Receivables  and any other  Collateral;  (vii) to  settle,  adjust,  compromise, extend or renew the  Receivables;  (viii) to settle,  adjust or  compromise  any legal proceedings brought to collect Receivables; (ix) to prepare, file and sign such Loan Party's  name on a proof of claim in  bankruptcy  or similar  document against any  Customer;  (x) to prepare,  file and sign such Loan Party's name on any notice of Lien,  assignment or satisfaction  of Lien or similar  document in connection  with the  Receivables;  and  (xi) to do all  other  acts and  things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved,  and said attorney or designee shall not be liable for any acts of omission or commission  nor for any error of judgment or mistake of fact or of law, unless done with gross negligence

                                      -41-

or willful misconduct;  this power being coupled with an interest is irrevocable while any of the Obligations  remain unpaid.  The Lender shall have the right at any time following the  occurrence of an Event of Default or Default,  to change the address for delivery of mail  addressed to any Loan Party to such address as the Lender may designate and to receive,  open and dispose of all mail addressed to any Loan Party.

     (f) No  Liability.  Neither  the  Issuer nor the  Lender  shall,  under any circumstances  or in any event  whatsoever,  have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Receivables or any instrument  received in payment thereof, or for any damage resulting therefrom unless such liability arises from the Issuer's or the Lender's willful  misconduct or gross negligence as finally  determined by a court of competent jurisdiction. Following the occurrence of an Event of Default or Default,  the Lender may,  without notice or consent from any Loan Party, sue upon or otherwise  collect,  extend the time of payment of, compromise or settle for  cash,  credit  or  upon  any  terms  any of the  Receivables  or any  other securities,  instruments  or insurance  applicable  thereto  and/or  release any obligor thereof.  The Lender is authorized and empowered to accept following the occurrence  and during  the  continuance  of an Event of Default or Default  the return of the goods represented by any of the Receivables,  without notice to or consent by any Loan Party,  all without  discharging or in any way affecting any
Loan Party's liability hereunder.

     (g)  Establishment  of Lockboxes,  Collection  Account.  The Borrowers have established and shall maintain one or more Lockboxes with National City Bank and with each other  Lockbox Bank in the name of the  Borrowing  Agent or such other
Borrowers as are acceptable to the Lender, in its sole discretion. The Borrowers have  established  and will  maintain  a  deposit  account  (each a  "Collection
Account")  with each  Lockbox  Bank in the name of the  Borrowing  Agent or such other Borrowers, as are acceptable to the Lender, in its sole discretion. In the case of  National  City  Bank,  the Cash  Concentration  Account  maintained  at
National  City Bank shall  function  as the  Collection  Account  maintained  at
National City Bank for all purposes of this Section  4.15(g).  Each Lockbox Bank and the  Borrowing  Agent (or  other  applicable  Borrower)  have  entered  into agreements  establishing  the Lockboxes  maintained by such Lockbox Bank (each a
"Lockbox  Agreement")  and  agreements  with respect to the  Collection  Account maintained at such Lockbox Bank (each a "Deposit Account Agreement"),  each such
Lockbox  Agreement  and Deposit  Account  Agreement to be in form and  substance satisfactory to the Lender.  The Borrowing Agent (or other applicable  Borrower)
and the Lender  shall have entered into a Blocked  Account  Agreement  with each
Lockbox Bank  relating to rights of the Lender with respect to the Lockboxes and the Collection  Accounts  maintained at such Lockbox Bank. Each of the Borrowers shall notify all of its Customers to forward all  collections  of every kind due such Borrower to a Lockbox (such notices to be in such form and substance as the
Lender may  reasonably  require to from time to time).  Schedule  4.15(g) hereto lists the following  information with respect to each Borrower:  (i) all present
Lockboxes,  all Collection Accounts and the Cash Concentration Account, (ii) the
name and address of each Lockbox,  (iii) the account  number of each  Collection
Account  and the Cash  Concentration  Account,  (iv) a  contact  Person  at each
Lockbox Bank, and (v) a list describing all Lockbox Agreements, Deposit

                                      -42-

Account  Agreements and Blocked  Account  Agreements,  and all other  agreements establishing each Lockbox and Collection Account.

     (h) Processing Collections;  Cash Concentration Account. In accordance with the terms of the applicable Blocked Account  Agreement,  each Lockbox Bank shall be instructed to deposit on a daily basis all collections  from Customers of the
Borrowers sent to the Lockbox  maintained by such Lockbox Bank directly into the applicable  Collection  Account in the identical form in which such  collections were made (except for any necessary  endorsements)  whether by cash or check. In accordance  with the terms of the applicable  Blocked  Account  Agreement,  such
Lockbox  Bank shall be  instructed  to  deposit on a daily  basis all funds from collections  deposited into such  Collection  Account to the Cash  Concentration
Account.  The Cash Concentration  Account shall not be subject to any deduction, set off,  banker's  lien or any other  right in favor of any  Person.  All funds deposited into the Cash Concentration Account shall be the exclusive property of the Lender and shall be subject to the sole and exclusive  control of the Lender and only to such signing  authority  designated from time to time by the Lender.
The  Borrowers  shall not have control  over or any interest in such funds.  Any collections  received  directly  by any  Borrower  shall be deemed  held by such
Borrower in trust and as fiduciary for the Lender.  Each of the Borrowers agrees not to commingle any such collections with any of such Borrower's other funds or property,  but to hold such funds  separate  and apart in trust and as fiduciary for the Lender until deposit is made into the applicable  Collection  Account or the Cash Concentration  Account.  Each of the Borrowers hereby agrees to deposit immediately  such directly  received  collections  into any  Collection  Account
maintain  by  or  on  behalf  of  such   Borrower  or  directly  into  the  Cash
Concentration Account.

     (i)  Adjustments.  No  Loan  Party  will,  without  the  Lender's  consent, compromise or adjust any Receivables (or extend the time for payment thereof) or accept any returns of merchandise or grant any additional discounts,  allowances
or  credits  thereon  except  for  those  compromises,   adjustments,   returns,
discounts,  credits and allowances as have been  heretofore (A) customary in the business or industry of such Loan Party,  and (B) done in the ordinary course of such Loan Party's business.

4.16 Maintenance of Equipment.

     The Equipment  necessary for and used in the operation of each Loan Party's business  shall  be  maintained  in  good  operating  condition  and  repair  in substantial  accordance  with  industry  standards  (reasonable  wear  and  tear excepted) and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Equipment shall be maintained and preserved.  No Loan Party shall use or operate the Equipment in violation of any law, statute, ordinance, code, rule or regulation.

4.17 Exculpation of Liability.

     Nothing herein contained shall be construed to constitute the Lender or the
Issuer as any Loan  Party's  agent  for any  purpose  whatsoever,  nor shall the
Issuer or the Lender be  responsible  or liable for any  shortage,  discrepancy, damage, loss or destruction of any part of the

                                      -43-

Collateral  wherever the same may be located and regardless of the cause thereof except to the extent that such damage, loss or destruction has resulted from the gross negligence or willful misconduct of the Lender or the Issuer.  Neither the
Issuer  nor the  Lender,  whether by  anything  herein or in any  assignment  or otherwise,  assume any of any Loan  Party's  obligations  under any  contract or agreement  assigned to the Issuer or the Lender,  and neither the Issuer nor the
Lender shall be responsible in any way for the  performance by any Loan Party of any of the terms and conditions thereof.

4.18 Environmental Matters.

     (a) The  Loan  Parties  shall  ensure  that the Real  Property  remains  in compliance with all Environmental Laws, and they shall not place or permit to be placed any  Hazardous  Substances  on any Real  Property  except as permitted by applicable law or appropriate governmental authorities.

     (b) The Loan Parties  shall  establish  and maintain a system to assure and monitor continued compliance with all applicable Environmental Laws with respect to their  operations  except to the extent that such failure to comply would not reasonably be expected to have a Material Adverse Effect.

     (c) The Loan  Parties  shall (i) employ in  connection  with the use of the
Real Property  appropriate  technology necessary to maintain compliance with any applicable  Environmental  Laws except to the extent that such failure to comply would not  reasonably  be  expected to have a Material  Adverse  Effect and (ii)
dispose of any and all  Hazardous  Waste  generated at the Real Property only at facilities  and with  carriers  that  maintain  valid permits under RCRA and any other applicable Environmental Laws.

     (d) In the event any Loan Party  obtains,  gives or receives  notice of any
Release (as that term is defined in CERCLA) or threat of Release of a Reportable
Quantity (as such terms are defined in CERCLA) of any  Hazardous  Substances  at the Real Property (any such event being hereinafter  referred to as a "Hazardous
Discharge")  or receives any notice of  violation,  request for  information  or notification that it is potentially  responsible for investigation or cleanup of environmental  conditions  at the Real  Property,  demand  letter or  complaint, order,  citation, or other written notice with regard to any Hazardous Discharge or violation  of  Environmental  Laws  affecting  the Real  Property or any Loan
Party's  interest  therein  (any of the  foregoing  is  referred to herein as an
"Environmental   Complaint")  from  any  Person,   including  any  state  agency
responsible in whole or in part for environmental  matters in the state in which the Real  Property  is  located or the United  States  Environmental  Protection
Agency  (any such  person  or  entity  hereinafter  the  "Authority"),  then the
Borrowing  Agent shall,  as soon as practicable but in any event within ten (10)
Business  Days,  give written notice of same to the Lender  detailing  facts and circumstances  of which any Loan  Party is aware  giving  rise to the  Hazardous
Discharge or  Environmental  Complaint.  Such  information  is to be provided to allow the Lender to protect its security  interest in the Real  Property and the
Collateral and is not intended to create nor shall it create any obligation upon the Lender with respect thereto.

                                      -44-

     (e) The Loan Parties  shall  promptly  forward to the Lender  copies of any request for  information,  notification  of potential  liability,  demand letter relating  to  potential  responsibility  with  respect to the  investigation  or cleanup of Hazardous Substances at any other site owned, operated or used by any
Loan Party to dispose of  Hazardous  Substances  and shall  continue  to forward copies of correspondence between any Loan Party and the Authority regarding such claims to the Lender until the claim is settled. The Loan Parties shall promptly forward to the Lender copies of all documents and reports concerning a Hazardous
Discharge at the Real Property that any Loan Party is required to file under any
Environmental  Laws.  Such  information  is to be  provided  solely to allow the
Lender to protect the Lender's  security  interest in the Real  Property and the
Collateral.

     (f) The Loan Parties shall respond  promptly to any Hazardous  Discharge or
Environmental  Complaint and take all necessary action in order to safeguard the health of any Person and to avoid  subjecting the Collateral or Real Property to any Lien.  If any Loan Party  shall fail to respond  promptly  to any  Hazardous
Discharge or Environmental Complaint or any Loan Party shall fail to comply with any of the requirements of any  Environmental  Laws, the Lender may, but without the  obligation  to do so,  for the sole  purpose  of  protecting  the  Lender's interest  in  Collateral:  (A) give  such  notices  or (B)  enter  onto the Real
Property (or authorize  third parties to enter onto the Real  Property) and take such  actions as the Lender (or such third  parties as  directed  by the Lender)
deem  reasonably  necessary  or  advisable,  to clean up,  remove,  mitigate  or otherwise deal with any such Hazardous  Discharge or Environmental  Complaint (a
Loan Party shall be  considered to be  responding  promptly to an  Environmental
Complaint  if it  asserts  a defense  to any  allegations  in the  Environmental
Complaint in good faith and as to the same in an  expeditious  manner and, where
applicable,   establishes   sufficient  reserves  or  posts  a  bond  reasonably
satisfactory to the Lender to protect the Lender's  security interest or Lien in the Collateral).  All reasonable  costs and expenses  incurred by the Lender and the Issuer (or such third parties) in the exercise of any such rights, including any sums paid in connection with any judicial or administrative investigation or proceedings,  fines and penalties,  together with interest thereon from the date expended at the Default  Rate for  Domestic  Rate Loans  constituting  Revolving
Advances shall be paid upon demand by the Loan Parties,  and until paid shall be added to and become a part of the  Obligations  secured by the Liens  created by the terms of this  Agreement  or any other  agreement  between the  Issuer,  the
Lender and any Loan Party.

     (g) Promptly upon the written  request of the Lender from time to time, the
Loan Parties shall provide the Lender,  at the Loan  Parties'  expense,  with an
environmental   assessment  or   environmental   audit  report  prepared  by  an
environmental  engineering  firm  acceptable  in the  reasonable  opinion of the
Lender,  to assess with a  reasonable  degree of  certainty  the  existence of a
Hazardous  Discharge  and the  potential  costs in  connection  with  abatement, cleanup  and  removal  of any  Hazardous  Substances  found  on or at  the  Real
Property;  provided,  however,  so long as no Default  or Event of  Default  has occurred  and is  continuing,  the Lender  may not  request  such  environmental assessment or environmental  audit report more frequently than once per calendar year;  and  provided  further  that  the  Lender  shall  not  request  any  such environmental assessment or environmental audit report without having reasonable suspicion of the existence of a

                                      -45-

Hazardous  Discharge.  Any report or investigation  of such Hazardous  Discharge proposed and acceptable to an  appropriate  Authority that is charged to oversee the clean-up of such Hazardous  Discharge shall be acceptable to the Lender.  If such estimates to remove or remediate such Hazardous Discharge,  individually or in the aggregate, exceed Five Hundred Thousand and 00/100 Dollars ($500,000.00),
the  Lender  shall have the right to  require  the Loan  Parties to post a bond, letter of credit or other  security  reasonably  satisfactory  to the  Lender to secure payment of these costs and expenses.

     (h) The Loan Parties  shall defend and  indemnify the Lender and the Issuer and hold the  Lender  and the Issuer  and their  respective  employees,  agents, directors and officers harmless from and against all loss, liability, damage and expense,  claims,  costs, fines and penalties,  including reasonable  attorney's fees,  suffered or  incurred by the Lender or the Issuer  under or on account of any Environmental Laws, including, without limitation, the assertion of any Lien thereunder,  with  respect  to any  Hazardous  Discharge,  the  presence  of any
Hazardous  Substances  affecting  the  Real  Property,  whether  or not the same originates  or emerges  from the Real  Property or any  contiguous  real estate, including  any loss of value of the Real  Property as a result of the  foregoing except to the extent such loss, liability, damage and expense is attributable to any Hazardous  Discharge resulting from actions or failure to act on the part of the Lender or the Issuer. The Loan Parties'  obligations under this Section 4.18 shall arise upon the  discovery of the presence of any  Hazardous  Substances at the Real Property,  whether or not any federal,  state,  or local  environmental agency has taken or threatened any action in connection with the presence of any
Hazardous  Substances.  The Loan Parties'  obligation  and the  indemnifications hereunder shall survive the termination of this Agreement.

4.19 Financing Statements.

     Except as respects (i) the financing  statements filed by the Lender,  (ii)
the financing  statements  described on Schedule 1.2, and (iii) those  financing statements permitted to be filed hereunder,  no financing statement covering any of the Collateral or any proceeds thereof is on file in any public office.

V.   REPRESENTATIONS AND WARRANTIES.

     Each Loan Party represents and warrants as follows:

5.1  Authority.

     Each Loan Party has the full power, authority and legal right to enter into this Agreement and the Other Documents to which it is a party and to perform all of its respective Obligations hereunder and thereunder, as the case may be. This
Agreement and the Other Documents to which each Loan Party is a party constitute the legal,  valid and binding  obligations  of such Loan Party,  enforceable  in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy,  insolvency,  reorganization,  moratorium or similar laws affecting creditors' rights generally.  The execution,  delivery and performance of this  Agreement and of the Other  Documents by each Loan Party a party hereto or thereto (a) are within such Loan Party's  corporate,  limited  partnership or limited liability company powers, as

                                      -46-

the case may be, have been duly  authorized,  are not in contravention of law or the  terms of such  Loan  Party's  by-laws,  operating  agreement,  articles  of incorporation,  certificate of limited  partnership,  articles of  organization, limited  partnership  agreement or other applicable  documents  relating to such
Loan Party's formation or organization, as the case may be, or to the conduct of such Loan Party's business or of any material  agreement or undertaking to which such Loan Party is a party or by which  such Loan  Party is bound,  and (b) will not  conflict  with nor  result  in any  breach in any of the  provisions  of or constitute  a  default  under or  result  in the  creation  of any  Lien  except
Permitted Encumbrances upon any asset of such Loan Party under the provisions of
any  material  agreement,  charter  document,   instrument,   by-law,  or  other
instrument  to which such Loan  Party is a party or by which it or its  property may be bound.

5.2  Formation and Qualification.

     (a) Each Loan Party is duly incorporated or organized,  as the case may be, and in good  standing  under the laws of the  jurisdictions  listed on  Schedule
5.2(a)  and  is  qualified  to do  business  and  is in  good  standing  in  the jurisdictions  listed on Schedule 5.2(a) which  constitute all  jurisdictions in which  qualification  and good  standing  are  necessary  for such Loan Party to conduct its  business  and own its  property and where the failure to so qualify could reasonably be expected to have a Material Adverse Effect.  Each Loan Party has  delivered  to the  Lender  true and  complete  copies  of its  articles  of incorporation  and  by-laws,  certificate  of limited  partnership  and  limited partnership agreement, articles of organization and operating agreement or other organizational  documents,  as the case may be,  and will  promptly  notify  the
Lender of any amendment or changes thereto.

     (b) The only Subsidiaries of each Loan Party are listed on Schedule 5.2(b).

5.3  Survival of Representations and Warranties.

     All  representations  and  warranties of each Loan Party  contained in this
Agreement and the Other Documents, as the case may be, shall be true at the time of such Loan Party's execution of this Agreement and the Other Documents, as the case may be, and shall survive the execution, delivery and acceptance thereof by the parties  thereto and the closing of the  transactions  described  therein or related thereto.

5.4  Tax Returns.

     Each  Loan  Party's  federal  tax  identification  number  is set  forth on
Schedule 5.4. Each Loan Party has filed all federal, state and local tax returns and other  reports  such Loan Party is  required by law to file and has paid all taxes,  assessments,  fees  and  other  governmental  charges  that  are due and payable. All applicable income tax returns of each Loan Party have been examined and reported upon by the  appropriate  taxing  authority or closed by applicable statute and  satisfied  for all fiscal years prior to and  including  the fiscal year ending December 31, 2001. The provision for taxes on the books of each Loan
Party is adequate for all years not closed by applicable  statutes,  and for its current fiscal year, and no Loan Party has any

                                      -47-

knowledge of any deficiency or additional assessment in connection therewith not provided for on its books.

5.5  Financial Statements.

     (a) The twelve-month cash flow projections of BTL and its Subsidiaries on a consolidated  basis and their  projected  balance sheets as of the Closing Date, copies of which have been  provided to the Lender  referencing  this Section 5.5
(the  "Projections")  were prepared by the Chief  Financial  Officer of BTL, are based on underlying  assumptions and estimates which provide a reasonable  basis for the  projections  contained  therein and  reflect  BTL's  judgment  based on present  circumstances of the most likely set of conditions and course of action for the projected period.

     (b) The  consolidated  balance  sheets  of BTL and its  Subsidiaries  as of
December 31,  2004,  and the related  statements  of  operations,  stockholders'
equity,  and cash flow for the period  ended on such date,  all  accompanied  by
reports  thereon  containing  opinions  without   qualification  by  independent
certified public accountants (as set forth in BTL's annual report of form 10K/A, as filed with the SEC on September 2, 2005), copies of which have been delivered to the Lender, have been prepared in accordance with GAAP,  consistently applied and present fairly in all material  respects the financial  condition of BTL and its  Subsidiaries  at such date and the  results  of their  operations  for such period.  Since  December  31,  2004,  there has been no change in the  financial condition of BTL and its Subsidiaries as shown on the consolidated balance sheet as of such date and no  change  in the  aggregate  value of  Equipment  and Real
Property owned by BTL and its Subsidiaries,  except for the inventory write down as disclosed to the Lender and changes in the ordinary course of business,  none of which  individually  or in the  aggregate  has had,  or  reasonably  could be believed to cause in the future, a Material Adverse Effect.

5.6  Corporate Name.

     Except as set forth on  Schedule  5.6,  no Loan Party has been known by any other  corporate  name in the past five (5)  years  and does not sell  Inventory under any other  name,  nor has any Loan  Party been the  surviving  entity of a merger or consolidation  or acquired all or  substantially  all of the assets of any Person during the preceding five (5) years.

5.7  O.S.H.A. and Environmental Compliance.

     (a) Except as set forth on Schedule  5.7, each Loan Party has duly complied with, and (i) its facilities,  business,  assets,  property, and Equipment,  and
(ii) to its knowledge, its leaseholds are in compliance in all material respects with, the provisions of the Federal Occupational Safety and Health Act, RCRA and
all other Environmental Laws; there are no outstanding and unresolved citations, notices or orders of non-compliance  issued to any Loan Party or relating to its business,  assets, property,  leaseholds or Equipment under any such laws, rules or regulations.

     (b) Each Loan Party has been issued all required  federal,  state and local licenses, certificates or permits relating to all applicable Environmental Laws.

                                      -48-

     (c) (i) There are no Releases (as that term is defined in CERCLA),  spills, discharges,  leaks or disposal of Hazardous Substances at, upon, under or within any  Real  Property;  (ii)  there  are no  underground  storage  tanks  or Toxic
Substances on the Real Property;  (iii) to the knowledge of any Loan Party,  the
Real  Property  has not ever  been  used as a  treatment,  storage  or  disposal facility of Hazardous Waste and (iv) no Hazardous  Substances are present on the
Real Property, except in compliance with Environmental Laws.

5.8  Solvency; No Litigation, Violation, Indebtedness or Default.

     (a) After giving effect to the transactions contemplated by this Agreement, the Loan Parties will be solvent,  able to pay their debts as they mature,  have capital  sufficient to carry on their  business and all businesses in which they are about to engage,  and (i) as of the Closing Date, the fair present  saleable value of their assets,  calculated on a going concern basis, is in excess of the amount of their  liabilities  and (ii)  subsequent to the Closing Date, the fair saleable value of their assets  (calculated on a going concern basis) will be in excess of the amount of their liabilities.

     (b)  Except as  disclosed  in  Schedule  5.8(b),  no Loan Party has (i) any pending or threatened  litigation,  arbitration,  actions or  proceedings  which could  reasonably be expected to have a Material  Adverse  Effect,  and (ii) any liabilities or Indebtedness other than the Obligations.

     (c) No Loan Party is in violation of any applicable statute,  regulation or ordinance in any respect  which could  reasonably be expected to have a Material
Adverse  Effect,  nor is any Loan Party in  violation of any order of any court, governmental authority or arbitration board or tribunal.

     (d) No Loan  Party nor any  member of the  Controlled  Group  maintains  or contributes  to any Plan other  than those  listed on  Schedule  5.8(d)  hereto.
Except  as  set  forth  in  Schedule  5.8(d),  (i)  no  Plan  has  incurred  any
"accumulated  funding deficiency," as defined in Section 302(a) (2) of ERISA and
Section 412(a) of the Code,  whether or not waived, and each Loan Party and each
member  of  the  Controlled  Group  has  met  all  applicable   minimum  funding
requirements  under Section 302 of ERISA in respect of each Plan, (ii) each Plan which is  intended to be a qualified  plan under  Section  401(a) of the Code as currently in effect has been  determined by the Internal  Revenue  Service to be qualified  under  Section  401(a) of the Code and the trust  related  thereto is exempt from federal income tax under Section 501(a) of the Code,  each as to its written terms,  (iii) no Loan Party nor any member of the  Controlled  Group has incurred any  liability to the PBGC other than for the payment of premiums,  and there are no premium  payments  which have become due which are unpaid,  (iv) no
Plan has been terminated by the plan administrator  thereof nor by the PBGC, and there is no occurrence which would cause the PBGC to institute proceedings under
Title IV of ERISA to terminate any Plan,  (v) at this time, the current value of the assets of each Plan  exceeds the present  value of the accrued  benefits and other  liabilities  of  such  Plan  and no Loan  Party  nor  any  member  of the
Controlled  Group knows of any facts or  circumstances  which  would  materially change the value of such assets and accrued  benefits and other  liabilities and could reasonably be

                                      -49-

expected to have a Material Adverse Effect, (vi) no Loan Party nor any member of the Controlled  Group has breached any of the  responsibilities,  obligations or duties  imposed  on it by ERISA with  respect to any Plan,  except to the extent that any such breach would not reasonably be expected to have a Material Adverse
Effect,  (vii) no Loan Party nor any member of a  Controlled  Group has incurred any  liability  for any excise tax arising  under  Section  4972 or 4980B of the
Code, and no fact exists which could give rise to any such liability,  (viii) no
Loan Party nor any member of the Controlled  Group nor any fiduciary of, nor any trustee to, any Plan,  has engaged in a  "prohibited  transaction"  described in
Section  406 of ERISA or  Section  4975 of the Code  that  could  reasonably  be expected  to have a Material  Adverse  Effect nor taken any action  which  would constitute or result in a Termination  Event with respect to any such Plan which is subject  to ERISA,  (ix) each Loan  Party and each  member of the  Controlled
Group has made all  contributions due and payable with respect to each Plan, (x)
there exists no  Reportable  Event  described in Section  4043(c) of ERISA,  for which the thirty (30) day notice period  contained in 29 CFR Section  4043.3 has not been waived,  (xi) no Loan Party nor any member of the Controlled  Group has any fiduciary  responsibility  for investments with respect to any plan existing for the benefit of persons other than employees or former  employees of any Loan
Party and any member of the  Controlled  Group,  and (xii) no Loan Party nor any
member of the Controlled Group has withdrawn,  completely or partially, from any
Multiemployer Plan so as to incur liability under the Multiemployer Pension Plan
Amendments Act of 1980.

5.9  Patents, Trademarks, Copyrights and Licenses.

     All  material   patents,   patent   applications,   trademarks,   trademark
applications,  service marks, service mark applications,  copyrights,  copyright applications,  design  rights,  tradenames,  assumed  names,  trade  secrets and licenses  owned or utilized by any Loan Party are set forth on Schedule 5.9, are valid to the extent noted as such on Schedule 5.9 and have been duly  registered or filed with all appropriate governmental authorities and constitute all of the patents,  trademarks,  service marks,  copyrights,  design  rights,  tradenames, assumed names,  trade secrets and licenses which are necessary for the operation of its business;  there is no objection to or pending  challenge to the validity of any such patent, trademark,  copyright, design right, tradename, trade secret or license and no Loan Party is aware of any grounds for any  challenge,  except as set forth in Schedule 5.9 hereto.  Each material patent,  patent application, patent license,  trademark,  trademark application,  trademark license,  service mark, service mark application,  service mark license,  design right, copyright, copyright  application  and  copyright  license  owned or held by any Loan Party consists of original  material or property  developed  by such Loan Party or was lawfully  acquired by such Loan Party from the proper and lawful owner  thereof.
Each of such items has been  maintained so as to preserve the value thereof from the date of creation or  acquisition  thereof.  With  respect to all  customized software  licensed  by any Loan Party  which is  material  to the conduct of its business,  such Loan Party is in  possession  of all  source  and  object  codes related to each piece of software or is the  beneficiary of a source code escrow agreement,  each such source code escrow  agreement being listed on Schedule 5.9 hereto.

                                      -50-

5.10 Licenses and Permits.

     Except as set forth in Schedule 5.10,  each Loan Party (a) is in compliance with and (b) has procured and is now in possession of, all material  licenses or permits required by any applicable federal, state or local law or regulation for the operation of its business in each jurisdiction  wherein it is now conducting or proposes to conduct  business and where the failure to comply with or procure such licenses or permits would reasonably be expected to have a Material Adverse
Effect.

5.11 Default of Indebtedness.

     No Loan Party is in default in the payment of the  principal of or interest on any Indebtedness that individually,  or in the aggregate, is in excess of One
Hundred  Thousand and 00/100  Dollars  ($100,000.00)  or under any instrument or agreement  under or subject  to which any  Indebtedness  has been  issued and no event has occurred  under the  provisions  of any such  instrument  or agreement which  with or  without  the  lapse of time or the  giving of  notice,  or both, constitutes or would constitute an event of default thereunder.

5.12 No Default.

     No Loan  Party is in default in the  payment or  performance  of any of its material contractual obligations and no Default has occurred.

5.13 No Burdensome Restrictions.

     No Loan Party is party to any  contract  or  agreement,  its default in the performance  of which could  reasonably  be expected to have a Material  Adverse
Effect.  No Loan Party has agreed or  consented to cause or permit in the future
(upon the happening of a contingency or otherwise) any of its property,  whether now  owned  or  hereafter  acquired,  to be  subject  to a Lien  which  is not a
Permitted Encumbrance.

5.14 No Labor Disputes.

     No Loan Party is  involved  in any labor  dispute;  there are no strikes or walkouts or union  organization of any of the Loan Party's employees  threatened or in existence  and no labor  contract is  scheduled to expire  during the Term other than as set forth on Schedule 5.14 hereto.

5.15 Margin Regulations.

     No Borrower is engaged,  nor will it engage,  principally  or as one of its important  activities,  in the business of  extending  credit for the purpose of
"purchasing" or "carrying" any "margin stock" within the respective  meanings of each of the quoted  terms under  Regulation  U of the Board of  Governors of the
Federal Reserve System as now and from time to time hereafter in effect. No part of the  proceeds  of any Advance  will be used for  "purchasing"  or  "carrying"
"margin stock" as defined in Regulation U of such Board of Governors.

                                      -51-

5.16 Investment Company Act.

     No  Borrower  is an  "investment  company"  registered  or  required  to be registered  under the  Investment  Company Act of 1940,  as  amended,  nor is it controlled by such a company.

5.17 Disclosure.

     No  representation  or warranty made by any Loan Party in this Agreement or in any financial statement,  report, certificate or any other document furnished in connection  herewith  contains any untrue statement of fact or omits to state any fact  necessary  to make the  statements  herein or therein not  misleading.
There is no fact known to any Loan Party or which reasonably  should be known to such Loan Party which such Loan Party has not disclosed to the Lender in writing with respect to the  transactions  contemplated  by this  Agreement  which could reasonably be expected to have a Material Adverse Effect.

5.18 Hedging Contracts.

     No Loan  Party  is a party  to,  nor  will it be a party  to,  any  Hedging
Contract unless same provides that damages upon  termination  following an event of default  thereunder are payable on a "two-way  basis" without regard to fault on the part of either party.

5.19 Conflicting Agreements.

     No provision of any mortgage,  indenture,  contract,  agreement,  judgment, decree or order binding on any Loan Party or affecting the Collateral  conflicts with,  or requires any Consent  which has not already been  obtained and where a failure to obtain such Consent would in any way prevent the execution,  delivery or performance of, the terms of this Agreement or the Other Documents.

5.20 Application of Certain Laws and Regulations.

     No Loan  Party  nor any  Affiliate  of any  Loan  Party is  subject  to any statute,  rule or regulation which regulates the incurrence of any Indebtedness, including  without  limitation,  statutes or  regulations  relative to common or interstate carriers or to the sale of electricity, gas, steam, water, telephone, telegraph or other public utility services.

5.21 Business and Property of the Loan Parties.

     Upon and after the Closing Date,  the Loan Parties do not propose to engage in any business  other than as set forth on Schedule 5.21 hereto and  activities necessary to conduct the  foregoing.  On the Closing Date,  each Loan Party will own or lease  all the  property  and  possess  all of the  rights  and  Consents necessary for the conduct of the business of such Loan Party.

5.22 Section 20 Subsidiaries.

     The  Borrowers  do not  intend to use and shall not use any  portion of the proceeds  of the  Advances,  directly  or  indirectly,  to  purchase  during the underwriting period, or for thirty (30) days thereafter,  Ineligible  Securities being underwritten by a Section 20 Subsidiary.

                                      -52-

5.23 Anti-Terrorism Laws.

     (a) No Loan Party nor any  Affiliate of any Loan Party,  is in violation in any  material  respect of any  Anti-Terrorism  Law or engages in or conspires to engage in any transaction  that evades or avoids,  or has the purpose of evading or avoiding,  or attempts to violate,  any of the  prohibitions set forth in any
Anti-Terrorism Law.

     (b) No Loan Party,  nor any Affiliate of any Loan Party or their respective agents acting or  benefiting in any capacity in connection  with the Advances or other transactions hereunder, is any of the following (each a "Blocked Person"):

          (i) a Person that is listed in the annex to, or is  otherwise  subject to the provisions of, the Executive Order No. 13224;

          (ii) a Person owned or  controlled  by, or acting for or on behalf of, any Person that is listed in the annex to, or is  otherwise  subject to the provisions of, the Executive Order No. 13224;

          (iii) a Person with which the Lender or the Issuer is prohibited  from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;

          (iv) a Person  that  commits,  threatens  or  conspires  to  commit or supports "terrorism" as defined in the Executive Order No. 13224;

          (v) a Person that is named as a "specially designated national" on the most  current  list  published by the U.S.  Treasury  Department  Office of
     Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list, or

          (vi) a Person who is  affiliated  or  associated  with a Person listed above.

No Loan Party or, to the  knowledge of any Loan Party,  any of its agents acting or  benefiting  in any  capacity  in  connection  with  the  Advances  or  other transactions  hereunder,  (i)  conducts  any  business  or  engages in making or receiving any contribution of funds,  goods or services to or for the benefit of any Blocked  Person,  or (ii) deals in, or otherwise  engages in any transaction relating  to, any  property or  interests  in property  blocked  pursuant to the
Executive Order No. 13224.

5.24 Inactive Subsidiaries.

     Each of BTII and VTCI are inactive entities with no material assets.

VI.  AFFIRMATIVE COVENANTS.

     Each  Borrower  shall,  and if  applicable,  each Loan Party  shall,  until payment in full of the Obligations and termination of this Agreement:

                                      -53-

6.1  Payment of Fees.

     Pay to the Lender on demand all usual and customary fees and expenses which the Lender incurs in connection with (a) the forwarding of Advance  proceeds and
(b) the establishment and maintenance of any Collection Accounts as provided for in Section  4.15(g).  The Lender may,  without  making  demand,  charge the Loan
Account for all such fees and expenses.

6.2  Conduct of Business and Maintenance of Existence and Assets.

     Conduct  continuously and operate  actively its business  according to good business practices and maintain all of its properties useful or necessary in its business in good working order and condition  (reasonable wear and tear excepted and  except  as  may be  disposed  of in  accordance  with  the  terms  of  this
Agreement),  including,  without limitation, all licenses, patents,  copyrights, design  rights,  tradenames,  trade secrets and  trademarks and take all actions necessary to enforce and protect the validity of any intellectual property right or other right included in the Collateral; (b) keep in full force and effect its existence  and comply in all  material  respects  with the laws and  regulations governing  the  conduct  of  its  business  where  the  failure  to do so  could reasonably be expected to have a Material Adverse Effect;  and (c) make all such reports and pay all such  franchise  and other taxes and license fees and do all such other acts and things as may be lawfully  required to maintain  its rights, licenses,  leases,  powers and franchises under the laws of the United States or any political subdivision thereof.

6.3  Violations.

     Promptly notify the Lender in writing of any violation of any law, statute, regulation  or ordinance of any  Governmental  Body,  or of any agency  thereof, applicable  to any Loan  Party  or the  Collateral  which  could  reasonably  be expected to have a Material Adverse Effect.

6.4  Government Receivables.

     To the extent any Borrower desires such Receivables to constitute  Eligible
Receivables,  take all steps  necessary to protect the Lender's  interest in the
Collateral under the Federal  Assignment of Claims Act or other applicable state or  local  statutes  or  ordinances  and  deliver  to the  Lender  appropriately endorsed,  any instrument or chattel paper connected with any Receivable arising out of contracts  between any Borrower and the United  States,  any state or any department,  agency or instrumentality of any of them.

6.5  Fixed Charge Coverage Ratio.

     Maintain a Fixed Charge  Coverage Ratio (for BTL and its  Subsidiaries on a
consolidated  basis) of not less than 1.00 to 1.00 calculated as of the last day of the fiscal month ending December 31, 2005, for the period equal to the twelve
(12) consecutive fiscal months then ending and as of the last day of each fiscal month  thereafter,  for the period equal to the twelve (12)  consecutive  fiscal months then ending.  Notwithstanding  any other  provisions of this Agreement to the  contrary,  so long as no Event of Default has occurred  and is  continuing, effective  January 1,  2007,  the Loan  Parties  shall  maintain a Fixed  Charge
Coverage Ratio (for

                                      -54-

BTL and its Subsidiaries on a consolidated  basis) of not less than 1.00 to 1.00 calculated as of the last day of the fiscal  quarter  ending March 31, 2007, for the period equal to the four (4) consecutive fiscal quarters then ending, and as of the last day of each fiscal quarter  thereafter,  for the period equal to the four (4) consecutive fiscal quarters then ending.

6.6  Execution of Supplemental Instruments.

     Execute  and  deliver to the Lender from time to time,  upon  demand,  such supplemental agreements,  statements, assignments and transfers, or instructions or  documents  relating to the  Collateral,  and such other  instruments  as the
Lender may reasonably request, in order for the full intent of this Agreement to be carried into effect.

6.7  Payment of Indebtedness.

     Pay, discharge or otherwise satisfy at or before maturity  (subject,  where applicable,  to specified  grace periods and, in the case of the trade payables, to normal payment  practices) all its  obligations  and  liabilities of whatever nature,  except  when the failure to do so could not  reasonably  be expected to have a  Material  Adverse  Effect or when the  amount  or  validity  thereof  is currently being contested in good faith by appropriate proceedings and each Loan
Party shall have provided for such  reserves with respect  thereto as the Lender may reasonably deem proper and necessary, subject at all times to any applicable subordination arrangement in favor of the Lender and the Issuer.

6.8  Standards of Financial Statements.

     Cause all financial statements referred to in Sections 9.7, 9.8, 9.9, 9.10,
9.11 and 9.12 as to which GAAP is  applicable  to be complete and correct in all material  respects  (subject,  in the case of interim financial  statements,  to notes and normal  year-end audit  adjustments)  and to be prepared in reasonable detail and in accordance with GAAP applied  consistently  throughout the periods reflected  therein  (except as concurred  in by such  reporting  accountants  or officer, as the case may be, and disclosed therein).

6.9  Anti-Terrorism Laws.

     The Loan Parties and their  respective  Affiliates and agents shall not (i)
conduct any  business or engage in any  transaction  or dealing with any Blocked
Person, including the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any  transaction  relating  to, any  property or interests in property blocked  pursuant  to the  Executive  Order  No.  13224;  or (iii)  engage in or conspire to engage in any transaction that evades or avoids,  or has the purpose of evading or  avoiding,  or attempts to violate,  any of the  prohibitions  set forth in the  Executive  Order  No.  13224,  the USA  Patriot  Act or any  other
Anti-Terrorism  Law. The Loan  Parties  shall  deliver to the Lender  and/or the
Issuer any  certification  or other evidence  requested from time to time by the
Lender or the  Issuer in its sole  reasonable  discretion,  confirming  the Loan
Parties' compliance with this Section 6.9.

                                      -69-

VII. NEGATIVE COVENANTS.

     No Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to,  until  satisfaction  in full of the  Obligations  and  termination  of this
Agreement:

7.1  Merger, Consolidation, Acquisition and Sale of Assets.

     (a) Enter into any merger,  consolidation or other  reorganization  with or into any other Person or acquire all or a  substantial  portion of the assets or stock of any Person or permit any other Person to consolidate with or merge with it;  provided  however,  that (i) any  Borrower  may merge or  consolidate  into another  Borrower;  (ii) any Loan  Party  that is not a  Borrower  may  merge or consolidate into another Loan Party that is not a Borrower; (iii) any Loan Party that is not a Borrower may merge or  consolidate  into a Borrower so long as the
Borrower survives such  consolidation or merger; and (iv) a Loan Party may merge or  consolidate  into a Subsidiary  that is not a Loan Party so long as the Loan
Party survives such consolidation or merger.

     (b) Sell, lease,  transfer or otherwise dispose of any of its properties or assets, except:

          1) transactions  involving the sale, lease or transfer of Inventory in the ordinary course of business; and

          2) transactions  involving the sale or other disposition of damaged or obsolete  Equipment so long as (i) such sale or disposition is completed in the  ordinary  course of such Loan Party's  business,  (ii) on such date no
     Default or Event of Default has occurred or is continuing,  (iii) the value of such Equipment  does not exceed One Hundred  Thousand and 00/100 Dollars
     ($100,000.00)  in the  aggregate for all Loan Parties in any fiscal year of the Loan  Parties and (iv) the  proceeds of each such sale are  immediately deposited by such Loan Party in the Cash Concentration Account.

7.2  Creation of Liens.

     Create or suffer to exist any Lien or  transfer  upon or against any of its
property  or  assets  now  owned  or  hereafter   acquired,   except   Permitted
Encumbrances.

7.3  Guarantees.

     Become liable upon the obligations of any Person by assumption, endorsement or guaranty thereof or otherwise (other than to the Lender or the Issuer) except
(a) as disclosed on Schedule 7.3, (b) the  endorsement of checks in the ordinary course of business,  and (c) guarantees made by a Loan Party with respect to the obligations of another Loan Party.

7.4  Investments.

     Purchase or acquire  obligations or stock of, or any other interest in, any
Person,  except (a)  investments  existing on the Closing  Date and set forth on
Schedule 7.4, (b) obligations

                                      -56-

issued or guaranteed by the United States of America or any agency thereof,  (c)
commercial  paper with maturities of not more than one hundred eighty (180) days and a published  rating of not less than A-1 or P-1 (or the equivalent  rating),
(d) certificates of time deposit and bankers'  acceptances  having maturities of not more than one hundred eighty (180) days and repurchase  agreements backed by
United States government  securities of a commercial bank if (i) such bank has a
combined   capital  and  surplus  of  at  least  Five  Hundred  Million  Dollars
($500,000,000.00),  or (ii) its debt obligations,  or those of a holding company of which it is a  Subsidiary,  are  rated  not  less  than A (or the  equivalent rating) by a nationally  recognized  investment  rating  agency,  (e) U.S. money market  funds (i) rated AAA by  Standard  & Poors,  Inc.  or with an  equivalent rating from  Moody's  Investors  Service,  Inc.,  or (ii) that invest  solely in obligations  issued or  guaranteed  by the United States of America or an agency thereof,  (f)  investments  by a Loan  Party in a Loan  Party,  (g)  investments
(whether in cash or in kind) in the Offshore Venture,  provided,  however,  that immediately  prior  to and  after  giving  effect  to such  investment,  (A) the
Borrowers'  Undrawn  Availability shall exceed One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00) on average for the most recently ended thirty
(30) consecutive  days; and (B) the aggregate  amount of such investments  shall not exceed Five Hundred  Thousand and 00/100  Dollars  ($500,000.00)  during the
Term, and (h) investments in BTL's stock repurchase and stock option  repurchase programs,  provided,  however, that immediately prior to and after giving effect to such investment,  (A) the Borrowers'  Undrawn  Availability  shall exceed One
Million Five Hundred Thousand and 00/100 Dollars  ($1,500,000.00) on average for the most recently ended thirty (30) consecutive days; and (B) the amount of such
investments   shall  not  exceed  Three  Hundred  Thousand  and  00/100  Dollars
($300,000.00)  in the  aggregate in any fiscal year of the Loan Parties and Five
Hundred  Thousand and 00/100 Dollars  ($500,000.00)  in the aggregate during the
Term.

7.5  Loans.

     Make  advances,  loans or  extensions  of credit to any Person  (other than another Loan Party),  including,  without limitation,  any Parent, Subsidiary or
Affiliate except with respect to (a) the existing advances, loans and extensions of credit set forth on Schedule 7.5 attached hereto and made a part hereof,  (b)
the  extension  of  commercial  trade  credit  in  connection  with  the sale of
Inventory in the ordinary course of its business,  (c) loans to its employees in the ordinary  course of business for travel and other  business  expenses not to
exceed  the  aggregate  amount  of  Twenty-Five   Thousand  and  00/100  Dollars
($25,000.00)  for all Loan  Parties at any time  outstanding,  and (d) loans and advances in or to any  shareholder  of BTL the proceeds of which are used solely to enable such shareholder to exercise any stock option, provided, however, that
(A) such loans or advances are repaid  immediately  following such shareholder's exercise of such stock option, but in no event later than five (5) Business Days following the making of such loan or advance.

7.6  Capital Expenditures.

     Make  or  incur  any  Capital   Expenditure  or  commitments   for  Capital
Expenditures  (including  capitalized  leases) in  calendar  year 2006 or in any calendar year thereafter in an aggregate  amount for BTL and its Subsidiaries on a consolidated basis with respect to each such year in excess of One Million and
00/100 Dollars ($1,000,000.00).

                                      -57-

7.7  Dividends.

     Except as permitted by Section 7.4 [Investments],  declare, pay or make any dividend or distribution on any shares of the common stock or preferred stock or other  equity  interest,  as the case  may be,  of any Loan  Party  (other  than dividends or  distributions  payable in stock or other equity  interest,  as the case may be, or split-ups,  or  reclassifications  of its stock or cash or other dividends paid by any Subsidiary of BTL to (i) BTL or (ii) any Subsidiary of BTL
that is a Loan  Party),  or apply any of its  funds,  property  or assets to the purchase,  redemption or other  retirement  of any common or preferred  stock or other  equity  interest,  as the case may be, or of any  options to  purchase or acquire any such shares of common or preferred  stock or other equity  interest, as the case may be, of any Loan Party.

     In addition,  the Loan Parties shall not permit their Subsidiaries to enter into or otherwise  be bound by any  agreement  prohibiting  or  restricting  the payment of dividends to a Loan Party.

7.8  Indebtedness.

     Create,  incur,  assume or suffer to exist any  Indebtedness  (exclusive of trade debt) except in respect of:

     (a) Indebtedness existing on the Closing Date and set forth on Schedule 7.8
(including any extensions,  renewals or refinancings thereof), provided that the principal amount of such  Indebtedness  shall not be increased without the prior written consent of the Lender;

     (b)  Indebtedness  to the Lender and the Issuer  under or  pursuant to this
Agreement or the Other Documents;

     (c) Indebtedness incurred for Capital Expenditures  permitted under Section
7.6 hereof;

     (d) Indebtedness as permitted under Section 7.3 hereof;

     (e)  Indebtedness  of any Loan  Party to any other Loan Party to the extent the loan  pursuant  to which such  Indebtedness  is created is  permitted  under
Section 7.5 hereof; and

     (f)  Indebtedness  arising  from  Hedging  Contracts  entered  into  in the ordinary course of business consisting of bona fide hedging transactions.

7.9  Nature of Business.

     Substantially  change the nature of the  business in which it is  currently engaged,  nor,  except as  specifically  permitted  hereby,  purchase or invest, directly or  indirectly,  in any assets or property  other than in the  ordinary course of business or other than those  which are useful in,  necessary  for and are to be used in its business, as presently conducted.

                                      -58-

7.10 Transactions with Affiliates.

     Directly or  indirectly,  purchase,  acquire or lease any property from, or sell,  transfer or lease any property to, or otherwise deal with, any Affiliate, except transactions in the ordinary course of business, on an arm's length basis on terms no less  favorable than terms which would have been  obtainable  from a
Person other than an Affiliate.

7.11 Leases.

     Enter as lessee into any lease  arrangement  for real or personal  property
(unless  capitalized  and  permitted  under  Section 7.6 hereof) if after giving effect thereto,  aggregate  annual rental payments for all leased property would exceed Two Hundred Fifty  Thousand and 00/100 Dollars  ($250,000.00)  in any one
fiscal year in the aggregate for all Loan Parties.

7.12 Subsidiaries.

     (a) Form any (i) Domestic  Subsidiary  unless,  promptly,  but in any event within five (5)  Business  Days,  following  the  formation  and  capitalization thereof,  (A) such Subsidiary  expressly  becomes a Borrower and becomes jointly and severally liable for the obligations of the Borrowers  hereunder,  under the
Notes and under any other agreement between any Borrower and the Lender, or such
Subsidiary  becomes a Guarantor  for the  Obligations  and,  among other things, executes a Guaranty in form and substance reasonably satisfactory to the Lender,
(B) Lender shall have received all documents, including organizational documents and legal opinions it may reasonably require in connection  therewith,  (C) such
Subsidiary  grants  first (1st)  priority  perfected  Liens in its assets to the
Lender for the benefit of the Issuer and the Lender,  provided,  however, to the extent such  Subsidiary  becomes a Borrower,  none of such assets  which  become
Collateral  shall be included in the Formula Amount in accordance with the terms of this Agreement until such time as the Lender makes such  determination  in is sole reasonable  discretion,  and (D) the applicable Loan Party shall pledge all of the capital stock or other ownership  interests in such  Subsidiary  owned by such  Loan  Party to the  Lender  pursuant  to a Pledge  Agreement,  or (ii) any
Subsidiary that is a First Tier Foreign  Subsidiary,  unless the applicable Loan
Party shall  pledge the  Required  Pledge  Amount of the capital  stock or other ownership  interests in such  Subsidiary  owned by such Loan Party to the Lender pursuant to a Pledge Agreement; or

     (b) Enter into any  partnership,  joint venture or similar  agreement other than the Offshore Joint Venture Agreement.

7.13 Fiscal Year and Accounting Changes.

     Change its fiscal year from a calendar year or make any material change (i)
in accounting  treatment and reporting  practices  except as required by GAAP or
(ii) in tax reporting treatment except as required or permitted by law.

                                      -59-

7.14 Pledge of Credit.

     Now or  hereafter  pledge the  Lender's  credit on any  purchase or for any purpose  whatsoever  or use any  portion of any  Advance in or for any  business other than such Borrower's business as conducted on the date of this Agreement.

7.15 Amendment of  Articles of  Incorporation,  By-Laws,  Certificate of Limited
Partnership, Limited Partnership Agreement, Articles of Organization,  Operating
Agreement, Etc.

     Amend,  modify or waive any  material  term or  material  provision  of its
Articles of Incorporation,  By-Laws, Certificate of Limited Partnership, Limited
Partnership  Agreement,  Certificate of Formation,  Operating Agreement or other organizational documents unless required by law.

7.16 Compliance with ERISA.

     (i) (x) Maintain, or permit any member of the Controlled Group to maintain, or (y) become  obligated to  contribute,  or permit any member of the Controlled
Group to become  obligated to  contribute,  to any Plan,  other than those Plans disclosed  on  Schedule  5.8(d),  (ii)  engage,  or  permit  any  member  of the
Controlled Group to engage, in any non-exempt "prohibited transaction",  as that term is defined in Section 406 of ERISA and Section  4975 of the Code that could reasonably be expected to have a Material Adverse Effect, (iii) incur, or permit
any  member  of  the  Controlled  Group  to  incur,  any  "accumulated   funding
deficiency",  as that term is defined in Section  302 of ERISA or Section 412 of the Code,  (iv)  terminate,  or permit  any  member of the  Controlled  Group to terminate,  any Plan where such event could result in any  liability of any Loan
Party or any member of the  Controlled  Group or the imposition of a lien on the property  of any Loan Party or any member of the  Controlled  Group  pursuant to
Section 4068 of ERISA, (v) assume,  or permit any member of the Controlled Group to assume,  any obligation to contribute to any Multiemployer Plan not disclosed on Schedule 5.8(d),  (vi) incur, or permit any member of the Controlled Group to incur, any withdrawal  liability to any Multiemployer  Plan; (vii) fail promptly to notify the Lender of the occurrence of any Termination Event,  (viii) fail to comply,  or permit a member of the Controlled Group to fail to comply,  with the requirements  of ERISA or the Code or other  applicable  laws in  respect of any
Plan except to the extent that such  failure to comply would not  reasonably  be expected to have a Material  Adverse  Effect,  (ix) fail to meet,  or permit any member of the Controlled Group to fail to meet, all minimum funding requirements under  ERISA  or the Code or  postpone  or delay  or  allow  any  member  of the
Controlled  Group to postpone or delay any funding  requirement  with respect of any Plan.

7.17 Prepayment of Indebtedness.

     At any time, directly or indirectly, prepay any Indebtedness (other than to the Lender or the Issuer) or repurchase, redeem, retire or otherwise acquire any
Indebtedness of any Loan Party.

                                      -60-

7.18 Inactive Subsidiaries.

     Permit  either  BTII or VTCI to become  active  entities  or hold  material assets.

VIII. CONDITIONS PRECEDENT.

8.1  Conditions to Initial Advances.

     The agreement of the Lender and the Issuer, as the case may be, to make the initial  Advances  requested  to be made on the  Closing  Date is subject to the satisfaction,  or waiver by the Lender and the Issuer,  immediately  prior to or concurrently  with the  making of such  Advances,  of the  following  conditions precedent:

     (a) Notes.  The Lender  shall have  received  the Notes duly  executed  and delivered by an authorized officer of each Borrower;

     (b) Pledge Agreements. The Lender shall have received in form and substance
satisfactory  to  the  Lender  (i)  the  Pledge   Agreements,   (ii)  all  stock
certificates or other  certificates  evidencing the Subsidiary  Stock, and (iii)
appropriate stock powers or other transfer powers with respect thereto;

     (c)  Filings,  Registrations  and  Recordings.  Each  document  (including, without limitation, any Uniform Commercial Code financing statement) required by this Agreement,  any related  agreement or under law or reasonably  requested by the Lender to be filed,  registered or recorded in order to create,  in favor of the Lender, a perfected  security  interest in or Lien upon the Collateral shall have been properly filed,  registered or recorded in each  jurisdiction in which the filing, registration or recordation thereof is so required or requested, and the  Lender  shall have  received  an  acknowledgment  copy,  or other  evidence satisfactory  to it,  of each  such  filing,  registration  or  recordation  and satisfactory  evidence  of the  payment  of any  necessary  fee,  tax or expense relating thereto;

     (d) Corporate Proceedings of Loan Parties. The Lender shall have received a copy of the  resolutions in form and substance  reasonably  satisfactory  to the
Lender, of the board of directors,  partners,  managers or members,  as the case may  be,  of  each  Loan  Party  authorizing  (i) the  execution,  delivery  and performance of this Agreement,  the Notes,  and any related  agreements to which such Loan  Party is a party,  and (ii) the  granting  by each Loan  Party of the security  interests in and Liens upon the  Collateral in each case  certified by the Secretary of each Loan Party (or the General Partner of each Loan Party that is a limited  partnership) as of the Closing Date; and, such  certificate  shall state that the resolutions  thereby  certified have not been amended,  modified, revoked or rescinded as of the date of such certificate;

     (e) Incumbency Certificates of Loan Parties. The Lender shall have received a certificate  of the Secretary or an Assistant  Secretary of each Loan Party or the General Partner of each Loan Party that is a limited partnership,  dated the
Closing  Date, as to the  incumbency  and signature of the officers of each Loan
Party or such General Partner of such Loan Party  executing this Agreement,  any certificate or other documents

                                      -61-

to be delivered by it pursuant hereto,  together with evidence of the incumbency of such Secretary;

     (f) Certificates.  The Lender shall have received a copy of the Articles or
Certificate of Incorporation,  Certificate of Limited Partnership or Articles of
Organization,  as the  case  may be,  of each  Loan  Party,  together  with  all amendments  thereto,  certified by the  Secretary of State or other  appropriate official of such entity's jurisdiction of incorporation or organization,  as the case may be,  together  with copies of the  By-Laws,  Partnership  Agreement  or
Operating  Agreement,  as the case may be, of each Loan Party and all agreements of each Loan  Party's  shareholders,  partners or  members,  as the case may be, certified as accurate  and  complete by the  Secretary of each Loan Party or the
General  Partner of each Loan Party that is a limited  partnership,  as the case may be, of each Loan Party;

     (g) Good Standing and Tax Lien Certificates. The Lender shall have received copies of good standing and tax lien certificates, or similar certifications, as applicable, for each Loan Party dated not more than sixty (60) days prior to the
Closing Date,  issued by the Secretary of State,  Department of Revenue or other appropriate  official of each such entity's  jurisdiction  of  incorporation  or formation,  as the case may be, and each jurisdiction  where the conduct of each entity's business  activities or the ownership of each such entity's  properties necessitates qualification;

     (h) Legal  Opinion.  The Lender  shall have  received  the  executed  legal opinion of Stradley Ronon Stevens & Young,  LLP and local counsel  opinions,  in form and  substance  satisfactory  to the Lender  which shall cover such matters incident to the  transactions  contemplated  by this Agreement,  the Notes,  and related  agreements  as the Lender may  reasonably  require  and each Loan Party hereby authorizes and directs such counsel to deliver such opinion to the Lender and the Issuer;

     (i) No Litigation. (i) No litigation, investigation or proceeding before or by any arbitrator or Governmental Body shall be continuing or threatened against any Loan Party or against the officers, directors or managers of any Loan Party,
(A)  in  connection  with  the  Other  Documents  or  any  of  the  transactions contemplated  thereby and which,  in the  reasonable  opinion of the Lender,  is deemed  material or (B) which could,  in the  reasonable  opinion of the Lender, have a Material Adverse Effect; and (ii) no injunction,  writ, restraining order or other order of any nature materially adverse to any Loan Party or the conduct of its business or inconsistent  with the due  consummation of the  transactions contemplated by this Agreement shall have been issued by any Governmental Body;

     (j)  Financial  Condition  Certificate.  The Lender shall have  received an executed Financial Condition Certificate in the form of Exhibit 8.1(j);

     (k) Collateral  Examination;  Trade  References.  The Lender shall have (i)
completed  and/or received a Collateral  examination and received  appraisals of the Inventory, Equipment, Rights of Entry and Mortgaged Property, the results of which shall be  satisfactory in form and substance to the Lender and the Issuer,
(ii) reviewed all books

                                      -62-

and records in connection with the Collateral,  and (iii) reviewed various trade references with respect to the Loan Parties, in form and substance  satisfactory to the Lender;

     (l) Fees. The Lender shall have received all fees payable to the Lender and the Issuer on or prior to the Closing Date pursuant to Article III hereof;

     (m)  Projections.  The Lender shall have received a copy of the Projections which shall be satisfactory in all respects to the Lender and the Issuer;

     (n)  Insurance.  The  Lender  shall  have  received  in form and  substance satisfactory  to the Lender,  certificates  of insurance  for the Loan  Parties'
casualty  insurance  policies,  together with loss payable  endorsements  on the
Lender's  standard  form of loss payee  endorsement  naming the Lender as lender loss payee and mortgagee with respect to the  Collateral,  and  certificates  of insurance  for the Loan Parties'  liability  insurance  policies,  together with endorsements naming the Lender as an additional insured;

     (o)  Payment   Instructions.   The  Lender  shall  have  received   written
instructions  from the Borrowers  directing the  application  of proceeds of the initial Advances made pursuant to this Agreement;

     (p) Collection  Accounts.  The Lender shall have received the duly executed
(i) Blocked Account Agreements,  (ii) Lockbox Agreements,  (iii) Deposit Account
Agreements  or  other  agreements  establishing  the  Collection  Accounts  with financial institutions  acceptable to the Lender for the collection or servicing of the Receivables  and proceeds of the Collateral and evidence  satisfactory to the Lender that the Borrowers  have directed all Customers to remit  payments to the Collection Accounts;

     (q) Consents. The Lender shall have received any and all Consents necessary to permit the  effectuation of the  transactions  contemplated by this Agreement and the Other Documents; and, such Consents and waivers of such third parties as might  assert  claims  with  respect  to the  Collateral,  as the Lender and its counsel shall deem necessary;

     (r) No Adverse Material  Change.  (i) since September 30, 2005, there shall not have occurred any event,  condition or state of facts which could reasonably be expected to have a Material Adverse Effect and (ii) no  representations  made or information supplied to the Lender shall have been proven to be inaccurate or misleading in any material respect;

     (s) Title  Insurance.  With respect to the Mortgage,  the Lender shall have received a fully paid mortgagee title insurance policy (or binding commitment to issue title insurance  policy,  marked to the Lender's  satisfaction to evidence the form of such  policy to be  delivered  with  respect  to the  Mortgage),  in standard ALTA form,  issued by a title  insurance  company  satisfactory  to the
Lender,  in an  amount  equal to not less  than  the  fair  market  value of the
Mortgaged  Property,  insuring  the  Mortgage  to  create  a  valid  Lien on the
Mortgaged  Property with no exceptions  which the Lender shall not have approved in writing and no survey exceptions;

                                      -63-

     (t) Environmental Reports. The Lender shall have received all environmental studies and reports prepared by independent environmental engineering firms with respect to the Real  Property  and such studies  shall be in form and  substance satisfactory to the Lender;

     (u)  Leasehold and Similar  Agreements.  The Lender shall have received the landlord, mortgagee, warehouseman, consignment, processing or similar agreements satisfactory  to the  Lender  with  respect to all  premises  leased by the Loan
Parties or at which Inventory is located as set forth on Schedule 8.1(s);

     (v)  Guarantees,  Collateral  Assignments and Other  Documents.  The Lender
shall have received the executed (i) Guarantees, (ii) the Collateral Assignments and (iii) the Other  Documents,  all in form and substance  satisfactory  to the
Lender;

     (w) Contract Review.  The Lender shall have reviewed all material contracts of the Loan Parties including,  without limitation all Rights of Entry,  leases, union contracts, labor contracts,  vendor supply contracts,  license agreements, loan documents and distributorship  agreements and such contracts and agreements shall be satisfactory in all respects to the Lender.

     (x)  Existing  Indebtedness.  The Lender  shall have  received (i) a payoff letter, in form and substance satisfactory to the Lender,  pursuant to which any existing  Indebtedness that is to be paid by initial Advances  hereunder will be paid in full,  and (ii) evidence  satisfactory  to the Lender that all necessary termination statements, satisfaction documents and any other applicable releases in connection with any existing Indebtedness and all other Liens with respect to the  Loan  Parties  that  are not  Permitted  Encumbrances  have  been  filed or arrangements satisfactory to the Lender have been made for such filing;

     (y)  Closing  Certificate.   The  Lender  shall  have  received  a  closing
certificate  signed by the Chief Financial Officer of each Loan Party,  dated as of the date hereof,  stating that (i) all  representations  and  warranties  set forth in this  Agreement  and the Other  Documents to which such Loan Party is a party are true and correct in all material respects on and as of such date, (ii)
the  Loan  Parties  are on such  date in  compliance  with  all  the  terms  and provisions set forth in this Agreement and the Other Documents,  as the case may be, and (iii) on such date no Default or Event of  Default  has  occurred  or is continuing;

     (z)  Borrowing  Base.  The Lender  shall have  received  evidence  from the
Borrowers that the aggregate amount of Eligible Receivables,  Eligible Inventory and Eligible  Rights of Entry is  sufficient  in value and amount to support the
Advances in the amount requested by the Borrowers on the Closing Date;

     (aa)  Undrawn  Availability.  After giving  effect to the initial  Advances hereunder and all closing  costs,  fees and expenses,  the Borrowers  shall have
Undrawn Availability of at least Two Million and 00/100 Dollars ($2,000,000.00);
and

                                      -64-

     (bb)  Intellectual  Property  Security  Agreement.  The  Lender  shall have received  in form and  substance  satisfactory  to the  Lender  (i) an  executed
Intellectual  Property  Security  Agreement,  and (ii) all notices and powers of attorney with respect thereto;

     (cc)  Mortgage  Documents.  The  Lender  shall  have  received  in form and substance  satisfactory  to the  Lender  (i) the  executed  Mortgage,  (ii)  the executed Lease Assignment,  (iii) the executed Environmental  Indemnity and (iv)
an ALTA survey of the Mortgaged  Property in form and substance  satisfactory to the Lender;

     (dd) Hedging Contract. The Lender shall have received in form and substance satisfactory  to the Lender,  evidence  that the  Borrowers  have entered into a
Hedging  Contract  with the Issuer with  respect to the Term Loan and upon terms and conditions satisfactory to the Lender;

     (ee)  Other.  All  corporate  and  other  proceedings,  and all  documents, instruments  and  other  legal  matters  in  connection  with  the  transactions contemplated  by this Agreement  shall be  satisfactory in form and substance to the Lender and its counsel.

8.2  Conditions to Each Advance.

     The agreement of the Lender and the Issuer to make any Advance requested to be made on any date (including,  without  limitation,  the initial Advance),  is subject to the satisfaction of the following conditions precedent as of the date such Advance is made.

     (a)  Representations  and  Warranties.  Each  of  the  representations  and warranties  made by any Loan  Party in or  pursuant  to this  Agreement  and any related  agreements to which it is a party,  as the case may be, and each of the representations  and  warranties  contained  in  any  certificate,  document  or financial or other  statement  furnished at any time under or in connection with this  Agreement  or any  related  agreement  shall  be true and  correct  in all material  respects  on and as of such  date  as if made on and as of such  date, except to the extent that such  representations and warranties  expressly relate solely to an earlier  date (in which case such  representations  and  warranties shall have been true and  correct  in all  material  respects  on and as of such earlier date).

     (b) No Default.  No Event of Default or Default  shall have occurred and be continuing  on such date,  or would exist after  giving  effect to the  Advances requested to be made, on such date;  provided,  however that, the Lender, in its sole discretion,  may continue to make Advances notwithstanding the existence of an Event of Default or Default and that any Advances so made shall not be deemed a waiver of any such Event of Default or Default.

     (c) Maximum  Advances.  In the case of any  Advances  requested to be made, after giving effect thereto, the aggregate Advances shall not exceed the maximum amount of Advances permitted under Section 2.1 hereof.

                                      -65-

Each request for an Advance by the Borrowing Agent hereunder shall  constitute a representation and warranty by each Borrower as of the date of such Advance that the conditions contained in this subsection shall have been satisfied.

IX.  INFORMATION AS TO THE LOAN PARTIES.

     Each Borrower shall, on behalf of itself and the other Loan Parties,  until satisfaction in full of the Obligations and the termination of this Agreement:

9.1  Disclosure of Material Matters.

     Immediately  upon  learning  thereof,  report  to the  Lender  all  matters materially affecting the value,  enforceability or collectibility of any portion of the Collateral including, without limitation, any Loan Party's reclamation or repossession  of, or the return to any Loan Party of, a material amount of goods or  material  claims or  material  disputes  asserted  by any  Customer or other obligor.

9.2  Schedules.

     (a)  Deliver to the Lender on or before  the  fifteenth  (15th) day of each calendar  month as and for the  prior  calendar  month (a)  accounts  receivable agings of the Borrowers (reconciled to the general ledger and the Borrowing Base
Certificate), (b) accounts payable schedules of the Borrowers (reconciled to the general ledger),  (c) Inventory  reports of the Borrowers (which shall include a lower of cost or  market  calculation  as well as the  then  current  amount  of
Inventory  reserves  and  details  regarding  any  increase  or  release of such
Inventory  reserves)  and (d) a  Borrowing  Base  Certificate  (which  shall  be calculated as of the last day of the prior calendar month and which shall not be binding  upon the  Lender or  restrictive  of the  Lender's  rights  under  this
Agreement).  In addition, each Borrower shall deliver to the Lender on or before the first (1st) day of each Week as and for the prior Week an interim  Borrowing
Base Certificate (which shall be calculated as of the last day of the prior Week and which shall not be binding  upon the Lender or  restrictive  of the Lender's rights  under this  Agreement)  reflecting  all  activity  (sales,  collections, credits,  etc.) impacting the accounts of the Borrowers for all Business Days of the  immediately  preceding  Week.  The amount  derived as being  excluded  from
Eligible  Receivables used on such interim  Borrowing Base Certificate  shall be the amount that is calculated and updated  monthly  pursuant to this Section 9.2 and which is satisfactory to the Lender.  The amount of Eligible Inventory to be included on such interim  Borrowing  Base  Certificate  shall be calculated  and updated  monthly  pursuant to this Section 9.2 and which is  satisfactory to the
Lender. In addition,  each Borrower will deliver to the Lender at such intervals as the Lender may reasonably  require:  (i) confirmatory  assignment  schedules,
(ii) copies of Customer's invoices,  (iii) evidence of shipment or delivery, and
(iv)  such  further  schedules,   documents  and/or  information  regarding  the
Collateral  as the Lender  may  require  including,  without  limitation,  trial balances and test verifications.  The Lender shall have the right to confirm and verify  all  Receivables  by any  manner and  through  any  medium it  considers advisable  and do  whatever  it may deem  reasonably  necessary  to protect  its interests  hereunder.  The items to be provided  under this Section are to be in form

                                      -66-

satisfactory  to the Lender  (including,  but not limited  to,  with  respect to electronic transmissions,  in an excel or text file format) and executed by each applicable Borrower and delivered to the Lender from time to time solely for the
Lender's  convenience  in  maintaining  records  of  the  Collateral,   and  any
Borrower's  failure to deliver any of such items to the Lender shall not affect, terminate,  modify or  otherwise  limit the  Lender's  Lien with  respect to the
Collateral.

     (b)  Deliver to the Lender on or before  the  fifteenth  (15th) day of each calendar  month as and for the prior calendar month a listing of Rights of Entry on a property by property basis including current  penetration rates and revenue per subscriber.

9.3  Environmental Reports.

     Furnish  the  Lender,  concurrently  with  the  delivery  of the  financial statements  referred to in Sections 9.7,  9.9, 9.9 and 9.10,  with a certificate signed by the President, Chief Financial Officer or Treasurer of BTL stating, to the best of his knowledge, that each Loan Party is in compliance in all material respects  with all  federal,  state and local  laws  relating  to  environmental protection  and control and  occupational  safety and health.  To the extent any
Loan Party is not in compliance with the foregoing  laws, the certificate  shall set forth with specificity all areas of  non-compliance  and the proposed action such Loan Party will implement in order to achieve full compliance.

9.4  Litigation.

     Promptly  notify  the  Lender  in  writing  of  any  litigation,   suit  or
administrative  proceeding affecting any Loan Party, whether or not the claim is covered by insurance, and of any suit or administrative proceeding, which in any such case could reasonably be expected to have a Material Adverse Effect.

9.5  Material Occurrences.

     Promptly  notify the Lender in writing upon the occurrence of (a) any Event of Default or Default;  (b) any event,  development or circumstance  whereby any financial  statements  or other  reports  furnished  to the  Lender  fail in any material  respect  to  present  fairly,  in  accordance  with GAAP  consistently
applied,   the  financial   condition  or  operating  results  of  BTL  and  its
Subsidiaries on a consolidated basis as of the date of such statements;  (c) any accumulated  retirement  plan  funding  deficiency  which,  if  such  deficiency continued  for two (2) plan years and was not  corrected  as provided in Section
4971 of the Code,  could subject any Loan Party to a tax imposed by Section 4971 of the Code; (d) each and every default by any Loan Party which would reasonably be expected to result in the  acceleration of the maturity of any  Indebtedness, including  the names and  addresses  of the  holders of such  Indebtedness  with respect  to which  there is a  default  existing  or with  respect  to which the maturity has been or could be accelerated,  and the amount of such Indebtedness;
and (e) any other development in the business or affairs of any Loan Party which could reasonably be expected to have a Material Adverse Effect; in each case, to the extent  permitted by applicable  law,  describing the nature thereof and the action the Loan Parties propose to take with respect thereto.

                                      -67-

9.6  Government Receivables.

     Notify  the  Lender  immediately  if any of its  Receivables  arise  out of contracts  between  any  Borrower  and the  United  States,  any  state,  or any department, agency or instrumentality of any of them.

9.7  Annual Financial Statements.

     Furnish  the Lender  within  five (5) days after  submission  to the SEC in accordance  with all applicable SEC rules and  regulations,  but in any event no later than one  hundred  twenty  (120) days after the end of each fiscal year of
BTL, annual  financial  statements of BTL and its Subsidiaries on a consolidated basis including,  but not limited to, statements of operations and stockholders'
equity and cash flow from the beginning of the applicable fiscal year to the end of such fiscal year and the balance sheet as at the end of such fiscal year, all prepared  in  accordance  with GAAP  applied  on a basis  consistent  with prior practices,  and in reasonable detail and, reported upon without qualification by
Marcum & Kliegman,  LLP or such other  independent  certified public  accounting firm  selected by BTL and  satisfactory  to the Lender (the  "Accountants").  In addition,  the reports shall be  accompanied  by a certificate  of BTL signed by
BTL's Chief  Financial  Officer which shall state that,  based on an examination sufficient to permit him to make an informed  statement,  no Default or Event of
Default exists, or, if such is not the case, specifying such Default or Event of
Default,  its nature,  when it occurred,  whether it is continuing and the steps being taken by BTL with respect to such event, and such  certificate  shall have appended thereto  calculations  which set forth compliance with the requirements or restrictions imposed by Sections 6.5, 7.6 and 7.11 hereof.

9.8  Quarterly Financial Statements.

     Furnish  the Lender  within  five (5) days after  submission  to the SEC in accordance  with all applicable SEC rules and  regulations,  but in any event no later  than  sixty (60) days  after the end of each  fiscal  quarter of BTL,  an unaudited balance sheet of BTL and its Subsidiaries on a consolidated  basis and unaudited  statements of operations  (including  income  statements  and balance sheets)  and  cash  flow of BTL and its  Subsidiaries  on a  consolidated  basis reflecting  results of  operations  from the beginning of the fiscal year to the end of each of the first, second and third fiscal quarters of BTL, prepared on a basis  consistent  with prior practices and complete and correct in all material respects, subject to normal and recurring year end adjustments that individually and  in the  aggregate  are  not  material  to  the  business  of  BTL  and  its
Subsidiaries. The reports shall be accompanied by a certificate of BTL signed by
BTL's Chief  Financial  Officer which shall state that,  based on an examination sufficient to permit him to make an informed  statement,  no Default or Event of
Default exists, or, if such is not the case, specifying such Default or Event of
Default,  its nature,  when it occurred,  whether it is continuing and the steps being taken by BTL with respect to such event, and such  certificate  shall have appended thereto  calculations  which set forth compliance with the requirements or restrictions imposed by Sections 6.5, 7.6 and 7.11 hereof.

                                      -68-

9.9  Monthly Financial Statements.

     Furnish the Lender  within  thirty (30) days after the end of each calendar month, an unaudited  balance sheet of BTL and its Subsidiaries on a consolidated and consolidating basis and unaudited statements of operations (including income statements and balance sheets) of BTL and its Subsidiaries on a consolidated and consolidating  basis reflecting  results of operations from the beginning of the fiscal  year to the end of such month and for such  month,  prepared  on a basis consistent  with prior  practices  and  complete  and  correct  in all  material respects, subject to normal and recurring year end adjustments that individually and  in the  aggregate  are  not  material  to  the  business  of  BTL  and  its
Subsidiaries.  The reports shall be  accompanied by a certificate of BTL's Chief
Financial Officer, which shall state that, based on an examination sufficient to permit him to make an informed statement, no Default or Event of Default exists, or, if such is not the case,  specifying  such Default or Event of Default,  its nature, when it occurred,  whether it is continuing and the steps being taken by
BTL with respect to such event and, such certificate shall have appended thereto calculations  which set forth  compliance with the  requirements or restrictions imposed by Sections 6.5, 7.6 and 7.11 hereof.

9.10 Other Reports.

     Furnish the Lender as soon as  available,  but in any event within ten (10)
days after the filing thereof, with copies of such financial  statements,  proxy statements,  registration statements,  reports and returns as each Loan Party is or may be required to file with the United States Securities Exchange Commission or any State Securities Commission.

9.11 Additional Information.

     Furnish the Lender with such  additional  information  as the Lender  shall reasonably request in order to enable the Lender to determine whether the terms, covenants,  provisions  and conditions of this Agreement and the Notes have been complied with by the Loan Parties including,  without limitation and without the necessity of any request by the Lender,  (a) copies of all environmental  audits and  reviews,  (b) at least thirty (30) days prior  thereto,  notice of any Loan
Party's  opening of any new place of business or any Loan Party's closing of any existing  place of  business,  and (c) promptly  upon any Loan Party's  learning thereof, notice of any material labor dispute to which any Loan Party may become a  party,  any  strikes  or  walkouts  relating  to any of its  plants  or other facilities,  and the expiration of any labor contract to which any Loan Party is a party or by which any Loan Party is bound.

9.12 Projected Operating Budget.

     Furnish  the  Lender,  prior to the  beginning  of each  fiscal year of BTL during the Term, a month by month  projected  operating  budget and cash flow of
BTL and its Subsidiaries on a consolidated basis for such fiscal year (including an income statement for each calendar month and a balance sheet as at the end of each calendar month and a separate operating budget and cash flow for BDR), such projections  to be accompanied  by a certificate  signed by the Chief  Financial
Officer of BTL to the effect  that such  projections  have been  prepared on the basis of sound  financial  planning  practice  consistent  with past budgets and financial statements and that

                                      -69-

such  officer has no  reasonable  basis to question  the  reasonableness  of any material assumptions on which such projections were prepared.

9.13 Notice of Suits, Adverse Events.

     Furnish the Lender with prompt notice of (i) any lapse or other termination of any Consent  issued to any Loan Party by any  Governmental  Body or any other
Person that is material to the operation of any Loan Party's business,  (ii) any refusal by any Governmental Body or any other Person to renew or extend any such
Consent; (iii) copies of any periodic or special reports filed by any Loan Party with any  Governmental  Body or Person,  if such  reports  indicate any material change in the business,  operations,  affairs or condition of any Loan Party, or if copies thereof are requested by the Lender and/or the Issuer, and (iv) copies of any material  notices and other  communications  from any  Governmental  Body which specifically relate to any Loan Party.

9.14 ERISA Notices and Requests.

     Furnish the Lender with immediate  written notice in the event that (i) any
Loan Party or any  member of the  Controlled  Group  knows or has reason to know that a  Termination  Event  has  occurred,  together  with a  written  statement describing such Termination  Event and the action, if any, which such Loan Party or any member of the Controlled Group has taken, is taking,  or proposes to take with respect  thereto and,  when known,  any action taken or  threatened  by the
Internal Revenue Service, Department of Labor or PBGC with respect thereto, (ii)
any Loan Party or any member of the Controlled Group knows or has reason to know that a prohibited  transaction  (as defined in Sections 406 of ERISA and 4975 of the Code) has  occurred  that would  reasonably  be  expected to have a Material
Adverse Effect,  together with a written  statement  describing such transaction and the action which such Loan Party or any member of the  Controlled  Group has taken,  is taking or  proposes  to take with  respect  thereto,  (iii) a funding waiver  request  has been  filed  with  respect  to any Plan  together  with all communications  received by any Loan Party or any member of the Controlled Group with respect to such request,  (iv) any increase in the benefits of any existing
Plan or the  establishment  of any new Plan or the commencement of contributions to any Plan to which any Loan  Party or any member of the  Controlled  Group was not previously contributing shall occur, (v) any Loan Party or any member of the
Controlled  Group shall receive from the PBGC a notice of intention to terminate a Plan or to have a trustee appointed to administer a Plan, together with copies of each such notice,  (vi) any Loan Party or any member of the Controlled  Group shall  receive  any  favorable  or  unfavorable  determination  letter  from the
Internal  Revenue Service  regarding the  qualification  of a Plan under Section
401(a) of the Code,  together  with copies of each such  letter;  (vii) any Loan
Party or any member of the Controlled Group shall receive a notice regarding the imposition  of withdrawal  liability,  together with copies of each such notice;
(viii) any Loan Party or any member of the Controlled Group shall fail to make a required installment or any other required payment under Section 412 of the Code on or before the due date for such  installment or payment;  (ix) any Loan Party or any member of the Controlled  Group knows that (a) a  Multiemployer  Plan has been terminated,  (b) the administrator or plan sponsor of a Multiemployer  Plan intends to terminate a  Multiemployer  Plan,  or (c) the PBGC has  instituted or
will  institute   proceedings  under  Section  4042  of  ERISA  to  terminate  a
Multiemployer Plan.

                                      -70-

9.15 Additional Documents.

     Execute  and  deliver to the  Lender,  upon  request,  such  documents  and agreements as the Lender may, from time to time, reasonably request to carry out the purposes, terms or conditions of this Agreement.

X.   EVENTS OF DEFAULT.

     The occurrence of any one or more of the following  events shall constitute an "Event of Default":

10.1 Payment of Obligations.

     Failure by any Borrower to pay any principal or interest on the Obligations when due, whether at maturity or by reason of acceleration pursuant to the terms of this  Agreement,  or by  required  prepayment  or  failure  to pay any  other liabilities  or make any other payment,  fee or charge  provided for herein when due or in any Other Document;

10.2 Misrepresentations.

     Any  representation  or  warranty  made or deemed made by any Loan Party in this  Agreement  or any related  agreement  or in any  certificate,  document or financial or other  statement  furnished at any time in  connection  herewith or therewith,  as the  case may be,  shall  prove to have  been  misleading  in any material respect on the date when made or deemed to have been made;

10.3 Failure to Furnish Information.

     Failure by any Loan Party to (i) furnish financial  information required to be provided hereunder when due, (ii) furnish financial  information requested by the Lender within  fifteen (15) days after such  information  is  requested,  or
(iii) permit the inspection of its books or records;

10.4 Liens Against Assets.

     Issuance of a notice of Lien,  levy,  assessment,  injunction or attachment against a material  portion of any Loan Party's  property which is not stayed or lifted within thirty (30) days;

10.5 Breach of Covenants.

     (i) Except as otherwise  provided for in Sections 10.1 and 10.3, failure or neglect  of any Loan Party to  perform,  keep or  observe  any term,  provision, condition or covenant herein  contained  (other than those in Sections 4.6, 4.7,
4.9, 4.16 or 6.3 hereof),  or contained in any other  agreement or  arrangement, now or  hereafter  entered  into  between  any Loan  Party and the Lender or the
Issuer; or (ii) failure or neglect of any Loan Party to perform, keep or observe any term, provision,  condition, covenant herein contained in Sections 4.6, 4.7,
4.9,  4.16 or 6.3 hereof and such  failure  shall  continue for thirty (30) days from the occurrence of such failure or neglect;

                                      -71-

10.6 Judgment.

     Any judgment or judgments are rendered or judgment  liens filed against any
Loan Party for an aggregate  amount in excess of Two Hundred Fifty  Thousand and
00/100 Dollars  ($250,000.00) which within thirty (30) days of such rendering or filing is not either appealed, satisfied, stayed or discharged of record;

10.7 Insolvency and Related Proceedings of the Loan Parties.

     Any Loan Party  shall (i) apply for,  consent to or suffer the  appointment of, or the taking of possession by, a receiver,  custodian,  trustee, liquidator or similar  fiduciary of itself or of all or a substantial part of its property,
(ii) make a general  assignment  for the benefit of creditors,  (iii) commence a voluntary case under any state or federal  bankruptcy  laws (as now or hereafter in effect),  (iv) be  adjudicated a bankrupt or  insolvent,  (v) file a petition seeking to take  advantage of any other law providing for the relief of debtors,
(vi)  acquiesce  to, or fail to have  dismissed,  within  sixty (60)  days,  any petition filed against it in any involuntary case under such bankruptcy laws, or
(vii) take any action for the purpose of effecting any of the foregoing;

10.8 Insolvency; Cessation of Operations.

     Any Loan  Party  shall  admit in writing  its  inability,  or be  generally unable,  to pay its debts as they become due or cease  operations of its present business;

10.9 Bankruptcy.

     Any Affiliate or Subsidiary of any Loan Party shall (i) apply for,  consent to or suffer the  appointment  of, or the taking of  possession  by, a receiver, custodian,  trustee,  liquidator  or similar  fiduciary of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors,  (iii) admit in writing its inability,  or be generally  unable to pay its debts as they become due or cease  operations  of its present  business,
(iv) commence a voluntary  case under any state or federal  bankruptcy  laws (as now or hereafter in effect),  (v) be  adjudicated a bankrupt or insolvent,  (vi)
file a petition  seeking to take  advantage of any other law  providing  for the relief of debtors,  (vii) acquiesce to, or fail to have dismissed,  within sixty
(60) days,  any petition  filed  against it in any  involuntary  case under such bankruptcy  laws,  or (viii) take any action for the purpose of effecting any of the foregoing;

10.10 Material Adverse Effect.

     Any  change  in  any  Loan  Party's  condition  or  affairs  (financial  or otherwise)  which in the  Lender's  reasonable  opinion  has a Material  Adverse
Effect;

10.11 Loss of Priority Lien.

     Any Lien  created  hereunder  or  provided  for hereby or under any related agreement  for any  reason  ceases  to be or is not a valid and  perfected  Lien having a first priority interest;

                                      -72-

10.12 Breach of Material Agreements.

     A default of the  obligations  of any Loan Party  under any other  material agreement  to  which it is a party  shall  occur  which  adversely  affects  its condition,  affairs or prospects  (financial or otherwise)  which default is not cured within any applicable cure period;

10.13 Cross Default; Cross Acceleration.

     Any Loan Party shall (a) default in any payment of principal of or interest on any Indebtedness that individually,  or in the aggregate, is in excess of One
Hundred  Thousand and 00/100  Dollars  ($100,000.00)  beyond any period of grace with  respect to such  payment or (b)  default  in the  observance  of any other covenant, term or condition contained in any agreement or instrument pursuant to which such Indebtedness is created,  secured or evidenced, if the effect of such default is to cause the  acceleration of any such  Indebtedness  (whether or not such right shall have been waived);

10.14 Termination of Guaranty.

     Termination  or breach of any  Guaranty or similar  agreement  executed and delivered to the Lender in connection with the Obligations of any Loan Party, or if any  Guarantor  attempts to  terminate,  challenges  the  validity of, or its liability under, any such Guaranty or similar agreement;

10.15 Change of Control.

     Any Change of Control shall occur;

10.16 Invalidity of Credit Agreement.

     Any material provision of this Agreement shall, for any reason, cease to be valid and binding on any Loan Party, or any Loan Party shall so claim in writing to the Lender;

10.17 Loss of Material Intellectual Property.

     (i) any Governmental Body shall (A) revoke, terminate, suspend or adversely modify any material license,  permit, patent, trademark or tradename of any Loan
Party, or (B) commence  proceedings to suspend,  revoke,  terminate or adversely modify any such material  license,  permit,  trademark,  tradename or patent and such proceedings shall not be dismissed or discharged within sixty (60) days, or
(C)  schedule  or conduct a hearing  on the  renewal  of any  material  license, permit,  trademark,  tradename or patent  necessary for the  continuation of any
Loan Party's  business and the staff of such  Governmental  Body issues a report recommending  the  termination,  revocation,  suspension  or  material,  adverse modification of such license, permit,  trademark,  tradename or patent; (ii) any agreement  which is necessary  or material to the  operation of any Loan Party's business  shall be  revoked  or  terminated  and not  replaced  by a  substitute reasonably  acceptable  to the Lender  within thirty (30) days after the date of
such  revocation  or  termination,   and  such  revocation  or  termination  and
non-replacement would reasonably be expected to have a Material Adverse Effect;

                                      -73-

10.18 Destruction of Collateral.

     Any portion of the  Collateral  shall be seized or taken by a  Governmental
Body,  or any Loan Party or the title and  rights of any Loan  Party  shall have become the subject matter of litigation  which might, in the reasonable  opinion of the Lender, upon final  determination,  result in material impairment or loss of the security provided by this Agreement or the Other Documents;

10.19 Business Interruption.

     The operations of any Loan Party's  manufacturing  facility are interrupted at any time for more than ten (10) consecutive days, excluding,  however,  plant shut downs  implemented  from time to time by any Loan Party  consistent in both scope and duration with such Loan Party's historic practice,  which interruption would reasonably be expected to have a Material Adverse Effect; or

10.20 ERISA Events.

     An event or condition specified in Sections 7.16 or 9.14 hereof shall occur or exist with  respect to any Plan and, as a result of such event or  condition, together with all other such events or conditions,  any Loan Party or any member of the  Controlled  Group  shall  incur,  or in the  opinion  of the  Lender  be reasonably  likely to incur,  a liability to a Plan or the PBGC (or both) which, in the reasonable judgment of the Lender, would have a Material Adverse Effect.

XI.  LENDER'S RIGHTS AND REMEDIES AFTER DEFAULT.

11.1 Rights and Remedies.

     Upon the occurrence of (i) an Event of Default  pursuant to Section 10.7 or
10.8, all  Obligations  shall be immediately  due and payable and this Agreement and the obligation of the Lender and the Issuer to make Advances shall be deemed terminated;  and,  (ii)  any of the  other  Events  of  Default  and at any time thereafter (such default not having previously been cured), at the option of the
Lender,  all Obligations shall be immediately due and payable and the Lender and the Issuer shall have the right to terminate this Agreement and to terminate the obligation of the Lender and the Issuer to make Advances and (iii) a filing of a petition  against  any Loan  Party in any  involuntary  case  under any state or federal  bankruptcy  laws,  the  obligation of the Lender and the Issuer to make
Advances  hereunder  shall be  terminated  other than as may be  required  by an appropriate  order of the  bankruptcy  court having  jurisdiction  over any Loan
Party.  Upon the  occurrence of any Event of Default,  the Lender shall have the right to exercise  any and all other  rights and  remedies  provided for herein, under the Uniform  Commercial  Code and at law or equity  generally,  including, without limitation, the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial procedure and/or to take, to the extent  permitted by applicable law,  possession of and sell any or all of the Collateral with or without judicial process. The Lender may enter any of any Loan Party's premises or other premises without legal process and without incurring liability to any Loan Party therefor, and the Lender may thereupon, or at any time  thereafter,  in its discretion  without notice or demand,  take the
Collateral  and remove  the same to such place as the Lender may deem  advisable and the Lender may require the Loan Parties to make the Collateral  available to the

                                      -74-

Lender at a convenient  place. With or without having the Collateral at the time or place of sale, the Lender may sell the  Collateral,  or any part thereof,  at public or private  sale,  at any time or place,  in one or more  sales,  at such price or  prices,  and upon  such  terms,  either  for  cash,  credit  or future delivery,  as the  Lender may  elect.  Except as to that part of the  Collateral which is  perishable  or threatens to decline  speedily in value or is of a type customarily sold on a recognized  market, the Lender shall give the Loan Parties reasonable  notification  of such sale or  sales,  it being  agreed  that in all events written notice delivered to the Loan Parties at least five (5) days prior to such sale or sales is reasonable notification.  At any public sale the Lender or the Issuer may bid for and become the purchaser,  and the Lender,  the Issuer or any other  purchaser at any such sale  thereafter  shall hold the  Collateral sold absolutely free from any claim or right of whatsoever  kind,  including any equity of redemption,  and such right and equity are hereby expressly waived and released by each Loan Party.  In  connection  with the exercise of the foregoing remedies,  the  Lender is  granted  permission  to use all of each Loan  Party's trademarks,  trade styles, trade names, patents, patent applications,  licenses, franchises and other  proprietary  rights which are used in connection  with (a)
Inventory  for the purpose of disposing of such  Inventory and (b) Equipment for the purpose of completing  the  manufacture  of unfinished  goods.  The proceeds realized  from  the sale of any  Collateral  shall be  applied  as set  forth in
Section  11.5.  If any  deficiency  shall arise,  the Loan Parties  shall remain liable to the Lender and the Issuer therefor.

11.2 Lender Discretion.

     The Lender shall have the right in its sole  discretion to determine  which rights, Liens, security interests or remedies the Lender may at any time pursue, relinquish,  subordinate,  or modify or to take any other  action  with  respect thereto and such  determination  will not in any way modify or affect any of the
Lender's or the Issuer's rights hereunder.

11.3 Setoff.

     In  addition  to any other  rights  which the Lender or the Issuer may have under applicable law, upon the occurrence of an Event of Default hereunder,  the
Lender and the Issuer,  including  any branch,  Subsidiary  or  Affiliate of the
Lender or the Issuer, shall have a right to apply any Loan Party's property held by the Lender or the Issuer, such branch,  Subsidiary or Affiliate to reduce the
Obligations.

11.4 Rights and Remedies not Exclusive.

     The enumeration of the foregoing  rights and remedies is not intended to be exhaustive  and the  exercise  of any right or remedy  shall  not  preclude  the exercise  of any other  right or  remedies  provided  for  herein  or  otherwise provided by law, all of which shall be cumulative and not alternative.

11.5 Allocation of Payments After Event of Default.

     Notwithstanding  any other  provisions  of this  Agreement to the contrary, after the  occurrence  and during the  continuance  of an Event of Default,  all amounts collected or received by the Lender on account of the Obligations or any other amounts  outstanding under any of the Other Documents or in respect of the
Collateral shall be paid over or delivered as follows:

                                      -75-

     FIRST,  to the payment of all reasonable  out-of-pocket  costs and expenses
(including  without  limitation,  reasonable  attorneys'  fees) of the Lender in connection  with  enforcing  the rights of the Lender and the Issuer  under this
Agreement and the Other Documents and any protective advances made by the Lender with respect to the Collateral under or pursuant to the terms of this Agreement;

     SECOND, to the payment of all reasonable  out-of-pocket  costs and expenses
(including without limitation, reasonable attorneys' fees) of the Lender and the
Issuer in connection  with  enforcing  their rights under this Agreement and the
Other Documents or otherwise with respect to the Obligations owing to the Lender or the Issuer;

     THIRD, to the payment of all of the Obligations  consisting of accrued fees and interest arising under or pursuant to this Agreement or the Other Documents;

     FOURTH,  to  the  payment  of  the  outstanding  principal  amount  of  the
Obligations    constituting    Advances   (including   the   payment   or   cash
collateralization of the outstanding amount of Letters of Credit);

     FIFTH,  to all other  Obligations  and other  obligations  which shall have become due and payable  under the Other  Documents or  otherwise  and not repaid pursuant to clauses "FIRST" through "FOURTH" above;

     SIXTH,  to the payment of the surplus,  if any, to whomever may be lawfully entitled to receive such surplus.

In carrying  out the  foregoing,  (i) amounts  received  shall be applied in the numerical  order  provided  until  exhausted  prior to  application  to the next succeeding  category;  (ii) the Lender and the  Issuer  shall  receive an amount equal to its pro rata  share  (based on the  proportion  that  then  outstanding
Advances  held  by the  Lender  or  the  Issuer  bears  to  the  aggregate  then outstanding  Advances) of amounts  available  to be applied  pursuant to clauses
"SECOND",  "THIRD", "FOURTH" and "FIFTH" above; and (iii) to the extent that any amounts  available  for  distribution  pursuant  to  clause  "FOURTH"  above are attributable to the issued but undrawn amount of outstanding  Letters of Credit, such  amounts  shall be held by the  Lender  in a cash  collateral  account  and applied (A) first,  to  reimburse  the Issuer from time to time for any drawings under such  Letters  of Credit and (B) then,  following  the  expiration  of all
Letters of Credit,  to all other  obligations of the types  described in clauses
"FOURTH" and "FIFTH" above in the manner provided in this Section 11.5.

XII. WAIVERS AND JUDICIAL PROCEEDINGS.

12.1 Waiver of Notice.

     Each  Loan  Party  hereby  waives  notice  of  non-payment  of  any  of the
Receivables, demand, presentment, protest and notice thereof with respect to any and all instruments,  notice of acceptance  hereof,  notice of loans or advances made,  credit extended,  Collateral  received or delivered,  or any other action taken in reliance hereon,  and all other demands and notices of any description, except such as are expressly provided for herein.

                                      -76-

12.2 Delay.

     No delay or omission on the Lender's or the Issuer's part in exercising any right,  remedy or option  shall  operate as a waiver of such or any other right, remedy or option or of any default.

12.3 Jury Waiver.

     EACH PARTY TO THIS AGREEMENT  HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY
JURY OF ANY  CLAIM,  DEMAND,  ACTION OR CAUSE OF ACTION (A)  ARISING  UNDER THIS
AGREEMENT OR ANY OTHER INSTRUMENT,  DOCUMENT OR AGREEMENT  EXECUTED OR DELIVERED
IN  CONNECTION  HEREWITH,  OR  (B) IN ANY  WAY  CONNECTED  WITH  OR  RELATED  OR
INCIDENTAL TO THE DEALINGS OF THE PARTIES  HERETO OR ANY OF THEM WITH RESPECT TO
THIS  AGREEMENT  OR ANY OTHER  INSTRUMENT,  DOCUMENT  OR  AGREEMENT  EXECUTED OR
DELIVERED IN CONNECTION HEREWITH,  OR THE TRANSACTIONS RELATED HERETO OR THERETO
IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING,  AND WHETHER SOUNDING IN
CONTRACT  OR TORT OR  OTHERWISE  AND EACH PARTY  HEREBY  CONSENTS  THAT ANY SUCH
CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT
A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR
A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE
PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

XIII. EFFECTIVE DATE AND TERMINATION.

13.1 Term.

     This  Agreement,  which  shall inure to the benefit of and shall be binding upon the  respective  successors and permitted  assigns of each Loan Party,  the
Lender and the  Issuer,  shall  become  effective  on the date  hereof and shall continue in full force and effect until  December  28, 2008 (the "Term")  unless sooner  terminated  as herein  provided.  The Loan  Parties may  terminate  this
Agreement at any time upon ninety (90) days' prior  written  notice upon payment in full of the  Obligations.  In the event the  Obligations  are prepaid in full prior  to the  last day of the Term  (the  date of such  prepayment  hereinafter referred to as the "Early  Termination  Date"),  the Borrowers  shall pay to the
Lender an early  termination  fee in an amount  equal to (x) two percent (2%) of the sum of the  Maximum  Revolving  Advance  Amount and the  original  principal amount  of the Term Loan if the Early  Termination  Date  occurs on or after the
Closing Date to and  including  the date  immediately  preceding the first (1st)
anniversary  of the Closing  Date,  and (y) one  percent  (1%) of the sum of the
Maximum Revolving  Advance Amount and the original  principal amount of the Term
Loan  if  the  Early  Termination  Date  occurs  on or  after  the  first  (1st)
anniversary of the Closing Date to and including the date immediately  preceding the second (2nd)  anniversary  of the Closing  Date. In the event that the Early
Termination  Date occurs  prior to the second (2nd)  anniversary  of the Closing
Date and the  Borrowers  obtain  replacement  financing  from the  Lender or the
Issuer, no prepayment fee will be due.

                                      -77-

13.2 Termination.

     The  termination of this Agreement  shall not affect any Loan Party's,  the
Lender's  or  the  Issuer's  rights,  or any of  the  Obligations  having  their inception  prior to the effective date of such  termination,  and the provisions hereof shall continue to be fully operative until all transactions entered into, rights or  interests  created  or  Obligations  have  been  fully  disposed  of, concluded or liquidated. The security interests, Liens and rights granted to the
Lender and the Issuer  hereunder and the financing  statements  filed  hereunder shall continue in full force and effect, notwithstanding the termination of this
Agreement or the fact that the Loan Account may from time to time be temporarily in a zero or credit  position,  until all of the  Obligations of each Loan Party have been paid or performed in full after the  termination  of this Agreement or each Loan Party has furnished the Lender and the Issuer with an  indemnification satisfactory  to the Lender and the Issuer with  respect  thereto.  Accordingly, each Loan Party waives any rights which it may have under the Uniform Commercial
Code to  demand  the  filing  of  termination  statements  with  respect  to the
Collateral,  and the  Lender  shall not be  required  to send  such  termination statements to each Loan Party,  or to file them with any filing  office,  unless and until this Agreement shall have been terminated in accordance with its terms
and  all  Obligations   paid  in  full  in  immediately   available  funds.  All
representations,  warranties, covenants, waivers and agreements contained herein shall survive  termination hereof until all Obligations are paid or performed in full. Without limitation, all indemnification obligations contained herein shall survive the termination hereof and payment in full of the Obligations.

XIV. REGARDING LENDER AS COLLATERAL AGENT.

14.1 Appointment.

     The Issuer hereby designates NCBC to act as collateral agent for the Issuer under  this  Agreement  and the  Other  Documents.  The  Lender  shall  hold all
Collateral,  payments of principal and interest,  fees,  charges and collections
(without  giving  effect  to any  collection  days)  received  pursuant  to this
Agreement, for the benefit of the Lender and the Issuer.

14.2 Lack of Reliance on Lender.

     Independently and without reliance upon the Lender, the Issuer has made and shall continue to make (i) its own  independent  investigation  of the financial condition and affairs of each Loan Party in  connection  with the making and the continuance of the Advances hereunder and the taking or not taking of any action in connection  herewith,  and (ii) its own appraisal of the  creditworthiness of each  Loan  Party.  The  Lender  shall  have no duty or  responsibility,  either initially  or on a  continuing  basis,  to provide the Issuer with any credit or other  information  with respect  thereto,  whether  coming into its  possession before making of the Advances or at any time or times thereafter except as shall be provided by any Loan Party pursuant to the terms hereof. The Lender shall not be  responsible  to  the  Issuer  for  any  recitals,  statements,  information, representations or warranties herein or in any agreement,  document, certificate or a statement delivered in connection with or for the execution, effectiveness, genuineness,  validity,  enforceability,  collectibility  or sufficiency of this
Agreement  or any Other  Document,  or of the  financial  condition  of any Loan
Party, or be required to make any inquiry  concerning  either the performance or observance of any of the terms, provisions or conditions of

                                      -78-

this Agreement,  the Note, the Other Documents or the financial condition of any
Loan Party, or the existence of any Event of Default or any Default.

14.3 Reliance.

     The Lender  shall be  entitled  to rely,  and shall be fully  protected  in relying, upon any note, writing,  resolution,  notice,  statement,  certificate, telex,  teletype or telecopier  message,  cablegram,  order or other document or telephone  message  believed  by it to be genuine  and  correct and to have been signed,  sent or made by the proper  person or entity,  and, with respect to all legal  matters  pertaining  to this  Agreement  and the Other  Documents and its duties  hereunder,  upon advice of counsel selected by it. The Lender may employ agents  and  attorneys-in-fact  and  shall  not be  liable  for the  default  or misconduct of any such agents or  attorneys-in-fact  selected by the Lender with reasonable care.

14.4 Notice of Default.

     The  Lender  shall  not be  deemed  to  have  knowledge  or  notice  of the occurrence  of any  Default  or Event of  Default  hereunder  or under the Other
Documents, unless the Lender has received notice from the Issuer or a Loan Party referring to this Agreement or the Other  Documents,  describing such Default or
Event of Default and stating that such notice is a "notice of  default".  In the event that the Lender  receives  such a notice,  the  Lender  shall give  notice thereof to the Issuer.

14.5 Delivery of Documents.

     To the extent the  Lender  receives  financial  statements  required  under
Sections 9.7, 9.8, 9.9,  9.10,  9.11 and 9.13 and a Borrowing  Base  Certificate
pursuant to the terms of this Agreement,  the Lender will promptly  furnish such documents and information to the Issuer.

14.6 No Reliance on Lender's Customer Identification Program.

     The Issuer  acknowledges and agrees that neither the Issuer, nor any of its
Affiliates,  participants or assignees,  may rely on the Lender to carry out the
Issuer's,   or  such   Affiliate's,   participant's   or   assignee's   customer
identification  program,  or other  obligations  required  or  imposed  under or pursuant to the USA Patriot Act or the  regulations  thereunder,  including  the regulations  contained in 31 CFR 103.121 (as hereafter amended or replaced,  the
"CIP  Regulations"),  or any other  Anti-Terrorism  Law,  including any programs involving any of the following  items  relating to or in connection  with any of the Loan Parties,  their Affiliates or their agents,  this Agreement,  the Other
Documents or the transactions hereunder or contemplated hereby: (1) any identity verification procedures, (2) any record keeping, (3) comparisons with government lists,  (4)  customer  notices or (5) other  procedures  required  under the CIP
Regulations or such other laws.

                                      -79-

XV.  BORROWING AGENCY.

15.1 Borrowing Agency Provisions.

     (a) Each Borrower hereby  irrevocably  designates the Borrowing Agent to be its attorney and agent and in such capacity to borrow,  sign and endorse  notes, and  execute  and  deliver  all  instruments,  documents,  writings  and further assurances now or hereafter  required  hereunder,  on behalf of such Borrower or the Borrowers,  and hereby  authorizes the Lender to pay over or credit all loan proceeds hereunder in accordance with the request of the Borrowing Agent.

     (b) The handling of this credit facility as a co-borrowing  facility with a borrowing  agent in the  manner  set  forth in this  Agreement  is  solely as an accommodation to the Borrowers and at their request.  Neither the Lender nor the
Issuer shall incur liability to the Borrowers as a result thereof. To induce the
Lender  and the  Issuer to do so and in  consideration  thereof,  each  Borrower hereby indemnifies the Lender and the Issuer and holds the Lender and the Issuer harmless from and against any and all liabilities, expenses, losses, damages and claims of damage or injury  asserted  against  the  Lender or the  Issuer by any
Person  arising  from or  incurred by reason of the  handling  of the  financing arrangements of the Borrowers as provided herein,  reliance by the Lender or the
Issuer on any  request  or  instruction  from the  Borrowing  Agent or any other action  taken by the Lender or the Issuer  with  respect  to this  Section  15.1 except due to willful misconduct or gross negligence by the indemnified party.

     (c) All  Obligations  shall be joint and several,  and each Borrower  shall make payment upon the maturity of the  Obligations by acceleration or otherwise, and such  obligation  and liability on the part of each Borrower shall in no way be affected by any extensions, renewals and forbearance granted to the Lender or the  Issuer to any  Borrower,  failure  of the  Lender or the Issuer to give any
Borrower  notice of borrowing or any other notice,  any failure of the Lender or the Issuer to pursue or preserve its rights against any Borrower, the release by the Lender or the Issuer of any Collateral  now or thereafter  acquired from any
Borrower,  and such  agreement  by each  Borrower to pay upon any notice  issued pursuant thereto is unconditional and unaffected by prior recourse by the Lender or the  Issuer to the other  Borrowers  or any  Collateral  for such  Borrower's
Obligations or the lack thereof.  Each Borrower waives all suretyship  defenses.
Without  limiting the generality of the foregoing,  each of the Borrowers hereby acknowledges and agrees that any and all actions,  inactions or omissions by any one or  more,  or all,  of the  Borrowers  in  connection  with,  related  to or otherwise  affecting  this  Agreement  or any of the  Other  Documents  are  the obligations  of,  and  inure  to and  are  binding  upon,  each  and  all of the
Borrowers, jointly and severally.

15.2 Waivers.

     Each  Borrower  expressly  waives  (i) any and all  rights of  subrogation, reimbursement,  indemnity,  exoneration,  contribution  or any other claim which such  Borrower  may now or hereafter  have against the other  Borrowers or other
Person directly or contingently liable for the Obligations hereunder, or against or with respect to the other Borrowers' property

                                      -80-

(including,  without  limitation,  any  property  which  is  Collateral  for the
Obligations), arising from the existence or performance of this Agreement, until termination of this Agreement and repayment in full of the  Obligations and (ii)
any  defense  it may  otherwise  have  to the  payment  and  performance  of the
Obligations  based on any contention that its liability  hereunder and under the
Other Documents is limited and not joint and several. Each Borrower acknowledges and agrees that the  foregoing  waivers  serve as a material  inducement  to the agreement of the Lender and the Issuer to make the Advances, and that the Lender and the  Issuer  are  relying on each  specific  waiver and all such  waivers in entering into this Agreement. The undertakings of each Borrower hereunder secure the Obligations of itself and the other Borrowers.

XVI. MISCELLANEOUS.

16.1 Governing Law.

     This  Agreement  shall be governed by and construed in accordance  with the laws of the Commonwealth of Pennsylvania.  Any judicial proceeding brought by or against any Loan Party with respect to any of the Obligations, this Agreement or any related  agreement may be brought in any court of competent  jurisdiction in the  Commonwealth of Pennsylvania,  United States of America,  and, by execution and  delivery  of this  Agreement,  each Loan  Party  accepts  for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts,  and irrevocably agrees to be bound by any judgment  rendered  thereby in connection with this  Agreement.  Each Loan Party hereby waives personal  service of any and all process upon it and consents that all such  service of process  may be made by  registered  mail  (return  receipt requested)  directed to the Borrowing  Agent at its address set forth in Section
16.6 and service so made shall be deemed  completed five (5) days after the same shall have been so deposited in the mails of the United  States of America,  or, at the Lender's and/or the Issuer's option,  by service upon the Borrowing Agent which each Loan Party  irrevocably  appoints as such Loan Party's  agent for the purpose of accepting  service within the Commonwealth of  Pennsylvania.  Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of the Lender or the Issuer to bring  proceedings  against any Loan Party in the courts of any other  jurisdiction.  Each Loan Party waives any objection to jurisdiction and venue of any action  instituted  hereunder and shall not assert any  defense  based on lack of  jurisdiction  or venue or based upon forum non conveniens. Any judicial proceeding by any Loan Party against the
Lender or the Issuer involving,  directly or indirectly,  any matter or claim in any way arising  out of,  related to or  connected  with this  Agreement  or any related agreement,  shall be brought only in a federal or state court located in the County of Allegheny, Commonwealth of Pennsylvania.

16.2 Entire Understanding.

     (a) This Agreement and the documents executed concurrently herewith contain the entire understanding  between each Loan Party, the Lender and the Issuer and supersedes all prior  agreements  and  understandings,  if any,  relating to the subject matter hereof. Any promises,  representations,  warranties or guarantees not herein  contained and hereinafter made shall have no force and effect unless in  writing,  signed  by each  Loan  Party's,  the  Lender's  and  the  Issuer's respective officers. Neither this Agreement nor any portion or provisions hereof may be changed, modified, amended,

                                      -81-

waived,  supplemented,  discharged,  cancelled  or  terminated  orally or by any course of  dealing,  or in any manner  other than by an  agreement  in  writing, signed by the party to be charged. Each Loan Party acknowledges that it has been advised by counsel in connection  with the execution of this Agreement and Other
Documents   and  is  not  relying  upon  oral   representations   or  statements
inconsistent with the terms and provisions of this Agreement.

     (b) The Lender and the Loan Parties may,  subject to the provisions of this
Section 16.2(b), from time to time enter into written supplemental agreements to this  Agreement or the Other  Documents  executed by the Loan  Parties,  for the purpose of adding or deleting any provisions or otherwise  changing,  varying or waiving in any manner the rights of the Lender,  the Issuer or the Loan  Parties thereunder or the  conditions,  provisions or terms thereof or waiving any Event of  Default  thereunder,  but  only to the  extent  specified  in  such  written agreements;  provided,  however, the consent of the Issuer must be obtained with respect to any amendment,  waiver or consent with respect to Sections 2.9, 2.10,
2.11 or any other provisions,  the amendment or waivers of which would adversely affect the Issuer.  Any such  supplemental  agreement shall apply equally to the
Lender and the Issuer and shall be binding  upon the Loan  Parties,  the Lender, the Issuer and all future holders of the Obligations. In the case of any waiver, the Loan  Parties,  the Lender and the Issuer  shall be restored to their former positions  and  rights,  and any Event of Default  waived  shall be deemed to be cured and not  continuing,  but no waiver of a specific  Event of Default  shall extend to any subsequent  Event of Default  (whether or not the subsequent Event of Default is the same as the Event of Default which was waived),  or impair any right consequent thereon.

16.3 Transfers and Assignments.

     (a) The Loan Parties. The Loan Parties may not assign or otherwise transfer any of their rights or obligations  hereunder  without the prior written consent of the Lender.

     (b)  Transfers  and  Assignments  by the Lender.  The Lender shall have the right to assign its rights and  obligations  under this  Agreement,  and, in any way, in its sole discretion to participate with other financial  institutions in any outstanding  Advances or in making Advances available to the Borrowers;  all of the rights,  privileges,  remedies and options given to the Lender  hereunder shall inure to the benefit of the Lender's  successors and assigns;  and all the terms,  conditions,  promises,  covenants,  provisions  and  warranties  of this
Agreement  shall  inure to the  benefit of and shall  bind the  representatives, successors and assigns of the Lender.

     (c)  Transfers  and  Assignments  by the Issuer.  The Issuer shall have the right to assign its rights and  obligations  under this  Agreement,  and, in any way, in its sole discretion to participate with other financial  institutions in issuing Letters of Credit; all of the rights,  privileges,  remedies and options given to the  Issuer  hereunder  shall  inure  to the  benefit  of the  Issuer's successors  and assigns;  and all the terms,  conditions,  promises,  covenants, provisions and  warranties of this  Agreement  shall inure to the benefit of and shall bind the representatives, successors and assigns of the Issuer.

                                      -82-

     (d) Pledge of  Interests.  The  Lender  may at any time  pledge or assign a security  interest in all or any portion of its rights  under this  Agreement to secure  obligations of the Lender,  including  without  limitation any pledge or assignment to secure  obligations  to a Federal  Reserve Bank;  provided that no such pledge or assignment  shall release the Lender from any of its  obligations hereunder or  substitute  any such pledgee or assignee for the Lender as a party hereto.

16.4 Application of Payments.

     The  Lender  shall  have the  continuing  and  exclusive  right to apply or reverse and re-apply any payment and any and all proceeds of  Collateral  to any portion of the Obligations. To the extent that any Loan Party makes a payment or the Lender or the Issuer  receives any payment or proceeds of the Collateral for any Loan Party's  benefit,  which are subsequently  invalidated,  declared to be fraudulent  or  preferential,  set aside or  required to be repaid to a trustee, debtor  in  possession,  receiver,  custodian  or  any  other  party  under  any bankruptcy  law,  common law or  equitable  cause,  then,  to such  extent,  the
Obligations  or part  thereof  intended  to be  satisfied  shall be revived  and continue as if such payment or proceeds  had not been  received by the Lender or the Issuer.

16.5 Indemnity.

     Each Loan Party shall  indemnify  the Lender,  the Issuer and each of their respective  officers,  directors,  Affiliates,  employees  and  agents  from and against  any and  all  liabilities,  obligations,  losses,  damages,  penalties, actions,  judgments,  suits,  costs,  expenses and  disbursements of any kind or nature  whatsoever  (including,  without  limitation,  fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against the Lender or the  Issuer  in  any  litigation,  proceeding  or  investigation  instituted  or conducted by any governmental agency or instrumentality or any other Person with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement or the Other Documents,  whether or not the Lender or the Issuer is a party  thereto,  except to the extent  that any of the foregoing  arises out of the gross  negligence or willful  misconduct of the party being indemnified.

16.6 Notice.

     Any notice or request  hereunder may be given to the Borrowing Agent or any
Loan  Party or to the  Lender or the Issuer at their  respective  addresses  set forth below or at such other  address as may  hereafter be specified in a notice designated  as a notice of change of address  under this  Section.  Any  notice, request,  demand, direction or other communication (for purposes of this Section
16.6 only,  a "Notice")  to be given to or made upon any party  hereto under any provision  of this  Agreement  shall be given or made by telephone or in writing
(which  includes  by  means  of  electronic  transmission  (i.e.,  "e-mail")  or facsimile  transmission  or by setting  forth such Notice on a site on the World
Wide Web (a "Website  Posting") if Notice of such Website Posting (including the information  necessary to access such site) has previously been delivered to the applicable parties hereto by another means set forth in this 16.6) in accordance with this Section  16.6.  Any such Notice must be  delivered  to the  applicable parties  hereto at the  addresses  and numbers set forth under their  respective names on Section 16.6 hereof

                                      -83-

or in accordance with any subsequent  unrevoked  Notice from any such party that is given in accordance with this Section 16.6. Any Notice shall be effective:

     (a) In the case of hand-delivery, when delivered;

     (b) If given by mail, five (5) days after such Notice is deposited with the
United States Postal Service,  with first-class postage prepaid,  return receipt requested;

     (c) In the  case of a  telephonic  Notice,  when a party  is  contacted  by telephone,  if delivery of such telephonic Notice is confirmed no later than the next Business Day by hand delivery,  a facsimile or electronic  transmission,  a
Website  Posting or an  overnight  courier  delivery  of a  confirmatory  Notice
(received at or before noon on such next Business Day);

     (d) In the case of a facsimile  transmission,  when sent to the  applicable party's facsimile  machine's  telephone number, if the party sending such Notice receives confirmation of the delivery thereof from its own facsimile machine;

     (e) In the case of electronic transmission, when actually received;

     (f) In the case of a Website  Posting,  upon  delivery  of a Notice of such posting  (including  the  information  necessary to access such site) by another means set forth in this Section 16.6; and

     (g) If given by any other means  (including  by  overnight  courier),  when actually received.

     (h)  When the  Lender  gives a Notice  to the  Borrowing  Agent or any Loan
Party, the Lender shall concurrently send a copy thereof to the Issuer. When the
Issuer gives a Notice to the Borrowing Agent or any Loan Party, the Issuer shall concurrently send a copy thereof to the Lender.

(A)      If to the Lender at:      National City Business Credit, Inc.
                                   One South Broad Street, 14th Floor
                                   Philadelphia, Pennsylvania 19107
                                   Attention:  Kenneth Frank
                                   Telephone: (267) 256-4121
                                   Telecopier: (267) 256-4001
                                   Email:  kenneth.frank@nationalcity.com

                                      -84-

         With a copy to:           National City Business Credit, Inc.
                                   1965 East 6th Street
                                   4th Floor
                                   Locator 01-3049
                                   Cleveland, Ohio  44114
                                   Attention:  Terry A. Graffis
                                   Telephone:  216-222-3252
                                   Telecopier:  216-222-9555
                                   Email:  terry.graffis@nationalcity.com

         And a copy to:            Thorp Reed & Armstrong, LLP
                                   One Oxford Centre
                                   301 Grant Street, 14th Floor
                                   Pittsburgh, Pennsylvania 15219
                                   Attention:  Jeffrey J. Conn, Esquire
                                   Telephone:  412-394-2324
                                   Telecopier:  412-394-2555
                                   Email:  jconn@thorpreed.com

(B)      If to the Issuer at:      National City Bank
                                   1965 East 6th Street
                                   4th Floor
                                   Locator 01-3049
                                   Cleveland, Ohio 44114
                                   Attention:  M. Kate George
                                   Telephone:  216-222-2951
                                   Telecopier:  216-222-9555
                                   Email:  mary.george@nationalcity.com

(C)      If to Borrowing Agent
         or any Loan Party, at:
                                   Blonder Tongue Laboratories, Inc.
                                   One Jake Brown Road
                                   Old Bridge, New Jersey 08857
                                   Attention:  James A. Luksch and Eric Skolnik
                                   Telephone: 732-679-4000
                                   Telecopier: 732-679-3279
                                   Email:  jluksch@blondertongue.com and
                                   eskolnik@blondertongue.com

         With a copy to:           Stradley Ronon Stevens & Young, LLP
                                   2600 One Commerce Square
                                   Philadelphia, Pennsylvania 19103-7098
                                   Attention:  Gary P. Scharmett, Esquire
                                   Telephone: (215) 564-8046

                                      -85-

                                   Telecopier: (215) 564-8120
                                   Email:  gscharmett@stradley.com

     Notwithstanding  anything in this Section 16.6 to the contrary,  any Notice of  Default or an Event of  Default  provided  by the Lender or Issuer to a Loan
Party  pursuant to this  Section  16.6 shall be (i) in writing  (which shall not include an e-mail or Website Posting), (ii) sent by overnight courier or similar means and (iii)  otherwise in accordance  with the  requirements of this Section
16.6.

16.7 Survival.

     The obligations of the Loan Parties under Sections  2.2(f),  3.7, 3.8, 3.9,
4.18(h)  and 16.5 shall  survive  termination  of this  Agreement  and the Other
Documents and payment in full of the Obligations.

16.8 Severability.

     If any part of this  Agreement  is contrary  to,  prohibited  by, or deemed
invalid  under   applicable  laws  or  regulations,   such  provision  shall  be
inapplicable  and  deemed  omitted  to the  extent so  contrary,  prohibited  or invalid,  but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

16.9 Expenses.

     All costs and expenses including, without limitation, reasonable attorneys'
fees  (including  the  allocated  costs of in house  counsel) and  disbursements incurred  by the  Lender on its  behalf or on  behalf of the  Issuer  (a) in all efforts made to enforce  payment of any  Obligation or effect  collection of any
Collateral,   or  (b)  in  connection  with  the  entering  into,  modification, amendment,  administration  and enforcement of this Agreement or any consents or waivers hereunder and all related agreements,  documents and instruments, or (c)
in  instituting,  maintaining,  preserving,  enforcing  and  foreclosing  on the
Lender's security interest in or Lien on any of the Collateral,  whether through judicial  proceedings  or  otherwise,  or (d) in  defending or  prosecuting  any actions  or  proceedings  arising  out of or  relating  to the  Lender's  or the
Issuer's  transactions with any Loan Party, or (e) in connection with any advice given to the Lender or the  Issuer  with  respect to its rights and  obligations under this  Agreement  and all  related  agreements,  may be charged to the Loan
Account and shall be part of the Obligations.

16.10 Injunctive Relief.

     Each Loan  Party  recognizes  that,  in the event any Loan  Party  fails to perform,  observe or discharge any of its obligations or liabilities  under this
Agreement,  any  remedy at law may prove to be  inadequate  relief to the Lender and/or the Issuer;  therefore,  the Lender, if the Lender so requests,  shall be entitled to temporary and permanent  injunctive  relief in any such case without the necessity of proving that actual damages are not an adequate remedy.

                                      -86-

16.11 Consequential Damages.

     Neither the Lender,  nor the Issuer,  nor any agent or attorney  for any of
them,  shall  be  liable  to  any  Loan  Party  for  any  special,   incidental,
consequential or punitive  damages arising from any breach of contract,  tort or other wrong relating to the  establishment,  administration or collection of the
Obligations.

16.12 Captions.

     The  captions  at  various  places  in  this  Agreement  are  intended  for convenience  only and do not  constitute and shall not be interpreted as part of this Agreement.

16.13 Counterparts; Telecopied Signatures.

     This  Agreement  may be executed in any number of and by different  parties hereto on separate counterparts, all of which, when so executed, shall be deemed an  original,  but all  such  counterparts  shall  constitute  one and the  same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

16.14 Construction.

     The parties  acknowledge that each party and its counsel have reviewed this
Agreement  and that the  normal  rule of  construction  to the  effect  that any ambiguities are to be resolved  against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

16.15 Confidentiality; Sharing Information.

     (a) The Lender,  the Issuer and each transferee of the Lender or the Issuer pursuant to Section 16.3 (a "Transferee") shall hold all non-public  information obtained by the Lender,  the Issuer or such  Transferee in  accordance  with the
Lender's,  the Issuer's and such Transferee's  customary procedures for handling confidential  information of this nature;  provided,  however,  the Lender,  the
Issuer and such Transferee may disclose such confidential information (a) to its
examiners,   affiliates,   outside  auditors,  counsel  and  other  professional
advisors,  (b) to the Lender, the Issuer and such Transferee and (c) as required or requested by any Governmental Body or  representative  thereof or pursuant to legal  process;  provided,  further that (i) unless  specifically  prohibited by applicable law or court order, the Lender,  the Issuer and such Transferee shall use its best efforts prior to disclosure  thereof, to notify the applicable Loan
Party of the applicable  request for disclosure of such  non-public  information
(A) by a  Governmental  Body or  representative  thereof  (other  than  any such request in connection  with an  examination  of the  financial  condition of the
Lender, the Issuer or such Transferee by such Governmental Body) or (B) pursuant to legal  process  and (ii) in no event  shall the  Lender,  the  Issuer or such
Transferee  be  obligated  to return any  materials  furnished by any Loan Party other than those  documents and  instruments  in possession of the Lender or the
Issuer in order to perfect its Lien on the Collateral once the Obligations  have been paid in full and this Agreement has been terminated.

                                      -87-

     (b) Each Loan Party acknowledges that from time to time financial advisory, investment  banking and other  services  may be offered or provided to such Loan
Party or one or more of its  Affiliates  (in  connection  with this Agreement or otherwise)  by  the  Lender,  the  Issuer  or by  one or  more  Subsidiaries  or
Affiliates of the Lender or the Issuer and each Loan Party hereby authorizes the
Lender and the Issuer to share any  information  delivered  to the Lender or the
Issuer by such Loan Party and its Subsidiaries pursuant to this Agreement, or in connection  with the  decision  of the  Lender or the  Issuer to enter into this
Agreement,  to any such Subsidiary or Affiliate of the Lender or the Issuer,  it
being  understood  that any such  Subsidiary  or  Affiliate of the Lender or the
Issuer  receiving such  information  shall be bound by the provisions of Section
16.15 as if it were the  Lender or the  Issuer,  as the case may be,  hereunder.
Such authorization  shall survive the repayment of the other Obligations and the termination of the Agreement.

16.16 Tax Withholding Clause.

     Any  assignee  or  participant  of the  Lender  or the  Issuer  that is not incorporated  under the Laws of the United  States of America or a state thereof
(and,  upon the  written  request  of the  Lender,  the  Issuer or  assignee  or participant  of the Lender or the Issuer) agrees that it will deliver to each of the  Borrowing  Agent and the Lender two (2) duly  completed  appropriate  valid
Withholding  Certificates  certifying  its status (as a U.S. or foreign  person)
and,  if  appropriate,  making a claim  of  reduced,  or  exemption  from,  U.S.
withholding tax on the basis of an income tax treaty or an exemption provided by the Code. The term "Withholding  Certificate" means a Form W-9; a Form W-8BEN; a
Form W-8ECI;  a Form W-8IMY and the related  statements  and  certifications  as required under Section  1.1441-1(e)(2)  and/or (3) of the Income Tax Regulations
(the "Regulations");  a statement described in Section  1.871-14(c)(2)(v) of the
Regulations; or any other certificates,  statements or other documents under the
Code or  Regulations  that  certify  or  establish  the  status  of a  payee  or beneficial  owner as a U.S.  or foreign  person.  Any  assignee  or  participant required  to  deliver  to the  Borrowing  Agent  and the  Lender  a  Withholding
Certificate  pursuant  to  the  preceding  sentence  shall  deliver  such  valid
Withholding Certificate as follows: at least five (5) Business Days prior to the effective  date of such  assignment or  participation  (unless the Lender in its sole discretion  shall permit such assignee or participant to deliver such valid
Withholding  Certificate  less than five (5)  Business  Days before such date in which case it shall be due on the date  specified  by the Lender but in no event later  than the date by which the  Withholding  Certificate  is  required  to be
delivered  under  the  Code  and  applicable  Regulations).   Each  assignee  or
participant which so delivers a valid Withholding Certificate further undertakes to deliver  to each of the  Borrowing  Agent and the  Lender two (2)  additional copies of such  Withholding  Certificate  (or a successor form) on or before the date that such Withholding  Certificate expires or becomes obsolete or after the occurrence  of any  event  requiring  a change  in the most  recent  Withholding
Certificate  so delivered by it, and such  amendments  thereto or  extensions or renewals  thereof as may be reasonably  requested by the Borrowing  Agent or the
Lender.  Notwithstanding the submission of a Withholding  Certificate claiming a reduced  rate of or  exemption  from U.S.  withholding  tax, the Lender shall be entitled to  withhold  United  States  federal  income  taxes at the full thirty percent (30%)  withholding rate if in its reasonable  judgment it is required to do so. Further, the Lender is indemnified underss.1.1461-1(e) of the Regulations against any claims and demands of any assignee or  participant of the Lender for the amount of any tax it deducts and  withholds in accordance  with  Regulations underss.1441 of the Code.

                                      -88-

16.17 USA Patriot Act.

     Any  assignee  or  participant  of the  Lender  or the  Issuer  that is not incorporated  under the Laws of the United  States of America or a state thereof
(and is not excepted from the certification requirement contained in Section 313 of the USA Patriot Act and the applicable  regulations because it is both (i) an affiliate  of a  depository  institution  or a  foreign  bank that  maintains  a physical  presence in the United States or foreign country,  and (ii) subject to supervision  by  a  banking  authority  regulating  such  affiliated  depository institution or foreign bank) shall deliver to the Lender the certification,  or, if applicable, recertification, certifying that such Person is not a "shell" and certifying  to other  matters as  required by Section 313 of the USA Patriot Act and the applicable regulations: (1) within ten (10) days after the Closing Date, and (2) as such other times as are required under the USA Patriot Act.

16.18 Publicity.

     Each  Loan  Party  and the  Issuer  hereby  authorizes  the  Lender to make appropriate  announcements of the financial  arrangement  entered into among the
Loan  Parties,  the  Lender  and  the  Issuer,  including,  without  limitation, announcements  which are commonly known as tombstones,  in such publications and to such selected parties as the Lender shall in its sole and absolute discretion deem appropriate.

                           [INTENTIONALLY LEFT BLANK]

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     Each of the  parties has signed  this  Agreement  on the day and year first above written to be effective on the Effective Date.

                           BORROWERS:

                           Blonder Tongue Laboratories, Inc.

                           By: /s/James A. Luksch
                           Name: James A. Luksch
                           Title: Chairman of the Board and CEO

                           BDR Broadband, LLC

                           By: /s/Robert J. Palle, Jr.
                           Name:  Robert J. Palle, Jr.
                           Title:  Managing Member

                           GUARANTORS:

                           Blonder Tongue Investment Company

                           By: /s/James A. Luksch
                           Name: James A. Luksch
                           Title: CEO, President and Director

                           LENDER:

                           National City Business Credit, Inc., as Lender

                           By: /s/Kenneth W. Frank
                           Name:  Kenneth W. Frank
                           Title:  Director

                           ISSUER:

                           National City Bank, a national banking association,
                           as Issuer

                           By: /s/Joseph Kwasny
                           Name: Joseph Kwasny
                           Title: Senior Vice President

                         LIST OF SCHEDULES AND EXHIBITS

                  All Schedules to the Credit and Security Agreement:

a.    Schedule 1.2      Liens
b.    Schedule 4.5      Inventory Locations
c.    Schedule 4.15(c)  Loan Parties' Chief Executive Offices
d.    Schedule 4.15(g)  Accounts
e.    Schedule 5.2(a)   Incorporation/Organization
f.    Schedule 5.2(b)   Subsidiaries
g.    Schedule 5.4      Tax Identification Numbers
h.    Schedule 5.6      Corporate Name
i.    Schedule 5.7      O.S.H.A. and Environmental Compliance
j.    Schedule 5.8(b)   Litigation
k.    Schedule 5.8(d)   Plans
l.    Schedule 5.9      Patents, Trademarks, Copyrights and Licenses
m.    Schedule 5.10     Licenses and Permits
n.    Schedule 5.14     Labor Disputes
o.    Schedule 5.21     Business and Property
p.    Schedule 7.3      Guarantees
q.    Schedule 7.4      Investments
r.    Schedule 7.5      Loans and Advances
s.    Schedule 7.8      Indebtedness
t.    Schedule 8.1(s)   Leasehold and Other Non Owned Locations of Inventory

               All Exhibits to the Credit and Security Agreement:

a.    Exhibit A         Form of Borrowing Base Certificate
b.    Exhibit 2.1(a)    Form of Revolving Credit Note
c.    Exhibit 2.4       Form of Term Note
d.    Exhibit 5.5(a)    Projections
e.    Exhibit 8.1(j)    Financial Condition Certificate

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